ANNUAL REPORT February 29, 2000

                                                              Nuveen Investments

NUVEEN MUNICIPAL BOND FUNDS

                                          California

                                          California Insured

[PHOTO APPEARS HERE]

Fund Information


Board of Trustees                Transfer Agent and
                                 Shareholder Services
Robert P. Bremner
Lawrence H. Brown                Chase Global Funds Services Company
Anne E. Impellizzeri             73 Tremont Street
Peter R. Sawers                  Boston, MA 02108
William J. Schneider
Timothy R. Schwertfeger          (800) 257-8787
Judith M. Stockdale
                                 Legal Counsel
Fund Manager
                                 Morgan, Lewis &
Nuveen Advisory Corp.            Bockius LLP
333 West Wacker Drive            Washington, D.C.
Chicago, IL 60606
                                 Independent Public Accountants

                                 Arthur Andersen LLP
                                 Chicago, IL


    Contents
 1  Dear Shareholder
 3  From the Portfolio Manager's Perspective
 6  Nuveen California Municipal Bond Fund Spotlight
 7  Nuveen California Insured Municipal Bond
    Fund Spotlight
 8  Portfolio of Investments
15  Statement of Net Assets
16  Statement of Operations
17  Statement of Changes in Net Assets
18  Notes to Financial Statements
23  Financial Highlights
25  Report of Independent Public Accountants

DEAR
Shareholder,

[Photo of Timothy R. Schwertfeger appears here]
Timothy R. Schwertfeger
Chairman of the Board

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.


A Trusted Resource. As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

  Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interest at heart.

Family Wealth Management. Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

  We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

The Economic Environment. You may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period. Before we get to that, I want to briefly report on the economic environment in which your Nuveen investment performed.

  The end of your fund's fiscal period, February 29, 2000, was an important day in our nation's economic life. It marked the 107th month of continued economic expansion, the longest period of expansion in history. The only period to rival that length was the 106-month expansion from February 1961 to December 1969, a period known best for its military conflicts, domestic unrest and soaring inflation.

  That was then; this is now.



                             "We are dedicated to
                             helping you and your
                               financial advisor
                               develop a family
                              wealth management
                              strategy unique to
                              you and your goals
                                 and values."


                                                            ANNUAL REPORT page 1

        "There's still faith
          in the emerging
     paradigm, which holds that
          improvements in
productivity enable us to have both
          economic growth
         and low inflation
         at the same time."

  The vigilant inflationary watch of Federal Reserve Chairman Alan Greenspan, the growth of the Internet and other technology-related developments and the globalization of the economy are three reasons for continued economic health.

  In their battle to keep inflation at bay, Greenspan's Fed raised interest rates on February 2, 2000, and again on March 21, 2000. The latest increase marked the fifth time the Fed has raised the federal funds rate -- the interest that banks charge each other on overnight loans -- since June 1999.

  Municipal bonds continued to serve investors well, in our opinion. At the end of February 2000, the ratio between long-term municipal bond yields and 30-year Treasury yields stood at 102%. For investors, this meant that quality long-term municipal bonds offered yields above those of long-term Treasury bonds -- even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

  Over the short term, the inflation threat has meant increased price fluctuations in the equity markets. Part of that is due to the fact that investors and the various markets have been watching -- and reacting to -- every announcement concerning economic statistics.

  Longer term, we believe there's still faith in the emerging paradigm, which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. The 1960's 106-month expansion that I noted earlier was fueled by government spending. Today's economy has been fueled by consumer spending and improved productivity.

What Can You Do? We believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs. As you pursue your life's dreams, your financial advisor can serve as a valuable resource in helping you keep market events in perspective while you focus on your overall financial plan.

  For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

  Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their lives dreams. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 14, 2000





ANNUAL REPORT page 2

NUVEEN CALIFORNIA MUNICIPAL BOND FUND
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND
From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund feature portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended February 29, 2000, we spoke with Portfolio Manager Bill Fitzgerald of Nuveen Advisory Corp.


Q Over the last year, the nation's economy grew at a healthy clip, continuing an unprecedented trend of economic expansion. How did the California economy do over the fund's fiscal year, which ended February 29, 2000?

BILL The economy in California has been very strong on many levels. As of February 29, 2000, California's unemployment rate is 4.6%, down from 5.5% for the same period last year. The national unemployment rate is 4.1%. Personal income grew almost 8%, versus 6% overall for the U.S.

  The state of California had its best year ever in revenues during 1999, and to date, 2000 has been strong as well with officials projecting a $1 billion-plus budget surplus for April 2000. The state of California was upgraded by bond rating agency Standard & Poor's in mid-February 1999 from AA- to AA. The state's debt ratio stood at four percent at the end of 1999.

  Construction and real estate have been important drivers of this flourishing economy; however, it has been the computer/software industry that seems to be the most powerful driver, and the wealth it has created has been a major force behind most everything from housing to consumer spending. It has been by far the fastest-growing industry at an average growth rate of 18%.

  The average salary across all jobs -- from janitor on up -- in this sector was between $80,000 and $100,000, as of the period reported. This of course contributed to the tight job market, but the upside is it has been attracting good, quality workers from all over the country.

Q  What was the level of state municipal bond supply during the fiscal year?

BILL Issuance was down 21 percent over 1999, which was in line with the rest of the nation. The higher cost of borrowing due to rising interest rates was a reason for decreased supply. Demand pretty much stayed consistent with supply over the year.

Q Of course, the downside to this thriving economy has been rising interest rates, and the Federal Reserve Board (the Fed) implemented several rate hikes, as was expected, to help head off any inflationary pressures. How did the two Nuveen California municipal bond funds perform in this less-than-ideal environment for municipal bonds?


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research
 . An active, value-oriented investment style
 . The unmatched presence and trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen California and California Insured Municipal Bond Funds.



Performance figures are quoted for Class A shares at net asset value. Comments cover the one-year period ended February 29, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                            ANNUAL REPORT page 3

"We took advantage of rising interest rates to improve call protection and potentially enhance each fund's income stream."


BILL While this environment allowed us to take some measures to position the funds for the long term, for the fiscal year ended February 29, 2000, the Nuveen California Municipal Bond Fund reported a total return of -3.12% for Class A shares on net asset value. That compares favorably to the Lipper California Municipal Debt peer group average, which reported a 4.88% loss for the same one-year period. Over the five-year period, the fund reported a 5.23% gain, compared to the 4.87% gain for the Lipper peer group for the same period.*

  As of February 29, 2000, the fund's SEC 30-day yield was 5.31%. For investors in the combined 37.5% federal and state income tax bracket, that is equivalent to a yield of 8.50% on a taxable investment.**

           NUVEEN CALIFORNIA MUNICIPAL BOND FUND
           Bond Credit Quality
           [PIE CHART APPEARS HERE]
                       AAA/U.S. Guaranteed..34%
                       AA................... 7%
                       A....................15%
                       BBB/NR...............44%

           As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

Nuveen California Insured Municipal Bond Fund had a total return of -3.52% for the fiscal year ended February 29, 2000, compared to the Lipper California Insured Municipal Debt peer group average loss of 4.23%. The five-year period shows a 4.95% gain for the fund, in line with the 4.96% gain for the Lipper peer group.*

  As of February 29, 2000, the Nuveen California Insured Municipal Bond Fund's SEC 30-day yield was 4.70%, which is equivalent to a 7.52% yield on a taxable investment for investors in the combined 37.5% federal and state income tax bracket.**


Q How did you manage the funds in this challenging environment of rising interest rates?

BILL A challenging market like this one can still present us with unique opportunities to restructure the portfolio and position the fund for the long-term.

  We took advantage of rising interest rates to improve call protection and potentially enhance each fund's income stream. When interest rates are falling, bond issuers tend to call or redeem their bonds early to lower their repayment costs, forcing bond investors to reinvest at lower rates. Improving the call protection helps shield the fund from these early bond calls. Shareholders could benefit as this strategy would allow the portfolio to hold onto higher-yielding bonds in a lower-rate environment. We sold out holdings that had less than seven years of call protection, to improve the average call protection to 10 years.

  We also maintained a short duration in the portfolios, which typically works well amid rising interest rates because as shorter-term bonds mature, we can reinvest at higher rates (and lower prices).

  Other than that, it was a combination of being in what we felt were the right sectors and participating in a couple of opportune bond issues that were important to the marketplace. Having the knowledge and market presence of Nuveen research helped us get a front-row seat with some of these deals.


Q  Can you give us some examples of some of these important issues and sectors?

BILL One important issue to the marketplace was the Foothill/Eastern Transportation Corridor, which supports a toll road project in Southern California. We purchased this issue at a 5% coupon maturing in 2035, then had the bonds insured in the


*For the Nuveen California Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 108 funds in the Lipper California Municipal Debt Funds category for the one-year period ended February 29, 2000, and 78 funds for the five-year period. For the Nuveen California Insured Municipal Bond Fund the Lipper Peer Group returns represent the 23 funds in the Lipper California Insured Municipal Debt Funds category for the one-year period and 20 funds in the category for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

**Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The rate shown is based on the 30-day SEC yield and a combined federal and state income tax rate of 37.5%.

ANNUAL REPORT page 4
secondary market once we owned them. This is just one method of insurance we use for the Nuveen California Insured Municipal Bond Fund, but we also periodically use this tactic in the other fund to try to enhance returns on an issue, because bonds that are insured generally are worth more.

 NUVEEN CALIFORNIA MUNICIPAL BOND FUND

  Top Five Sectors

  Tax Obligation (Limited)        25%
 -------------------------------------
  Housing (Multifamily)           18%
 -------------------------------------
  Healthcare                      13%
 -------------------------------------
  U.S. Guaranteed                 10%
 -------------------------------------
  Transportation                   9%
 -------------------------------------
As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND

Top Five Sectors

  Tax Obligation (Limited)  30%
 -------------------------------
  U.S. Guaranteed           21%
 -------------------------------
  Tax Obligation (General)  19%
 -------------------------------
  Housing (Multifamily)     8%
 -------------------------------
  Healthcare                6%
 -------------------------------

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

  After the Foothill/Eastern Transportation Corridor bonds were insured, the price increased 10 basis points. They returned 27% over the fiscal year.

  Resource recovery bonds made up the best performing sector for the funds, mainly due to one of the largest holdings in the Nuveen California Municipal Bond Fund: the California Pollution Control Financing Authority for the CanFibre of Riverside Project. CanFibre is a company that recycles wood fiber into a strong fire and water-resistant wood product. As construction of this facility was completed in May 1999 and it began operation, the prices of the bonds rose to reflect the positive credit outlook on the project. As of February 29, 2000, about 5% of the fund's assets were invested in CanFibre. The California Insured Municipal Bond Fund does not hold these bonds.

  The healthcare sector continued to face challenges during the period, the resulting fallout from the federal Medicare reimbursement cuts in 1997. However, with our California-based research we were able to identify specific issues with attractive spreads that did well despite the market: California Health Care (Cedars-Sinai Medical Center) and Catholic Healthcare West. Both were upgraded by the rating agencies during the fiscal year, with Cedars-Sinai Medical Center returning 25% over the fiscal year.

"With no apparent indication that the computer industry will slow down anytime soon, we look for the state's economy to continue its fast-paced growth through at least the first half of the fiscal year."


Q What is your outlook for the California economy and the municipal bond market for the coming fiscal year?


BILL With no apparent indication that the computer industry will slow down anytime soon, we look for the state's economy to continue its fast-paced growth through at least the first half of the fiscal year. Even if the stock market were to fall, the effects wouldn't be felt for a while, in our opinion, because there are enough built-in gains from the very prevalent stock options, which would continue to funnel spending into the state for some time.

  The California market has been gaining acceptance over the last few years, and we expect state bonds to do better compared to the rest of the market during the next fiscal year. We also expect better credit options in the market as well as stronger liquidity.

  We plan to keep healthcare underweighted in both portfolios for now, but we may increase exposure if interest rates continue to rise and spreads widen. Since we fully expect the Fed to continue to raise interest rates throughout the year, we also plan to continue to focus on bonds with a short duration in keeping with the interest rate environment.

                                                            ANNUAL REPORT page 5

NUVEEN CALIFORNIA MUNICIPAL BOND FUND
Fund Spotlight as of February 29, 2000

Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.


Quick Facts
                                  A Shares        B Shares        C Shares         R Shares
NAV                                $ 10.01         $ 10.00         $ 10.01          $ 10.02
-----------------------------------------------------------------------------------------------
February's Declared Dividend*      $0.0460         $0.0400         $0.0415          $0.0480
-----------------------------------------------------------------------------------------------
Fund Symbol                          NCAAX             N/A           NCACX            NCSPX
-----------------------------------------------------------------------------------------------
CUSIP                            67065N100       67065N209       67065N308        67065N407
-----------------------------------------------------------------------------------------------
Inception Date                        9/94            3/97            9/94             7/86
-----------------------------------------------------------------------------------------------
* Paid March 1, 2000

Total Returns (Annualized)+
                            A Shares                 B Shares           C Shares      R Shares
                         NAV        Offer        NAV         w/CDSC        NAV          NAV
1-Year                 -3.12%      -7.21%       -3.93%       -7.60%      -3.74%       -2.98%
-----------------------------------------------------------------------------------------------
1-Year TER*            -0.05%      -4.27%       -1.31%       -4.98%      -1.02%        0.21%
-----------------------------------------------------------------------------------------------
5-Year                  5.23%       4.33%        4.44%        4.28%       4.57%        5.44%
-----------------------------------------------------------------------------------------------
5-Year TER*             8.37%       7.44%        7.14%        6.98%       7.31%        8.72%
-----------------------------------------------------------------------------------------------
10-Year                 6.13%       5.68%        5.58%        5.58%       5.43%        6.40%
-----------------------------------------------------------------------------------------------
10-Year TER*            9.48%       9.01%        8.58%        8.58%       8.37%        9.91%
-----------------------------------------------------------------------------------------------

  + Class R shares returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

* Taxable Equivalent Return (Based on a combined federal and state income tax rate of 37.5%.)

Tax-Free Yields
                                    A Shares            B Shares     C Shares    R Shares
                                 NAV         Offer         NAV          NAV         NAV
SEC 30-Day Yield                5.31%        5.08%        4.56%        4.76%        5.51%
-----------------------------------------------------------------------------------------------
Taxable Equivalent Yield        8.50%        8.13%        7.30%        7.62%        8.82%
-----------------------------------------------------------------------------------------------

 Index Comparison
[MOUNTAIN CHART APPEARS HERE]

                 LEHMAN                NUVEEN               NUVEEN
                BROTHERS             CALIFORNIA           CALIFORNIA
               MUNICIPAL             MUNICIPAL             MUNICIPAL
               BOND INDEX         BOND FUND(Offer)      BOND FUND(NAV)
2/90            $ 10,000              $  9,580             $ 10,000
2/91            $ 10,922              $ 10,372             $ 10,827
2/92            $ 12,013              $ 11,305             $ 11,801
2/93            $ 13,667              $ 12,819             $ 13,381
2/94            $ 14,422              $ 13,435             $ 14,024
2/95            $ 14,695              $ 13,465             $ 14,056
2/96            $ 16,318              $ 14,860             $ 15,511
2/97            $ 17,364              $ 15,645             $ 16,331
2/98            $ 18,953              $ 17,033             $ 17,780
2/99            $ 20,118              $ 17,932             $ 18,718
2/00            $ 19,696              $ 17,373             $ 18,135

      --Nuveen CA Municipal Bond Fund (Offer) $17,373
      --Nuveen CA Municipal Bond Fund (Nav) $18,135
      --Lehman Brothers Municipal Bond Index $19,696

Morningstar Rating /TM/ ++
****
Overall rating among 1,678
municipal bond funds as
of 2/29/00


Portfolio Statistics

Total Net Assets  $262.5 million
--------------------------------
Average Effective
Maturity             20.06 years
--------------------------------
Average Duration            9.31
--------------------------------

=== Nuveen CA Municipal Bond Fund (Offer) $17,373
=== Nuveen CA Municipal Bond Fund (Nav) $18,135
=== Lehman Brothers Municipal Bond Index $19,895

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

++ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 2/29/00 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Class A shares of the fund received four stars for the three- and five-year periods. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receives four stars. The fund was rated among 1,678 and 1,365 funds for the three- and five-year periods, respectively.

The Nuveen California Municipal Bond Fund's monthly dividends rose during the fiscal period. The amount differed based on share class. Please see Quick Facts for the latest dividend paid.

ANNUAL REPORT page 6

NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND

Fund Spotlight as of February 29, 2000

------------------------------------------------------------------------------------
Quick Facts
------------------------------------------------------------------------------------
                                  A Shares      B Shares      C Shares      R Shares
NAV                                 $10.19        $10.20        $10.13        $10.18
------------------------------------------------------------------------------------
February's Declared Dividend*      $0.0445       $0.0380       $0.0395       $0.0460
------------------------------------------------------------------------------------
Fund Symbol                          NCAIX         NCABX         NCAKX         NCIBX
------------------------------------------------------------------------------------
CUSIP                            67065N506     67065N605     67065N704     67065N803
------------------------------------------------------------------------------------
Inception Date                        9/94          3/97          9/94          7/86
------------------------------------------------------------------------------------

* Paid March 1, 2000


-------------------------------------------------------------------------------------------
Total Returns (Annualized)+
-------------------------------------------------------------------------------------------
                               A Shares               B Shares         C Shares    R Shares
                            NAV       Offer        NAV       w/CDSC       NAV         NAV
1-Year                    -3.52%     -7.60%      -4.26%      -7.93%     -4.03%      -3.27%
-------------------------------------------------------------------------------------------
1-Year TER*               -0.62%     -4.83%      -1.82%      -5.50%     -1.49%      -0.27%
-------------------------------------------------------------------------------------------
5-Year                     4.95%      4.06%       4.20%       4.03%      4.37%       5.19%
-------------------------------------------------------------------------------------------
5-Year TER*                7.97%      7.05%       6.76%       6.61%      6.99%       8.34%
-------------------------------------------------------------------------------------------
10-Year                    6.27%      5.81%       5.65%       5.65%      5.50%       6.50%
-------------------------------------------------------------------------------------------
10-Year TER*               9.47%      8.99%       8.50%       8.50%      8.28%       9.84%
-------------------------------------------------------------------------------------------

+ Class R shares returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

* Taxable Equivalent Return (Based on a combined federal and state income tax rate of 37.5%.)

--------------------------------------------------------------------------------------------
Tax-Free Yields
--------------------------------------------------------------------------------------------
                                          A Shares         B Shares     C Shares    R Shares
                                       NAV       Offer        NAV          NAV         NAV
SEC 30-Day Yield                      4.70%      4.51%       3.96%        4.16%       4.91%
--------------------------------------------------------------------------------------------
Taxable Equivalent Yield              7.52%      7.22%       6.34%        6.66%       7.86%
--------------------------------------------------------------------------------------------

Index Comparison
[MOUNTAIN CHART APPEARS HERE]

                                   NUVEEN             NUVEEN
                 LEHMAN          CALIFORNIA         CALIFORNIA
                BROTHERS           INSURED            INSURED
                MUNICIPAL         MUNICIPAL          MUNICIPAL
               BOND INDEX         BOND FUND          BOND FUND
                                   (Offer)            (NAV)
2/90            $ 10,000          $  9,580           $ 10,000
2/91            $ 10,922          $ 10,388           $ 10,843
2/92            $ 12,013          $ 11,390           $ 11,890
2/93            $ 13,667          $ 13,075           $ 13,648
2/94            $ 14,422          $ 13,599           $ 14,195
2/95            $ 14,695          $ 13,816           $ 14,422
2/96            $ 16,318          $ 15,241           $ 15,909
2/97            $ 17,364          $ 15,937           $ 16,636
2/98            $ 18,953          $ 17,317           $ 18,076
2/99            $ 20,118          $ 18,236           $ 19,036
2/00            $ 19,696          $ 17,595           $ 18,366

                 -- Nuveen CA Insured Municipal Bond Fund (Offer) $17,595 -- Nuveen CA Insured Municipal Bond Fund (NAV) $18,366 -- Lehman Brothers Municipal Bond Index $19,696

----------------------------------------
Portfolio Statistics
----------------------------------------
Total Net Assets          $228.3 million
----------------------------------------
Average Effective
Maturity                     20.07 years
----------------------------------------
Average Duration                    9.04
----------------------------------------

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


--------------------------------------------------------------------------------
Terms To Know
--------------------------------------------------------------------------------

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.

The Nuveen California Insured Municipal Bond Fund's monthly dividends rose during the fiscal period. The amount differed based on share class. Please see Quick Facts for the latest dividend paid.


                                                            ANNUAL REPORT page 7

                    Portfolio of Investments
                    Nuveen California Municipal Bond Fund
                    February 29, 2000


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 3.8%

    $    960   California Educational Facilities Authority, Pooled College and               4/07 at 102        Baa2    $   937,949
                 University Projects Revenue Bonds, Series 1997B (Southern
                 California College of Optometry), 6.300%, 4/01/21

       1,500   California Statewide Community Development Authority, San Diego,             12/06 at 105         N/R      1,538,865
                 Certificates of Participation, Space and Science Foundation,
                 Series 1996, 7.500%, 12/01/26

               The Regents of the University of California, 1993 Refunding Certificates
               of Participation (UCLA Central Chiller/ Cogeneration Facility):
       3,500     5.600%, 11/01/20                                                           11/03 at 102         Aa3      3,314,885
       4,335     6.000%, 11/01/21                                                           11/03 at 102         Aa3      4,311,158
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 13.2%

      18,000   California Health Facilities Financing Authority, Revenue Bonds              12/09 at 101          A2     17,116,020
                 (Cedars-Sinai Medical Center), Series 1999A,  6.125%, 12/01/30

               California Health Facilities Financing Authority, Insured Health
               Facility Revenue Bonds (Small Facilities Pooled Loan Program),
               1994 Series B:
       3,000     7.400%, 4/01/14                                                             4/05 at 102         AA-      3,303,090
       3,635     7.500%, 4/01/22                                                             4/05 at 102         AA-      4,004,534

       3,370   California Health Facilities Financing Authority, Hospital Revenue            5/03 at 102        BBB+      3,092,683
                 Bonds (Downey Community Hospital), Series 1993, 5.750%, 5/15/15

       3,380   California Health Facilities Financing Authority, Kaiser Permanente          12/00 at 102           A      3,521,419
                 Revenue Bonds, 1990 Series A, 7.000%, 12/01/10

       1,755   Central Joint Powers Health Financing Authority, Certificates of              2/03 at 100        Baa1      1,319,865
                 Participation, Series 1993 (Community Hospital of Central
                 California), 5.000%, 2/01/23

       2,475   City of Loma Linda, California, Hospital Revenue Bonds (Loma Linda           12/03 at 102         N/R      2,319,224
                 University Medical Center Project), Series 1993-A, 6.000%, 12/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 18.1%

       8,400   ABAG Finance Authority for Nonprofit Corporations, Multifamily               No Opt. Call         BBB      8,491,476
                 Housing Revenue Refunding Bonds (United Dominion/2000 Post Apartments),
                 2000 Series B,  6.250%, 8/15/30 (Mandatory put 8/15/08)

       6,570   California Housing Finance Agency, Multifamily Housing Revenue Bonds          8/06 at 102         AAA      6,465,997
                 II, 1996 Series A, 6.050%, 8/01/27

               California Statewide Communities Development Authority, Apartment
               Development Revenue Refunding Bonds (Irvine Apartment Communities,
               L.P.), Series 1998A:
       7,950     5.250%, 5/15/25 (Mandatory put 5/15/13)                                     7/08 at 101         BBB      7,362,654
       1,500     5.100%, 5/15/25 (Mandatory put 5/15/10)                                     7/08 at 101         BBB      1,417,560

       2,905   California Statewide Communities Development Authority, Senior Lien           6/06 at 100         AAA      2,959,265
                 Multifamily Housing Revenue Bonds (Monte Vista Terrace), Series 1996A,
                 6.375%, 9/01/20

       4,350   The Community Redevelopment Agency of the City of Los Angeles,                6/05 at 105         AAA      4,753,985
                 California, Multifamily Housing Revenue Refunding Bonds,
                 1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10

       3,285   City of Riverside, California, Multifamily Housing Revenue Bonds              7/02 at 100         AAA      3,327,147
                 (Fannie Mae Pass-Through Certificate Program/Birchwood Park
                 Apartment Project), Series 1992A, 6.500%, 1/01/18

       4,005   City of Riverside, California, Multifamily Housing Revenue Bonds              7/02 at 100         AAA      4,056,384
                 (Fannie Mae Pass-Through Certificate Program/Palm Shadows
                 Apartments Project), 1992 Series A,  6.500%, 1/01/18

       2,000   County of Riverside (California), Mobile Home Park Revenue Bonds              3/09 at 102         N/R      1,798,160
                 (Bravo Mobile Home Park Project), Series 1999B, 5.900%, 3/20/29

       2,080   City of Salinas, California, Housing Facility Refunding Revenue               7/04 at 102         AAA      2,141,027
                 Bonds, Series 1994A (GNMA Collateralized - Villa Serra Project),
                 6.500%, 7/20/17

       2,000   San Dimas Housing Authority, Mobile Home Park Revenue Bonds                   7/08 at 102         N/R      1,731,600
                 (Charter Oak Mobile Home Estates Acquisition Project),
                 Series 1998A,  5.700%, 7/01/28

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

     $ 3,000   Housing Authority of the County of Santa Cruz, Multifamily Housing            7/00 at 102         AAA    $ 3,075,600
                 Refunding Revenue Bonds, Series 1990A (Fannie Mae Collateralized),
                 7.750%, 7/01/23
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 4.0%

       2,250   California Housing Finance Agency, Home Mortgage Revenue Bonds,               2/07 at 102         AAA      2,240,303
                 1997 Series B, 6.100%, 2/01/28 (Alternative Minimum Tax)

      33,500   California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/09 at 31 19/32         AAA      4,955,320
                 1999 Series F, 0.000%, 2/01/30 (Alternative Minimum Tax)

       2,850   California Rural Home Mortgage Finance Authority, Single Family              No Opt. Call         AAA      3,074,324
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1997 Series A, 7.000%, 9/01/29 (Alternative Minimum Tax)

       1,950   County of San Bernardino (California), Single Family Home                 5/07 at 22 9/16         AAA        274,463
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1997 Series A, 0.000%, 5/01/31 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 4.0%

       7,000   ABAG Finance Authority for Nonprofit Corporations, Revenue Refunding         10/07 at 102        BBB-      5,744,760
                 Certificates of Participation (American Baptist Homes of the West
                 Facilities Project), Series 1997A, 5.850%, 10/01/27

       2,500   California Statewide Communities Development Authority, Certificates         11/04 at 102         AA-      2,576,075
                 of Participation (Solheim Lutheran Home), 6.500%, 11/01/17

       2,000   Chico Redevelopment Agency, Insured Certificates of Participation             2/01 at 102         AA-      2,072,260
                 (Sierra Sunrise Lodge), Series 1991A, Walker Senior Housing
                 Corporation VII, 6.750%, 2/01/21
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 3.9%

       8,500   State of California, Various Purpose General Obligation Bonds,                3/10 at 101         AAA      8,333,315
                 5.750%, 3/01/27 (WI)

               Petaluma Joint High School District (Sonoma County, California),
               General Obligation Bonds, Election of 1992, Series C:
       4,220     0.000%, 8/01/20                                                        8/04 at 38 13/32         AAA      1,218,441
       2,080     0.000%, 8/01/21                                                          8/04 at 36 1/8         AAA        563,555
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 25.3%

       4,730   Alameda County Public Facilities Corporation, Certificates of                 9/06 at 102         AAA      4,772,144
                 Participation (1991 Financing Project), 6.000%, 9/01/21

       1,365   City of Brea Community Facilities District No. 1997-1, Olinda                 3/06 at 102         N/R      1,196,887
                 Heights Public Improvements, 1998 Special Tax Bonds, 5.875%, 9/01/28

               Brentwood Infrastructure Financing Authority, CIFP 98-1 Infrastructure
               Revenue Bonds, Series 1998 (Contra Costa County, California):
       1,225     5.750%, 9/02/18                                                             3/00 at 103         N/R      1,083,072
       2,440     5.875%, 9/02/28                                                             3/00 at 103         N/R      2,112,357

               Brentwood Infrastructure Financing Authority, CIFP 99-1 Infrastructure
               Revenue Bonds, Series 1999 (Contra Costa County, California):
       1,675     6.000%, 9/02/22                                                             3/00 at 103         N/R      1,524,351
       1,500     6.000%, 9/02/29                                                             3/00 at 103         N/R      1,340,235

       2,000   Carson Redevelopment Agency (California), Redevelopment Project              10/03 at 102        BBB+      1,965,880
                 Area No. 1, Tax Allocation Bonds, Series 1993, 6.000%, 10/01/16

       1,500   Dinuba Redevelopment Agency, California, Merged City of Dinuba               12/01 at 101         N/R      1,472,670
                 Redevelopment Project and Dinuba Redevelopment Project No. 2,
                 As Amended, Subordinated Tax Allocation Refunding Notes,
                 Issue of 1999A, 6.100%, 12/01/04

       2,500   Fontana Public Financing Authority (San Bernardino County, California),       9/00 at 102         BBB      2,536,950
                 Tax Allocation Revenue Bonds (North Fontana Redevelopment Project),
                 1990 Series A, 7.250%, 9/01/20

       2,000   La Mirada Redevelopment Agency (California), Community Facilities            10/08 at 102         N/R      1,717,940
                 District No.89-1 (Civic Theatre Project), 1998 Refunding Special
                 Tax Bonds (Tax Increment Contribution), 5.700%, 10/01/20

       1,260   Marysville Community Development Agency (California), Marysville              3/02 at 102        Baa3      1,291,475
                 Plaza Project, 1992 Tax Allocation Refunding Bonds, 7.250%, 3/01/21

       6,240   City of Milpitas, Limited Obligation Improvement Bonds, Local                 3/00 at 103         N/R      5,479,906
                 Improvement District No. 20, 1998 Series A (Santa Clara County,
                 California), 5.700%, 9/02/18

                    Portfolio of Investments
                    Nuveen California Municipal Bond Fund (continued) February 29, 2000


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

    $  1,590   City of Ontario (San Bernardino County, California), Limited                  3/00 at 103         N/R    $ 1,649,879
                 Obligation Improvement Bonds, Assessment District No. 100C
                 (California Commerce Center Phase III), 8.000%, 9/02/11

       2,250   County of Orange, California, Community Facilities District No. 99-1          8/09 at 102         N/R      2,227,928
                 (Ladera Ranch), Series A of 1999, Special Tax Bonds, 6.700%, 8/15/29

       4,300   Orange County Development Agency, Santa Ana Heights Project Area,             9/03 at 102         BBB      4,023,768
                 1993 Tax Allocation Revenue Bonds (California), 6.125%, 9/01/23

       2,000   Community Facilities District No. 88-1 of the City of Poway, California       8/08 at 102         N/R      2,024,600
                 (Parkway Business Center), Special Tax Refunding Bonds, Series 1998,
                 6.750%, 8/15/15

       1,645   City of Rancho Cucamoga, Assessment District No. 93-1 (Masi Plaza),           3/00 at 103         N/R      1,553,193
                 Limited Obligation Improvement Bonds, 6.250%, 9/02/22

       1,360   Redding Joint Powers Financing Authority, Lease Revenue Bonds                 6/03 at 102           A      1,345,870
                 (Capital Improvement Projects), Series 1993, 6.250%, 6/01/23

       1,000   County of Sacramento (California), Laguna Creek Ranch/Elliott Ranch          12/07 at 102         N/R        848,750
                 Community Facilities District No. 1, Improvement Area No. 1 Special
                 Tax Refunding Bonds (Laguna Creek Ranch), 5.700%, 12/01/20

       2,235   City of Salinas, Limited Obligation Refunding Bonds, Consolidated             3/00 at 103         N/R      2,314,007
                 Refunding District 94-3, Series No. A-181 Monterey County, California,
                 7.400%, 9/02/09

       5,000   City and County of San Francisco Redevelopment Financing Authority,           8/03 at 103           A      4,462,200
                 1993 Series C, Tax Allocation Revenue Bonds (San Francisco
                 Redevelopment Projects), 5.125%, 8/01/18

       7,090   Redevelopment Agency of the City of San Marcos, Tax Allocation Bonds         10/07 at 102          A-      6,716,428
                 (1997 Affordable Housing Project), Series 1977A, 6.000%, 10/01/27
                 (Alternative Minimum Tax)

       4,000   Shafter Joint Powers Financing Authority, Lease Revenue Bonds,                1/07 at 101          A2      4,004,760
                 1997 Series A (Community Correctional Facility Acquisition Project),
                 6.050%, 1/01/17

       1,000   City of Stockton, Mello-Roos Revenue Bonds, Series 1997A, Community           8/05 at 102         N/R        971,270
                 Facilities District No. 90-2 (Brookside Estates), 6.200%, 8/01/15

       3,475   City of Stockton, Limited Obligation Refunding Improvement Bonds,            No Opt. Call         N/R      3,176,741
                 Weber/Sperry Ranches Assessment District, Series 22, 5.650%, 9/02/13

       2,000   Taft Public Financing Authority, Lease Revenue Bonds, 1997 Series A           1/07 at 101          A2      2,002,380
                 (Community Correctional Facility Acquisition Project), 6.050%, 1/01/17

       1,100   County of Tulare (California), Certificates of Participation                 11/02 at 102          A3      1,186,196
                 (1992 Financing Project), Series B, Tulare County Public Facilities
                 Corporation, 6.875%, 11/15/12

       1,500   Vallejo Public Financing Authority, 1998 Limited Obligation Revenue Bonds    No Opt. Call         N/R      1,432,650
                 (Fairgrounds Drive Assessment District Refinancing), 5.700%, 9/02/11
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 8.9%

               Foothill/Eastern Transportation Corridor Agency (California), Toll Road
               Revenue Bonds, Series 1995A:
       7,150     5.000%, 1/01/35                                                             1/10 at 100        BBB-      5,971,823
      11,850     5.000%, 1/01/35                                                             1/10 at 100         AAA     10,182,468

               Foothill/Eastern Transportation Corridor Agency (California), Toll
               Road Refunding Revenue Bonds, Series 1999:
       8,900     0.000%, 1/15/28                                                             1/14 at 101        BBB-      4,433,624
       3,000     5.750%, 1/15/40                                                             1/10 at 101        BBB-      2,733,720
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 10.4%

       1,500   ABAG Finance Authority for Nonprofit Corporations, Insured Certificates of    1/01 at 102      N/R***      1,566,555
                 Participation (Channing House), Series 1991A, 7.125%, 1/01/21
                 (Pre-refunded to 1/01/01)

       2,035   Bella Vista Water District (California), Certificates of Participation       10/01 at 102      Baa***      2,166,909
                 (1991 Capital Improvement Project), 7.375%, 10/01/17
                 (Pre-refunded to 10/01/01)

       2,000   California Health Facilities Financing Authority, Health Facility            10/00 at 102      N/R***      2,079,920
                 Revenue Bonds (Sisters of Providence), Series 1990, 7.500%, 10/01/10
                 (Pre-refunded to 10/01/00)

       7,500   State Public Works Board of the State of California, Lease Revenue Bonds     10/02 at 102         AAA      8,047,575
                 (The Trustees of the California State University), 1992 Series A
                 (Various California State University Projects),
                 6.700%, 10/01/17 (Pre-refunded to 10/01/02)

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

   $   2,000   Desert Hospital District, Hospital Revenue Certificates of Participation      7/00 at 102         AAA    $ 2,067,640
                 (Desert Hospital Corporation Project), Series 1990, 8.100%, 7/01/20
                 (Pre-refunded to 7/01/00)

       1,950   East Bay Municipal Utility District (Alameda and Contra Costa Counties,       6/00 at 102         AAA      2,006,453
                 California), Water System Subordinated Revenue Bonds, Series 1990,
                 7.500%, 6/01/18 (Pre-refunded to 6/01/00)

       4,000   East Bay Municipal Utility District (Alameda and Contra Costa Counties,      12/01 at 102         AAA      4,215,280
                 California), Water System Subordinated Revenue Bonds, Series 1991,
                 6.375%, 6/01/21 (Pre-refunded to 12/01/01)

       2,505   Harbor Department of the City of Los Angeles (California),                   No Opt. Call         AAA      3,006,877
                 Revenue Bonds, Issue of 1988, 7.600%, 10/01/18

       2,000   Sonoma County Office of Education, Certificates of Participation              7/00 at 102       A+***      2,062,840
                 (1990 Financing Project), 7.375%, 7/01/20 (Pre-refunded to 7/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 8.8%

      12,000   California Pollution Control Financing Authority, Solid Waste Disposal        7/07 at 102         N/R     12,813,240
                 Revenue Bonds (CanFibre of Riverside Project), Tax-Exempt Series 1997A,
                 9.000%, 7/01/19 (Alternative Minimum Tax)

       3,000   California Statewide Communities Development Authority, Certificates of      12/04 at 102         N/R      2,764,530
                 Participation Refunding (Rio Bravo Fresno Project), 1999 Series A,
                 6.300%, 12/01/18

       6,645   Merced Irrigation District (California), 1998 Revenue Certificates of         3/03 at 102         N/R      6,088,480
                 Participation (1998 Electric System Project), 5.800%, 3/01/15

       1,660   Salinas Valley Solid Waste Authority, Revenue Bonds, Series 1997,             8/02 at 102         BBB      1,439,530
                  5.800%, 8/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
   $ 310,480   Total Investments - (cost $268,058,575) - 100.4%                                                         263,495,314
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.4)%                                                                      (973,466)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $262,521,848
               ====================================================================================================================



* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

                     Portfolio of Investments
                     Nuveen California Insured Municipal Bond Fund February 29, 2000



  Principal
     Amount                                                                                Optional Call                     Market
      (000)    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 6.4%

$     8,500    California Statewide Communities Development Authority, Sutter                8/02 at 102         AAA   $  8,568,850
                 Health Obligated Group, Certificates of Participation, 6.125%, 8/15/22

      6,000    City of Oakland, California, Insured Revenue Bonds (1800 Harrison             1/10 at 100         AAA      6,019,320
                 Foundation - Kaiser Permanente), Series 1999A, 6.000%, 1/01/29
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 7.7%
      6,340    California Housing Finance Agency, Housing Revenue Bonds                      2/02 at 102         AAA      6,532,165
                 (Insured), 1991 Series B, 6.850%, 8/01/23

      2,545    California Housing Finance Agency, Multifamily Housing Revenue                8/06 at 102         AAA      2,504,713
                 Bonds II, 1996 Series A, 6.050%, 8/01/27

      3,480    The Community Redevelopment Agency of the City of Los Angeles,                6/05 at 105         AAA      3,803,188
                 California, Multifamily Housing Revenue Refunding Bonds,
                 1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10

      2,555    City of Napa, Mortgage Revenue Refunding Bonds, Series 1992A                  7/02 at 102         AAA      2,622,784
                 (FHA-Insured Mortgage Loan - Creekside Park Apartments Project),
                 6.625%, 7/01/24
      2,000    City of Napa, Mortgage Revenue Refunding Bonds, Series 1994A                  7/04 at 101         AAA      2,057,100
                 (FHA-Insured Mortgage Loan - Creekside Park II Apartments Project),
                 6.625%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 6.3%

      4,750    California Housing Finance Agency, Single Family Mortgage Bonds II,           2/07 at 102         Aaa      4,715,040
                 1997 Series A, 6.050%, 8/01/26 (Alternative Minimum Tax)

      5,000    California Housing Finance Agency, Home Mortgage Revenue Bonds,               8/07 at 102         AAA      4,978,000
                 1997 Series E, 6.100%, 8/01/29 (Alternative Minimum Tax)

      1,420    California Housing Finance Agency, Home Mortgage Revenue Bonds,               2/06 at 102         AAA      1,416,294
                 1996 Series E, 6.150%, 8/01/25 (Alternative Minimum Tax)

     22,755    California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/09 at 31 19/32         AAA      3,365,920
                 1999 Series F, 0.000%, 2/01/30 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 18.7%

      2,000    State of California, General Obligation Bonds, 4.750%, 2/01/24                2/09 at 101         AAA      1,667,920

     31,000    State of California, Various Purpose General Obligation Bonds,                3/10 at 101         AAA     30,392,090
                 5.750%, 3/01/27 (WI)

               Golden West Schools Financing Authority (California), 1998 Revenue
               Bonds, Series A (School District General Obligation Refunding Program):
      1,500      0.000%, 2/01/19                                                        8/13 at 70 15/16         AAA        470,055
      2,650      0.000%, 8/01/19                                                         8/13 at 68 9/16         AAA        802,738
      2,755      0.000%, 8/01/20                                                        8/13 at 63 27/32         AAA        777,075
      1,430      0.000%, 2/01/21                                                        8/13 at 61 11/16         AAA        387,316
      2,855      0.000%, 8/01/21                                                          8/13 at 59 5/8         AAA        747,325

      6,070    Sacramento City Unified School District (Sacramento County,                   7/09 at 102         Aaa      6,106,602
                 California), General Obligation Bonds, Series 2000A,
                 6.000%, 7/01/29 (WI)
      3,040    Sulphur Springs Union School District (County of Los Angeles,                No Opt. Call         AAA      1,246,157
                 California), General Obligation Bonds, Election 1991,
                 Series A, 0.000%, 9/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 29.9%

      4,730    Alameda County Public Facilities Corporation, Certificates of                 9/06 at 102         AAA     4,772,144
                 Participation (1991 Financing Project), 6.000%, 9/01/21



  Principal
     Amount                                                                                Optional Call                     Market
      (000)    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

               Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim Public
               Improvements Project), Subordinate Lease Revenue Bonds, 1997 Series C:
$    20,000      0.000%, 9/01/32                                                            No Opt. Call         AAA   $  2,745,800
     41,885      0.000%, 9/01/35                                                            No Opt. Call         AAA      4,764,419

      1,225    Redevelopment Agency of the City of Barstow, Central Redevelopment           No Opt. Call         AAA      1,425,116
                 Project, Tax Allocation Bonds, 1994 Series A, 7.000%, 9/01/14

      7,005    Big Bear Lake Financing Authority (San Bernardino County,                     8/05 at 102         AAA      7,212,558
                 California), 1995 Tax Allocation Refunding Revenue Bonds,
                 6.300%, 8/01/25

      6,990    Chino Unified School District, Certificates of Participation (1995            9/05 at 102         AAA      7,065,282
                 Master Lease Program), 6.125% 9/01/26

        850    Redevelopment Agency of the City of Concord, Central Concord                  7/00 at 100         AAA        860,931
                 Redevelopment Project, Tax Allocation Bonds, Series 1988-2,
                 7.875%, 7/01/07

      3,865    Fallbrook Sanitary District (San Diego County, California), 1991              2/01 at 100         AAA      3,920,927
                 Certificates of Participation (Wastewater Facilities Refunding
                 Project), 6.600%, 2/01/13

      2,500    Fontana Public Financing Authority (San Bernardino County,                    9/00 at 102         AAA      2,584,925
                 California), Tax Allocation Revenue Bonds (North Fontana Redevelopment
                 Project), 1990 Series A, 7.000%, 9/01/10

      3,000    Gilroy Unified School District, Santa Clara County, California,               9/04 at 102         AAA      3,125,820
                 Certificates of Participation, Series of 1994, 6.250%, 9/01/12

      7,040    Norwalk Community Facilities Financing Authority (Los Angeles                 9/05 at 102         AAA      7,098,150
                 County, California), Tax Allocation Refunding Revenue Bonds,
                 1995 Series A, 6.050%, 9/01/25

      5,120    County of Orange, California, 1996 Recovery Certificates of                   7/06 at 102         AAA      5,137,818
                 Participation, Series A, 6.000%, 7/01/26

     14,050    Paramount Redevelopment Agency (Los Angeles County, California),             No Opt. Call         AAA      2,641,119
                 Redevelopment Project Area No. 1, Compound Interest Tax Allocation
                 Refunding Bonds, Issue of 1998, 0.000%, 8/01/26

      8,000    Pomona Public Financing Authority (California), 1998 Refunding                2/08 at 102         AAA      6,839,600
                 Revenue Bonds, Series W (Southwest Pomona Redevelopment Project),
                 5.000%, 2/01/30

               Redevelopment Agency of the City and County of San Francisco, Lease
               Revenue Bonds, Series 1994 (George R. Moscone Convention Center):
      2,250      6.800%, 7/01/19                                                             7/04 at 102         AAA      2,430,878
      1,000      6.750%, 7/01/24                                                             7/04 at 102         AAA      1,072,970

      2,250    Redevelopment Agency of the City of San Jose, Merged Area Redevelopment       2/04 at 102         AAA      1,863,000
                 Project, Tax Allocation Bonds, Series 1993, 4.750%, 8/01/24

     16,505    Santa Ana Unified School District (1999 Financing Project),                  No Opt. Call         AAA      2,782,413
                 Certificates of Participation (Orange County, California), 0.000%,
                 4/01/29
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 5.5%

      6,500    Foothill/Eastern Transportation Corridor Agency (California), Toll            1/10 at 100         AAA      5,585,320
                 Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

      5,000    Airports Commission of the City and County of San Francisco,                  5/06 at 101         AAA      4,767,800
                 California, San Francisco International Airport, Second Series Revenue
                 Bond, Issue 13B, 5.625%, 5/01/21 (Alternative Minimum Tax)

      2,000    Southern California Rapid Transit District, Certificates of               1/01 at 102 1/2         AAA      2,104,880
                 Participation (Workers Compensation Funding Program),
                 7.500%, 7/01/05
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 20.7%

      7,000    City of Big Bear Lake, California, 1992 Water Revenue Refunding               4/02 at 102         AAA      7,402,710
                  Bonds, 6.375%, 4/01/22 (Pre-refunded to 4/01/02)

      3,525    Brea Public Financing Authority (Orange County, California),                  8/01 at 102         AAA      3,726,278
                 1991 Tax Allocation Revenue Bonds, Series A (Redevelopment Project
                 AB), 7.000%, 8/01/15 (Pre-refunded to 8/01/01)

      3,000    Calaveras County Water District (California), Certificates of                 5/01 at 102         AAA      3,153,450
                 Participation (1991 Ebbetts Pass Water System Improvements Project),
                 6.900%, 5/01/16 (Pre-refunded to 5/01/01)

      1,000    California Educational Facilities                                            11/00 at 102         AAA      1,041,460
                 Authority, Revenue Bonds (Pepperdine University), Series
                 1990, 7.200%, 11/01/15 (Pre-refunded to 11/01/00)

      5,000    State Public Works Board of the State of California, Lease Revenue            9/00 at 102         AAA      5,176,900
                 Bonds (Department of Corrections), 1990 Series A (State Prison -
                 Madera County), 7.000%, 9/01/09 (Pre-refunded to 9/01/00)

                   Portfolio of Investments
                   Nuveen California Insured Municipal Bond Fund (continued) February 29, 2000

  Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$     2,000    Eastern Municipal Water District (Riverside County, California),              7/01 at 102         AAA   $  2,097,380
                 Water and Sewer Revenue Certificates of Participation, Series 1991,
                 6.500%, 7/01/20 (Pre-refunded to 7/01/01)

      2,000    The City of Los Angeles (California), Los Angeles Convention and              8/00 at 102         AAA      2,068,060
                 Exhibition Center, Certificates of Participation, 1990 Series,
                 7.000%, 8/15/21 (Pre-refunded to 8/15/00)

      5,000    Los Angeles County Transportation Commission (California), Proposition        7/02 at 102         AAA      5,294,000
                 C Sales Tax Revenue Bonds, Second Senior Bonds, Series 1992-A,
                 6.250%, 7/01/13 (Pre-refunded to 7/01/02)

      4,500    Modesto Irrigation District Financing Authority, Domestic Water               9/02 at 102         AAA      4,757,220
                 Project Revenue Bonds, Series 1992A, 6.125%, 9/01/19 (Pre-refunded to 9/01/02)

      2,500    Mt. Diablo Hospital District, Insured Hospital Revenue Bonds, 1990           12/00 at 102         AAA      2,623,400
                 Series A, 8.000%, 12/01/11 (Pre-refunded to 12/01/00)

      2,000    Mt. Diablo Unified School District, Community Facilities District No. 1,      8/00 at 102         AAA      2,066,080
                 Special Tax Bonds, Series 1990 (Contra Costa County, California),
                 7.050%, 8/01/20 (Pre-refunded to 8/01/00)

      2,000    Redevelopment Agency of the City of Pittsburg, California, Los Medanos        8/01 at 103         AAA      2,137,160
                 Community Development Project, Tax Allocation Bonds, Series 1991,
                 7.150%, 8/01/21 (Pre-refunded to 8/01/01)

      3,000    Sacramento Municipal Utility District (California), Electric Revenue          9/01 at 102         AAA      3,155,460
                 Bonds, 1991 Series Y, 6.500%, 9/01/21 (Pre-refunded to 9/01/01)

      2,500    San Bernardino County Transportation Authority, Sales Tax Revenue             3/02 at 102         AAA      2,558,600
                 Bonds (Limited Tax Bonds), 1992 Series A, 6.000%, 3/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 2.1%

      1,910    California Pollution Control Financing Authority, Pollution Control           9/09 at 101         AAA      1,776,701
                 Refunding Revenue Bonds (Southern California Edison Company), 1999
                 Series C, 5.450%, 9/01/29

      3,000    City of Shasta Lake, 1996-2 Certificates of Participation, 6.000%,            4/05 at 102         AAA      3,028,230
                 4/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 2.4%

      2,500    The Metropolitan Water District of Southern California, Water Revenue         7/06 at 100         AAA      2,106,600
                 Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

      3,475    Pajaro Valley Water Management Agency (California), Revenue                   3/09 at 101         AAA      3,410,711
                 Certificates of Participation, Series 1999A, 5.750%, 3/01/24
-----------------------------------------------------------------------------------------------------------------------------------
$   336,320    Total Investments - (cost $224,758,794) - 99.7%                                                          227,562,922
===========------------------------------------------------------------------------------------------------------------------------

  Principal                                                                                                               Amortized
Amount (000)   Description                                                                                 Ratings**           Cost
-----------------------------------------------------------------------------------------------------------------------------------
               Short-Term Investments - 6.6%

$     7,300    California Statewide Communities Development Authority, Tri-Modal                                A-1+      7,300,000
                 Variable Rate Revenue Refunding Certificates of Participation
                 (House Ear Institute), 1993 Series A, Variable Rate Demand Bonds,
                 3.200%, 12/01/18+

      2,900    Orange County Improvement Bond Act of 1915, Irvine Coast Assessment                            VMIG-1      2,900,000
                 District No. 88-1 Limited Obligation Improvement, Variable Rate Demand
                 Bonds, 3.200%, 9/02/18+

      4,900    Orange County Sanitation District, Certificates of Participation, Variable                     VMIG-1      4,900,000
                 Rate Demand Bonds, 3.200%, 8/01/17+
-----------------------------------------------------------------------------------------------------------------------------------
$    15,100    Total Short-Term Investments - (cost $15,100,000) - 6.6%                                                  15,100,000
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (6.3)%                                                                   (14,370,584)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $228,292,338
               ====================================================================================================================

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

 * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

(WI) Security purchased on a when-issued basis.

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

Statement of Net Assets
February 29, 2000

                                                                                                California
                                                                                  California       Insured
----------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                            $263,495,314  $227,562,922
Temporary investments in short-term municipal securities, at amortized cost,
 which approximates market value                                                          --    15,100,000
Cash                                                                               3,562,477            --
Receivables:
 Interest                                                                          4,812,013     2,817,251
 Investments sold                                                                    298,239    21,934,838
 Shares sold                                                                          68,029            96
Other assets                                                                           1,367           110
----------------------------------------------------------------------------------------------------------
  Total assets                                                                   272,237,439   267,415,217
----------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                            --     1,053,217
Payables:
 Investments purchased                                                             8,330,168    36,433,373
 Shares redeemed                                                                     502,944       811,424
Accrued expenses:
 Management fees                                                                     112,174        98,462
 12b-1 distribution and service fees                                                  22,846        19,998
 Other                                                                                77,703        97,628
Dividends payable                                                                    669,756       608,777
----------------------------------------------------------------------------------------------------------
  Total liabilities                                                                9,715,591    39,122,879
----------------------------------------------------------------------------------------------------------
Net assets                                                                      $262,521,848  $228,292,338
==========================================================================================================
Class A Shares
Net assets                                                                      $ 48,560,233  $ 52,014,086
Shares outstanding                                                                 4,852,336     5,102,944
Net asset value and redemption price per share                                  $      10.01  $      10.19
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                               $      10.45  $      10.64
==========================================================================================================
Class B Shares
Net assets                                                                      $ 10,317,964  $ 10,909,397
Shares outstanding                                                                 1,031,720     1,069,401
Net asset value, offering and redemption price per share                        $      10.00  $      10.20
==========================================================================================================
Class C Shares
Net assets                                                                      $ 15,132,099  $  6,552,387
Shares outstanding                                                                 1,511,885       647,013
Net asset value, offering and redemption price per share                        $      10.01  $      10.13
==========================================================================================================
Class R Shares
Net assets                                                                      $188,511,552  $158,816,468
Shares outstanding                                                                18,810,056    15,602,056
Net asset value, offering and redemption price per share                        $      10.02  $      10.18
==========================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended February 29, 2000



                                                                          California
                                                           California        Insured
------------------------------------------------------------------------------------
Investment Income                                         $16,737,188    $14,117,880
------------------------------------------------------------------------------------
Expenses
Management fees                                             1,477,137      1,304,008
12b-1 service fees -- Class A                                  91,683        100,255
12b-1 distribution and service fees -- Class B                 90,893        103,090
12b-1 distribution and service fees -- Class C                 86,615         51,345
Shareholders' servicing agent fees and expenses               182,841        160,804
Custodian's fees and expenses                                  79,601         81,356
Trustees' fees and expenses                                     5,964          4,881
Professional fees                                              14,753         12,739
Shareholders' reports - printing and mailing expenses          24,857         46,646
Federal and state registration fees                             2,272          1,704
Portfolio insurance expense                                        --         23,032
Other expenses                                                 10,158         10,172
------------------------------------------------------------------------------------
Total expenses before custodian fee credit                  2,066,774      1,900,032
  Custodian fee credit                                        (17,150)       (20,429)
------------------------------------------------------------------------------------
Net expenses                                                2,049,624      1,879,603
------------------------------------------------------------------------------------
Net investment income                                      14,687,564     12,238,277
------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions        (671,954)    (2,150,082)
Change in net unrealized appreciation or depreciation
  of investments                                          (22,618,973)   (18,494,773)
------------------------------------------------------------------------------------
Net gain (loss) from investments                          (23,290,927)   (20,644,855)
------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations    $ (8,603,363)  $ (8,406,578)
====================================================================================

                                See accompanying notes to financial statements.

                      Statement of Changes in Net Assets


                                                                                California                  California Insured
                                                                     --------------------------------    ---------------------------
                                                                       Year Ended         Year Ended      Year Ended     Year Ended
                                                                          2/29/00            2/28/99         2/29/00        2/28/99
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $ 14,687,564       $ 13,330,413     $ 12,238,277  $ 11,643,242
Net realized gain (loss) from investment transactions                    (671,954)         1,031,974       (2,150,082)      258,361
Change in net unrealized appreciation or depreciation
   of investments                                                     (22,618,973)          (600,160)     (18,494,773)      847,868
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  (8,603,363)        13,762,227       (8,406,578)   12,749,471
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
   Class A                                                             (2,397,373)        (1,620,887)      (2,492,127)   (1,920,349)
   Class B                                                               (428,484)          (200,523)        (455,617)     (263,828)
   Class C                                                               (530,805)          (290,569)        (301,363)     (221,918)
   Class R                                                            (11,164,199)       (11,079,070)      (8,833,909)   (9,255,409)
From accumulated net realized gains from investment transactions:
   Class A                                                                (20,496)          (153,240)              --       (20,898)
   Class B                                                                 (3,705)           (28,610)              --        (3,919)
   Class C                                                                 (4,435)           (32,763)              --        (2,848)
   Class R                                                                (73,356)          (951,059)              --       (89,451)
In excess of net realized gains from investment transactions:
   Class A                                                                     --                 --               --       (10,300)
   Class B                                                                     --                 --               --        (1,931)
   Class C                                                                     --                 --               --        (1,404)
   Class R                                                                     --                 --               --       (44,092)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (14,622,853)       (14,356,721)     (12,083,016)  (11,836,347)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                       53,669,029         35,479,670       31,862,064    32,926,505
Net proceeds from shares issued to shareholders due
   to reinvestment of distributions                                     8,301,339          8,761,391        6,931,054     6,965,808
------------------------------------------------------------------------------------------------------------------------------------
                                                                       61,970,368         44,241,061       38,793,118    39,892,313
Cost of shares redeemed                                               (50,606,014)       (21,081,364)     (38,558,155)  (26,208,534)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                11,364,354         23,159,697          234,963    13,683,779
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                 (11,861,862)        22,565,203      (20,254,631)   14,596,903
Net assets at the beginning of year                                   274,383,710        251,818,507      248,546,969   233,950,066
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                        $262,521,848       $274,383,710     $228,292,338  $248,546,969
====================================================================================================================================
Balance of undistributed net investment income at the end of year    $    353,558       $    186,855     $    189,752  $     34,491
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 29, 2000, California and California Insured had when-issued purchase commitments of $8,330,168 and $36,433,373, respectively.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, and net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state personal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 29, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Insurance
California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 29, 2000.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:


                                                                                            California
                                                                       -----------------------------------------------------
                                                                          Year Ended 2/29/00          Year Ended 2/28/99
                                                                       -------------------------   -------------------------
                                                                           Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                3,432,125   $ 35,505,654    1,071,388   $ 11,687,908
 Class B                                                                  513,199      5,394,532      501,459      5,481,597
 Class C                                                                  772,432      7,884,193      623,022      6,803,964
 Class R                                                                  466,998      4,884,650    1,052,596     11,506,201
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  103,305      1,078,310       91,191        997,733
 Class B                                                                   14,385        149,673        7,826         85,655
 Class C                                                                   21,661        225,699       12,131        132,788
 Class R                                                                  654,133      6,847,657      688,652      7,545,215
----------------------------------------------------------------------------------------------------------------------------
                                                                        5,978,238     61,970,368    4,048,265     44,241,061
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (2,039,895)   (20,711,423)    (474,337)    (5,180,644)
 Class B                                                                 (171,297)    (1,754,561)     (46,662)      (508,896)
 Class C                                                                 (232,384)    (2,371,152)     (57,000)      (622,658)
 Class R                                                               (2,486,309)   (25,768,878)  (1,351,198)   (14,769,166)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (4,929,885)   (50,606,014)  (1,929,197)   (21,081,364)
----------------------------------------------------------------------------------------------------------------------------
Net increase                                                            1,048,353   $ 11,364,354    2,119,068   $ 23,159,697
============================================================================================================================
                                                                                            California
                                                                       -----------------------------------------------------
                                                                          Year Ended 2/29/00          Year Ended 2/28/99
                                                                       -------------------------   -------------------------
                                                                           Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                1,721,823   $ 18,028,989    1,478,042   $ 16,416,739
 Class B                                                                  486,871      5,202,861      559,676      6,191,761
 Class C                                                                  323,797      3,395,642      396,536      4,367,453
 Class R                                                                  496,702      5,234,572      537,388      5,950,552
----------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  118,515      1,251,002       92,518      1,026,442
 Class B                                                                   16,888        177,619        7,358         81,754
 Class C                                                                   17,583        184,642       14,226        156,701
 Class R                                                                  502,955      5,317,791      514,952      5,700,911
----------------------------------------------------------------------------------------------------------------------------
                                                                        3,685,134     38,793,118    3,600,696     39,892,313
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                 (998,979)   (10,412,414)    (582,791)    (6,459,540)
 Class B                                                                 (229,021)    (2,375,795)     (40,526)      (449,360)
 Class C                                                                 (328,644)    (3,427,568)     (70,267)      (773,501)
 Class R                                                               (2,129,612)   (22,342,378)  (1,675,268)   (18,526,133)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (3,686,256)   (38,558,155)  (2,368,852)   (26,208,534)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                    (1,122)  $    234,963    1,231,844   $ 13,683,779
============================================================================================================================


3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid April 3, 2000, to shareholders of record on March 9, 2000, as follows:

                        California  California Insured
------------------------------------------------------
Dividend per share:
 Class A                   $.0460              $.0445
 Class B                    .0400               .0380
 Class C                    .0415               .0395
 Class R                    .0480               .0460
======================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended February 29, 2000, were as follows:

                                                                                                    California    California Insured
------------------------------------------------------------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities                                                                    $ 97,744,554        $104,966,585
  Short-term municipal securities                                                                      1,000,000          19,200,000

Sales and maturities:
  Long-term municipal securities                                                                      83,381,541         104,635,504
  Short-term municipal securities                                                                      1,000,000           6,200,000
====================================================================================================================================

At February 29, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                                                      California  California Insured
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    $268,058,575        $240,559,877
====================================================================================================================================

At February 29, 2000, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                      California  California Insured
------------------------------------------------------------------------------------------------------------------------------------
Expiration Year:
  2008                                                                                                 $ 690,434         $ 1,507,433
====================================================================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at February 29, 2000, were as follows:

                                                                                                      California  California Insured
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                                                                     $   5,051,376        $ 5,652,295
  depreciation                                                                                        (9,614,637)        (3,549,250)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                                                         $(4,563,261)         $ 2,103,045
====================================================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John
Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

Average Daily Net Assets                                                                                              Management Fee
------------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                             .5500 of 1%
For the next $125 million                                                                                              .5375 of 1
For the next $250 million                                                                                              .5250 of 1
For the next $500 million                                                                                              .5125 of 1
For the next $1 billion                                                                                                .5000 of 1
For net assets over $2 billion                                                                                         .4750 of 1
====================================================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets of California and .975 of 1% of the average daily net assets of California Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 29, 2000, the Distributor collected sales charges on purchases of Class A Shares of approximately $169,800 and $116,800 for California and California Insured, respectively, of which approximately $169,800 and $113,100 respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2000, the Distributor compensated authorized dealers directly with approximately $342,600 and $297,800 in commission advances at the time of purchase for California and California Insured, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2000, the Distributor retained approximately $118,800 and $112,700 in such 12b-1 fees for California and California Insured, respectively. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $58,600 and $65,700 of CDSC on share redemptions for California and California Insured, respectively, during the fiscal year ended February 29, 2000.

7. Composition of Net Assets
At February 29, 2000, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                       California    California Insured
-------------------------------------------------------------------------------------------------------
Capital paid-in                                                       $267,421,985         $227,506,974
Balance of undistributed net investment income                             353,558              189,752
Accumulated net realized gain (loss) from investment transactions         (690,434)          (2,208,516)
Net unrealized appreciation (depreciation) of investments               (4,563,261)           2,804,128
-------------------------------------------------------------------------------------------------------
Net assets                                                            $262,521,848         $228,292,338
=======================================================================================================

                   Financial Highlights


                   Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                       Investment Operations                     Less Distributions
                                      ----------------------                    -------------------



                                                        Net
CALIFORNIA                                        Realized/
                                                 Unrealized
                             Beginning      Net     Invest-                Net                       Ending
                                   Net  Invest-        ment            Invest-                          Net
Year Ended                       Asset     ment        Gain               ment   Capital              Asset         Total
February 28/29,                  Value   Income      (Loss)    Total    Income     Gains    Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000                       $10.89     $.55       $(.89)   $(.34)    $(.54)    $  --    $(.54)   $10.01        (3.12)%
     1999                        10.91      .54         .03      .57      (.54)     (.05)    (.59)    10.89         5.28
     1998                        10.58      .55         .37      .92      (.55)     (.04)    (.59)    10.91         8.87
     1997                        10.58      .55        (.01)     .54      (.54)       --     (.54)    10.58         5.29
     1996                        10.10      .55         .47     1.02      (.54)       --     (.54)    10.58        10.36
Class B (3/97)
     2000                        10.89      .47        (.89)    (.42)     (.47)       --     (.47)    10.00        (3.93)
     1999                        10.92      .47         .01      .48      (.46)     (.05)    (.51)    10.89         4.44
     1998 (d)                    10.56      .46         .41      .87      (.47)     (.04)    (.51)    10.92         8.39
Class C (9/94)
     2000                        10.90      .50        (.90)    (.40)     (.49)       --     (.49)    10.01        (3.74)
     1999                        10.92      .49         .02      .51      (.48)     (.05)    (.53)    10.90         4.70
     1998                        10.58      .49         .38      .87      (.49)     (.04)    (.53)    10.92         8.36
     1997                        10.58      .47        (.01)     .46      (.46)       --     (.46)    10.58         4.53
     1996                        10.10      .47         .47      .94      (.46)       --     (.46)    10.58         9.53
Class R (7/86)
     2000                        10.91      .57        (.89)    (.32)     (.57)       --     (.57)    10.02        (2.98)
     1999                        10.93      .56         .03      .59      (.56)     (.05)    (.61)    10.91         5.50
     1998                        10.61      .57         .36      .93      (.57)     (.04)    (.61)    10.93         8.99
     1997                        10.60      .57         .01      .58      (.57)       --     (.57)    10.61         5.67
     1996                        10.13      .58         .46     1.04      (.57)       --     (.57)    10.60        10.54
========================================================================================================================


Class (Inception Date)
                                                          Ratios/Supplemental Data
                        ---------------------------------------------------------------------------------------------
                                      Before Credit/              After                After Credit/
                                      Reimbursement         Reimbursement (b)        Reimbursement (c)
                                   --------------------    --------------------     --------------------
                                                  Ratio                   Ratio                    Ratio
                                                 of Net                  of Net                   of Net
                                                Invest-                 Invest-                  Invest-
CALIFORNIA                         Ratio of        ment    Ratio of        ment     Ratio of        ment
                                   Expenses      Income    Expenses      Income     Expenses      Income
                        Ending           to          to          to          to           to          to
                           Net      Average     Average     Average     Average      Average     Average    Portfolio
Year Ended              Assets          Net         Net         Net         Net          Net         Net     Turnover
February 28/29,          (000)       Assets      Assets      Assets      Assets       Assets      Assets         Rate
----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000             $ 48,560         .86%       5.32%        .86%       5.32%         .85%       5.33%           31%
     1999               36,568         .90        4.97         .90        4.97          .90        4.97            34
     1998               29,125         .90        5.11         .90        5.11          .90        5.11            45
     1997               20,571         .94        5.16         .94        5.16          .94        5.16            74
     1996               12,709        1.00        5.23         .96        5.27          .96        5.27            36
Class B (3/97)
     2000               10,318        1.61        4.56        1.61        4.56         1.60        4.56            31
     1999                7,353        1.65        4.23        1.65        4.23         1.65        4.23            34
     1998 (d)            2,324        1.66*       4.31*       1.66*       4.31*        1.66*       4.31*           45
Class C (9/94)
     2000               15,132        1.41        4.75        1.41        4.75         1.40        4.76            31
     1999               10,353        1.45        4.43        1.45        4.43         1.45        4.43            34
     1998                4,061        1.45        4.56        1.45        4.56         1.45        4.56            45
     1997                1,003        1.67        4.44        1.67        4.44         1.67        4.44            74
     1996                  684        1.84        4.39        1.71        4.52         1.71        4.52            36
Class R (7/86)
     2000              188,512         .66        5.47         .66        5.47          .65        5.48            31
     1999              220,109         .71        5.16         .71        5.16          .71        5.16            34
     1998              216,309         .70        5.31         .70        5.31          .70        5.31            45
     1997              214,253         .70        5.41         .70        5.41          .70        5.41            74
     1996              216,390         .71        5.53         .71        5.53          .71        5.53            36
======================================================================================================================

*    Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  From commencement of class operations as noted.

                   Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                          Investment Operations                 Less Distributions
                                      ------------------------------   ------------------------------------





                                                        Net
CALIFORNIA INSURED                                Realized/
                                                 Unrealized
                             Beginning      Net     Invest-                Net                       Ending
                                   Net  Invest-        ment            Invest-                          Net
Year Ended                       Asset     ment        Gain               ment   Capital              Asset         Total
February 28/29,                  Value   Income      (Loss)    Total    Income     Gains    Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000                       $11.10     $.53       $(.92)   $(.39)    $(.52)  $     --   $(.52)   $10.19       (3.52)%
     1999                        11.06      .52         .06      .58      (.53)   (.01)**    (.54)    11.10        5.31
     1998                        10.70      .54         .36      .90      (.54)        --    (.54)    11.06        8.66
     1997                        10.76      .55        (.08)     .47      (.53)        --    (.53)    10.70        4.57
     1996                        10.25      .53         .51     1.04      (.53)        --    (.53)    10.76       10.32
Class B (3/97)
     2000                        11.11      .45        (.92)    (.47)     (.44)        --    (.44)    10.20       (4.26)
     1999                        11.06      .44         .06      .50      (.44)   (.01)**    (.45)    11.11        4.61
     1998 (d)                    10.67      .45         .40      .85      (.46)        --    (.46)    11.06        8.13
Class C (9/94)
     2000                        11.03      .47        (.91)    (.44)     (.46)        --    (.46)    10.13       (4.03)
     1999                        10.98      .46         .06      .52      (.46)   (.01)**    (.47)    11.03        4.81
     1998                        10.63      .47         .35      .82      (.47)        --    (.47)    10.98        7.96
     1997                        10.67      .46        (.05)     .41      (.45)        --    (.45)    10.63        3.99
     1996                        10.15      .45         .51      .96      (.44)        --    (.44)    10.67        9.67
Class R (7/86)
     2000                        11.08      .55        (.91)    (.36)     (.54)        --    (.54)    10.18       (3.27)
     1999                        11.04      .54         .06      .60      (.55)   (.01)**    (.56)    11.08        5.49
     1998                        10.68      .56         .36      .92      (.56)        --    (.56)    11.04        8.86
     1997                        10.74      .56        (.07)     .49      (.55)        --    (.55)    10.68        4.81
     1996                        10.23      .56         .50     1.06      (.55)        --    (.55)    10.74       10.63
======================================================================================================================


Class (Inception Date)
                                                          Ratios/Supplemental Data
                        ---------------------------------------------------------------------------------------------
                                      Before Credit/              After                After Credit/
                                      Reimbursement         Reimbursement (b)        Reimbursement (c)
                                   --------------------    --------------------     --------------------
                                                  Ratio                   Ratio                    Ratio
                                                 of Net                  of Net                   of Net
                                                Invest-                 Invest-                  Invest-
CALIFORNIA INSURED                 Ratio of        ment    Ratio of        ment     Ratio of        ment
                                   Expenses      Income    Expenses      Income     Expenses      Income
                        Ending           to          to          to          to           to          to
                           Net      Average     Average     Average     Average      Average     Average    Portfolio
Year Ended              Assets          Net         Net         Net         Net          Net         Net     Turnover
February 28/29,          (000)       Assets      Assets      Assets      Assets       Assets      Assets         Rate
----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000             $ 52,014         .89%       5.02%        .89%       5.02%         .88%       5.02%           44%
     1999               47,300         .93        4.72         .93        4.72          .93        4.72            25
     1998               36,203         .90        4.93         .90        4.93          .90        4.93            26
     1997               27,598         .94        5.05         .94        5.05          .94        5.05            51
     1996               17,250         .98        4.99         .97        5.00          .97        5.00            38
Class B (3/97)
     2000               10,909        1.64        4.27        1.64        4.27         1.63        4.28            44
     1999                8,825        1.68        3.96        1.68        3.96         1.68        3.96            25
     1998 (d)            2,967        1.66*       4.16*       1.66*       4.16*        1.66*       4.16*           26
Class C (9/94)
     2000                6,552        1.44        4.45        1.44        4.45         1.43        4.46            44
     1999                6,994        1.48        4.17        1.48        4.17         1.48        4.17            25
     1998                3,226        1.45        4.37        1.45        4.37         1.45        4.37            26
     1997                1,719        1.67        4.32        1.67        4.32         1.67        4.32            51
     1996                1,040        1.74        4.23        1.71        4.26         1.71        4.26            38
Class R (7/86)
     2000              158,816         .69        5.20         .69        5.20          .68        5.20            44
     1999              185,428         .74        4.92         .74        4.92          .74        4.92            25
     1998              191,554         .70        5.14         .70        5.14          .70        5.14            26
     1997              195,553         .69        5.30         .69        5.30          .69        5.30            51
     1996              205,642         .70        5.29         .70        5.29          .70        5.29            38
======================================================================================================================

*    Annualized.
** The amounts shown include distributions in excess of capital gains of $.003 per share.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  From commencement of class operations as noted.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

We have audited the accompanying statements of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen California and California Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 29, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II as of February 29, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Chicago, Illinois
April 14, 2000

SERVING INVESTORS FOR GENERATIONS

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Adviser Today
To find out how the Nuveen Innovation Fund might round out your investment portfolio, contact your financial adviser today. Or call Nuveen at (800)
257.8787 for more information. Ask your adviser or call for a prospectus which details risks, fees and expenses. Please read the prospectus carefully before you invest.

Nuveen Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

ANNUAL REPORT February 29, 2000

                                                                  NUVEEN
                                                                     Investments

NUVEEN
MUNICIPAL BOND
FUNDS



                                              Connecticut


                                              Massachusetts


                                              Massachusetts Insured

[PHOTO APPEARS HERE]

Contents

 1  Dear Shareholder
 3  From the Portfolio Manager's Perspective
 6  Nuveen Flagship Connecticut Municipal Bond
    Fund Spotlight
 7  From the Portfolio Manager's Perspective
10  Nuveen Massachusetts Municipal Bond Fund Spotlight
11  Nuveen Massachusetts Insured Municipal
    Bond Fund Spotlight
12  Portfolio of Investments
26  Statement of Net Assets
27  Statement of Operations
28  Statement of Changes in Net Assets
29  Notes to Financial Statements
33  Financial Highlights
36  Report of Independent Public Accountants
37  Fund Information

DEAR
Shareholder,

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.


A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.
     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interest at heart.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.
     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

The Economic Environment You may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period. Before we get to that, I want to briefly report on the economic environment in which your Nuveen investment performed.
     The end of your fund's fiscal period, February 29, 2000, was an important day in our nation's economic life. It marked the 107th month of continued economic expansion, the longest period of expansion in history. The only period to rival that length was the 106-month expansion from February 1961 to December 1969, a period known best for its military conflicts, domestic unrest and soaring inflation.
     That was then; this is now.


                [Photo of Timothy R. Schwertfeger appears here]
                            Timothy R. Schwertfeger
                            Chairman of the Board

  "We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values."

                                                            ANNUAL REPORT page 1

"There's still faith in the emerging paradigm, which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time."

     The vigilant inflationary watch of Federal Reserve Chairman Alan Greenspan, the growth of the Internet and other technology-related developments and the globalization of the economy are three reasons for continued economic health.

     In their battle to keep inflation at bay, Greenspan's Fed raised interest rates on February 2, 2000, and again on March 21, 2000. The latest increase marked the fifth time the Fed has raised the federal funds rate -- the interest that banks charge each other on overnight loans -- since June 1999.
     Municipal bonds continued to serve investors well, in our opinion. At the end of February 2000, the ratio between long-term municipal bond yields and 30-year Treasury yields stood at 102%. For investors, this meant that quality long-term municipal bonds offered yields above those of long-term Treasury bonds -- even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries. Over the short term, the inflation threat has meant increased price fluctuations in the equity markets. Part of that is due to the fact that investors and the various markets have been watching -- and reacting to -- every announcement concerning economic statistics.
     Longer term, we believe there's still faith in the emerging paradigm, which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. The 1960's 106-month expansion that I noted earlier was fueled by government spending. Today's economy has been fueled by consumer spending and improved productivity.

What Can You Do? We believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs. As you pursue your life's dreams, your financial advisor can serve as a valuable resource in helping you keep market events in perspective while you focus on your overall financial plan.
     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.
     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their lives dreams. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
April 14, 2000


ANNUAL REPORT page 2

                NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND

                    From the Portfolio Manager's Perspective


Nuveen Flagship Connecticut Municipal Bond Fund features portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended February 29, 2000, we spoke with Portfolio Manager Paul Brennan of Nuveen Advisory Corp.

Q During the fund's fiscal year ended February 29, 2000, we saw the national economy continue its unprecedented trend of expansion, while inflation and unemployment remained low. Did the Connecticut economy perform consistently with the U.S.?

PAUL The Connecticut economy experienced moderate growth, with unemployment at a miniscule 2.4% as of February 29, 2000, compared to the national average of 4.1%. The economy was strong enough to elicit tax rollbacks, and the state refunded $109 million of sales tax during the fiscal year.
     At the writing of this report, Connecticut was the wealthiest state in the nation, measured by per capita income as of the end of 1998 (1999 figures are not yet available.) It had ample cash during the fund's fiscal year on hand from revenues to finance various capital and infrastructure improvement projects. New issuance, therefore, of municipal bonds in Connecticut was down by 23% over the fiscal year. The state's debt carries a healthy AA rating from Standard & Poor's.


               NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND
               Bond Credit Quality

                           [PIE CHART APPEARS HERE]
                            AAA/U.S. Guaranteed.....50%
                            AA......................27%
                            A.......................11%
                            BBB/NR..................10%
                            Other....................2%

               As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

Q The Federal Reserve (the Fed) began its expected series of moves to raise interest rates to try to cool off the economy. This is typically a challenging environment for municipal bonds. How did you manage the fund in such an environment?

PAUL Actually, we saw more opportunities in this market than we have seen in markets characterized by declining interest rates. This presented us with the opportunity to try to favorably position the portfolio for the long-term.
     For one, yields were much more attractive than at the beginning of 1999, so over the period we sold out some of the fund's positions in lower-yielding securities and reinvested at higher yields. We believe that will help strengthen the dividend-paying capabilities over the long run.
     At the same time, we exercised transactions to help improve the funds' tax efficiency. Selling out certain high-cost positions generated tax losses, which can be used to help offset current or future realized capital gains.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship Connecticut Municipal Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the one-year period ended February 29, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                            ANNUAL REPORT page 3

     Market condition also made this an opportune time to improve the call structure in the portfolios. Favorable call protection reduces exposure to untimely calls during periods of falling interest rates, so that falling rates have less of an effect on the fund's dividend. In the rising-rate environment when early calls were not as much of a risk, call protection was undervalued. We restructured the portfolios with new positions carrying what we believe to be very favorable call protection. Thinking long-term helped us prepare the fund for a future time when it may benefit from call protection.

Q  How did the fund perform during the fiscal year ended February 29, 2000?

PAUL While we were able to take advantage of those positioning opportunities, the fund reported a total return for the fiscal year period of -3.84% for Class A shares on net asset value. The fund slightly underperformed the Lipper Connecticut Municipal Debt peer group average, which reported a -3.79% total return for the same one-year period. Over the five-year period, the fund reported a 5.07% gain, compared to the 4.83% gain for the Lipper peer group for the same period.*
     As of February 29, 2000, the fund's SEC 30-day yield was 5.03%. For investors in the combined 34% federal and state income tax bracket, that is equivalent to a yield of 7.62% on a taxable investment.**

Q With Connecticut being such a small state, and with new issuance supply being down over the period, how did you find attractive buys?

PAUL Issuance in Connecticut was indeed very small and concentrated in comparison to issuance in other states, and over the fiscal period that was amplified by higher interest rates, which tend to discourage borrowing.
     Further, many times we are competing with individuals. With issuance at its lowest level since 1995, it can be very difficult for individuals to have access to new issues like Nuveen does.
     Our research department and market presence puts us in a position as a major player in the Connecticut municipal bond market. Many times we have been able to find information on lesser-known issues and negotiate the price of an issue. It is not unusual for us to buy an entire maturity of a certain issue.
     For example, we negotiated directly with underwriters prior to purchasing bonds issued by the Town of Cheshire and bonds issued by the state on behalf of Connecticut State University. Our negotiations allowed us to purchase these bonds at relatively attractive yields and to ensure a purchase of the amount of the bonds we wanted.
     Nuveen's presence can help when we are selling in the secondary market, as well.

NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND


                               Top Five Sectors

                   Tax Obligation (Limited)             16%
                 --------------------------------------------
                   Education and Civic Organizations    16%
                 --------------------------------------------
                   U.S. Guaranteed                      14%
                 --------------------------------------------
                   Healthcare                           12%
                 --------------------------------------------
                   Tax Obligation (General)             11%
                 --------------------------------------------

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

* The Lipper Peer Group returns represent the average annualized total return of the 28 funds in the Lipper Connecticut Municipal Debt Funds category for the one-year period ended February 29, 2000, and 20 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The taxable-equivalent yield shown is based on the 30-day SEC yield and a combined federal and state income tax rate of 34%.


ANNUAL REPORT page 4

Q  Was diversification also a challenge?

PAUL Very much, but again, our access to the market came in handy to lead us to a variety of issues. Over the past fiscal year, we were active buying new issues that added to the fund's diversification.

     In addition to the previously mentioned purchases, we further diversified the fund's holdings by purchasing bonds issued on behalf of Horace Bushnell Memorial Hall, a new borrower in the Connecticut municipal market. The Bushnell is a performing arts center located in Hartford. It was founded in 1930 and draws over 400,000 people annually.

     In the long-term care sector, we purchased bonds issued on behalf of the Mary Wade Home located in New Haven. This purchase, like others throughout the year, offered a very attractive yield and excellent call protection.

     Another tactic we used to improve diversification was purchasing Puerto Rico bonds, which are tax exempt in Connecticut. Working closely with a regional broker, we were able to purchase a sizable block of insured Puerto Rico General Obligation Bonds for the fund, with excellent credit quality and priced at what we believe was a favorable level.


Q  What is your outlook for the fund for the coming months?

PAUL We expect the state's economy to continue its healthy pace, with enough revenues to hold new issuance down. In our opinion, new issuance will likely be even less in the next fiscal year. We plan to continue leveraging our access to the market to search for and negotiate attractively priced bonds offering strong relative yields. We believe this will enable the fund to continue to produce competitive and stable tax-exempt dividends.

  "We plan to continue leveraging our access to the market to search for and negotiate attractively priced bonds offering strong relative yields."

                                                            ANNUAL REPORT page 5

Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.

NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND

Fund Spotlight as of February 29, 2000

Quick Facts
                                           A Shares        B Shares        C Shares        R Shares
NAV                                         $9.96           $9.94           $9.95           $9.99
---------------------------------------------------------------------------------------------------
February's Declared Dividend*               $0.0440         $0.0375         $0.0390         $0.0455
---------------------------------------------------------------------------------------------------
Fund Symbol                                   FCTTX             N/A           FCTCX             N/A
---------------------------------------------------------------------------------------------------
CUSIP                                     67065N886       67065N878       67065N860       67065N852
---------------------------------------------------------------------------------------------------
Inception Date                                 7/87            2/97           10/93            2/97
---------------------------------------------------------------------------------------------------
*Paid March 1, 2000

Total Returns (Annualized)+
                                       A Shares            B Shares       C Shares  R Shares
                                     NAV     Offer       NAV     w/CDSC      NAV       NAV
1-Year                             -3.84%    -7.90%    -4.57%    -8.23%    -4.31%    -3.63%
---------------------------------------------------------------------------------------------------
1-Year TER*                        -1.29%    -5.45%    -2.40%    -6.05%    -2.05%    -0.97%
---------------------------------------------------------------------------------------------------
5-Year                              5.07%     4.18%     4.34%     4.18%     4.50%     5.26%
---------------------------------------------------------------------------------------------------
5-Year TER*                         7.83%     6.91%     6.75%     6.59%     6.96%     8.09%
---------------------------------------------------------------------------------------------------
10-Year                             6.17%     5.71%     5.67%     5.67%     5.58%     6.26%
---------------------------------------------------------------------------------------------------
10-Year TER*                        9.15%     8.68%     8.40%     8.40%     8.26%     9.28%
---------------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

*Taxable Equivalent Return (Based on a combined federal and state income tax rate of 34%.)


Tax-Free Yields
                                    A Shares           B Shares     C Shares     R Shares
                                NAV          Offer        NAV          NAV          NAV
SEC 30-Day Yield                5.03%        4.81%        4.28%        4.48%        5.23%
---------------------------------------------------------------------------------------------------
Taxable Equivalent Yield        7.62%        7.29%        6.48%        6.79%        7.92%

Index Comparison

[MOUNTAIN CHART APPEARS HERE]
                                    NUVEEN             NUVEEN
                                   FLAGSHIP           FLAGSHIP
                LEHMAN           CONNECTICUT        CONNECTICUT
               BROTHERS           MUNICIPAL          MUNICIPAL
               MUNICIPAL          BOND FUND          BOND FUND
              BOND INDEX            (NAV)             (Offer)

2/90           $10,000            $10,000             $ 9,580
2/91           $10,922            $10,668             $10,220
2/92           $12,013            $11,725             $11,232
2/93           $13,667            $13,417             $12,854
2/94           $14,422            $14,101             $13,508
2/95           $14,696            $14,209             $13,612
2/96           $16,318            $15,636             $14,980
2/97           $17,364            $16,491             $15,798
2/98           $18,953            $17,934             $17,180
2/99           $20,118            $18,922             $18,127
2/00           $19,696            $18,195             $17,430

- Nuveen Flagship Connecticut Bond Fund (Offer) $17,430
- Nuveen Flagship Connecticut Bond Fund (NAV) $18,195
- Lehman Brothers Municipal Bond Index $19,696

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Portfolio Statistics

Total Net Assets            $229.9 million
------------------------------------------
Average Effective
Maturity                       18.28 years
------------------------------------------
Average Duration                      8.08
------------------------------------------

ANNUAL REPORT page 6

NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund feature portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended February 29, 2000, we spoke with Portfolio Manager Tom Futrell of Nuveen Advisory Corp.


Q Throughout the fiscal year of Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund, which ended February 29, 2000, the nation as a whole experienced continued strong economic growth. How did the Massachusetts economy perform compared to that of the rest of the nation?

TOM The Massachusetts economy also remained very strong, with an unemployment rate of 3.1%, far below the national average of 4.1%. Both the Commonwealth of Massachusetts and the city of Boston were upgraded by bond rating agencies during the period.
  The flourishing high-tech sector in Massachusetts helped drive the economy to some extent. Massachusetts has the second largest infusion of venture capital in the country, after California. A large proportion of the funding has been used by high-tech/Internet start-up companies in Boston, which should translate into continued growth in the Commonwealth's technology sector.
  The state had some pressure to deal with regarding the Central Artery/Tunnel Project (also known as the "Big Dig"), backed by a bond issue through the Massachusetts Bay Transportation Authority (MBTA), in which the Nuveen funds have a stake. Work on the project continues in the midst of brewing controversy that arose during December 1999 regarding cost overruns. A federal agency has launched an inquiry into whether the MBTA intentionally withheld details of cost overruns for the project. Nevertheless, Massachusetts Governor Paul Celluci has unveiled a plan to fund the approximately $1.4 billion in overruns through various sources such as direct payments, toll hikes, and the leveraging of state funding and federal grants, pending approval by the state legislature.

Q The Federal Reserve (the Fed) began its expected series of moves to raise interest rates to try to cool off the economy. This is typically a challenging environment for municipal bonds. How did the fund perform in this environment?

TOM Although this market presented us with some long-term fund positioning opportunities for the fiscal year ended February 29, 2000, the Nuveen Massachusetts Municipal Bond Fund reported a total return of -3.21%, and the Nuveen Massachusetts Insured Municipal Bond Fund had a total return of -2.95% for Class A shares on net asset value. Even so, both funds' returns bested the Lipper Massachusetts Municipal Debt peer group average, which reported a 4.42% loss for the same one-year period.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research

 . An active, value-oriented investment style

 . The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Massachusetts and Massachusetts Insured Municipal Bond funds.

Performance figures are quoted for Class A shares at net asset value. Comments cover the one-year period ended February 29, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                           ANNUAL REPORT  page 7

  For the five-year period ended February 29, 2000, the Massachusetts Fund reported a 4.62% gain and the Massachusetts Insured Fund had a 4.47% gain, compared to the 4.59% gain for the Lipper peer group for the same period.*
  As of February 29, 2000, the Massachusetts Fund's SEC 30-day yield was 5.08%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 7.82% on a taxable investment. For the Insured Fund, the SEC yield was 4.62%, which is equivalent to a 7.11% yield on a taxable investment.**

Q  Which sectors in particular were noteworthy?

TOM The housing sector was very attractive to us for several reasons. First, bonds in this sector historically have offered additional incremental yield. For investors seeking income at reasonable prices, housing bonds can be a great option. Also, the prepays on these bonds have been slower as interest rates have risen. Prepay simply means the bond issuer pays back the borrowed money before required to do so. It saves issuers money but is costly to investors.
  We bought an issue from West Springfield Multifamily Housing that had an attractive structure. With tax credits built in and insured by the Government National Mortgage Association (GNMA), these bonds offered a high level of security plus an attractive yield (6.50%).

NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND

Top Five Sectors

  U.S. Guaranteed           26%
 -------------------------------
  Housing (Multifamily)     13%
 -------------------------------
  Long-Term Care            13%
 -------------------------------
  Tax Obligation (General)  12%
 -------------------------------
  Healthcare                11%
 -------------------------------

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND

Top Five Sectors

  U.S. Guaranteed                    21%
 ----------------------------------------
  Tax Obligation (General)           19%
 ----------------------------------------
  Education and Civic Organizations  19%
 ----------------------------------------
  Healthcare                         14%
 ----------------------------------------
  Housing (Multifamily)              13%
 ----------------------------------------

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

  We believe the value of the higher education sector has decreased in the market, but there were still opportunities awaiting those with the capabilities for thorough research. Our research turned up an attractive buy in higher education, from Massachusetts Development Finance Authority for Curry College. Located in Milton, this small liberal arts college has been experiencing positive enrollment trends and solid growth in its continuing education program. These insured bonds offered an attractive yield for the 30-year maturity, which was higher than insured bonds of comparable maturities at the time of purchase.
  In the Massachusetts Insured portfolio, we found a good value in the secondary market through Massachusetts Industrial Finance Authority for Western New England College. Based in Springfield and with 17 other teaching sites, New England College has had positive enrollment trends, a growing endowment and sound operations. The bonds offered additional incremental yield.
  The healthcare sector continued to struggle. One of the holdings in the Massachusetts Fund, Harvard Pilgrim Health Care (HPHC), was placed into temporary receivership in January. Because the bonds are insured, there was no potential loss of income in the fund since the debt was still being serviced. HPHC has begun to show signs of improvement and state officials believe the health plan could function on its own through a rehab plan. With more than one million residents covered by HPHC, we believe the state insurance commissioner will be certain it doesn't slip through the cracks.

* The Lipper Peer Group returns represent the average annualized total return of the 56 funds in the Lipper Massachusetts Municipal Debt Funds category for the one-year period ended February 29, 2000, and 44 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The taxable-equivalent yield shown is based on the 30-day SEC yield and a combined federal and state income tax rate of 35%.

ANNUAL REPORT page 8

Q Given the difficult market, was municipal bond issuance in Massachusetts down over the period?

TOM Actually, issuance in Massachusetts was up over the prior year, by 5.6%, compared to the national supply, which was down 35%. Most of the increase came over the earlier part of the year; supply slowed down during the third and fourth calendar quarters primarily because of the higher interest rates and lower demand.

NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed. 52%
AA.................. 15%
A................... 14%
BBB/NR.............. 19%

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

Q During periods of scarce supply and rising interest rates, how do you find attractive buys when other investors are facing the same challenge?

TOM It is especially during a market like this, where choices are limited, that Nuveen's active management, experienced research department and important relationships with national and state dealers may offer a distinct advantage. This combination allows us the opportunity to not only identify the attractive deals that may be lesser-known to other investors, but also to negotiate structure and be among the first to participate in more widely known issues.

  An example of this advantage at work was the Curry College example I just gave. Another was an issue through Massachusetts Development Finance Authority for the Massachusetts College of Pharmacy and Allied Health Sciences Bonds. These bonds offered higher yields than comparable bonds that were in the market at the same time. Because the Boston-based College of Pharmacy does not issue bonds often, it is not well known by the municipal market. Fortunately, our analysis helped us act quickly and purchase a sizable portion of the issue for the Massachusetts Fund.

Q   What was involved in long-term positioning of the Funds during the period?

TOM Amid rising interest rates, we were able to pursue our goal of improving fund yields. Several of the purchases I mentioned earlier definitely contributed to that goal, as we sold bonds with lower coupons to reinvest at higher rates.

  We also improved the call structure in the portfolios. Good call structure is important to a fund's total return. Extending the call protection helps reduce exposure to prepayment and therefore the risk of reinvesting in what may be an uncertain market. In the rising rate market, we sold out our smaller positions that were below $1 million with unfavorable call structure. We generated a tax loss on the sales -- which comes in handy to help offset future realized capital gains -- then we reinvested in bonds with what we believe to have better call structure.

Q  What is your outlook for the Massachusetts market and the funds?

TOM We expect the Massachusetts economy to continue to be strong. Municipal bond issuance may level off or decrease with more Fed interest rate hikes a near certainty in our opinion. We plan to maintain our defensive position for the funds, watching for opportunities to improve yield and call protection.


"It is especially during a market like this, where choices are limited, that Nuveen's active management, experienced research department and important relationships with national and state dealers may offer a distinct advantage."

                                                            ANNUAL REPORT page 9

Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.


The Nuveen Massachusetts Municipal Bond Fund's monthly dividends rose during the fiscal period. The amount differed based on share class. Please see Quick Facts for the latest dividend paid.


NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND

Fund Spotlight as of February 29, 2000


Quick Facts
                                           A Shares        B Shares        C Shares        R Shares
NAV                                           $9.26           $9.28           $9.20           $9.24
---------------------------------------------------------------------------------------------------
February's Declared Dividend*               $0.0420         $0.0360         $0.0375         $0.0435
---------------------------------------------------------------------------------------------------
Fund Symbol                                   NMAAX             N/A           NMACX           NBMAX
---------------------------------------------------------------------------------------------------
CUSIP                                     67065N845       67065N837       67065N829       67065N811
---------------------------------------------------------------------------------------------------
Inception Date                                 9/94            3/97           10/94           12/86
---------------------------------------------------------------------------------------------------
* Paid March 1, 2000

Total Returns (Annualized)+
                                       A Shares            B Shares       C Shares  R Shares
                                     NAV     Offer       NAV     w/CDSC      NAV       NAV
1-Year                             -3.21%    -7.26%    -4.02%    -7.69%    -3.87%    -3.03%
---------------------------------------------------------------------------------------------------
1-Year TER*                        -0.52%    -4.68%    -1.73%    -5.41%    -1.47%    -0.23%
---------------------------------------------------------------------------------------------------
5-Year                              4.62%     3.73%     3.90%     3.74%     3.98%     4.85%
---------------------------------------------------------------------------------------------------
5-Year TER*                         7.46%     6.54%     6.33%     6.18%     6.48%     7.81%
---------------------------------------------------------------------------------------------------
10-Year                             6.17%     5.71%     5.57%     5.57%     5.42%     6.40%
---------------------------------------------------------------------------------------------------
10-Year TER*                        9.18%     8.70%     8.26%     8.26%     8.07%     9.54%
---------------------------------------------------------------------------------------------------

+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

Taxable Equivalent Return (Based on a combined federal and state income tax rate of 35%.)


Tax-Free Yields
                                     A Shares              B Shares     C Shares      R Shares
                                 NAV          Offer          NAV           NAV           NAV
SEC 30-Day Yield                5.08%         4.87%         4.34%         4.54%         5.29%
---------------------------------------------------------------------------------------------------
Taxable Equivalent Yield        7.82%         7.49%         6.68%         6.98%         8.14%

Index Comparison

                         [MOUNTAIN CHART APPEARS HERE]

               LEHMAN          NUVEEN             NUVEEN
              BROTHERS      MASSACHUSETTS      MASSACHUSETTS
              MUNICIPAL       MUNICIPAL          MUNICIPAL
             BOND INDEX       BOND FUND          BOND FUND
                                (NAV)             (OFFER)

2/90           $10,000         $10,000            $ 9,580
2/91           $10,922         $10,778            $10,325
2/92           $12,013         $11,868            $11,370
2/93           $13,667         $13,521            $12,953
2/94           $14,422         $14,293            $13,692
2/95           $14,695         $14,519            $13,909
2/96           $16,318         $15,914            $15,247
2/97           $17,364         $16,668            $15,968
2/98           $18,953         $17,899            $17,147
2/99           $20,118         $18,803            $18,013
2/00           $19,696         $18,199            $17,435

- Nuveen Massachusetts Municipal Bond Fund (Offer) $17,435
- Nuveen Massachusetts Municipal Bond Fund (NAV) $18,199
- Lehman Brothers Municipal Bond Index $19,696

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximun sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for difference in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

++ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A Shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 2/29/00 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Class A Shares of the fund received four stars for the three- and five-year periods. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars. The fund was rated among 1,678 and 1,365 funds for the three- and five-year periods, respectively.

Morningstar Rating/TM/++
* * * *
Overall rating among 1,678
municipal bond funds as
of 2/29/00

Portfolio Statistics

Total Net Assets      $91.3 million
-----------------------------------
Average Effective
Maturity                17.69 years
-----------------------------------
Average Duration               7.53
-----------------------------------

ANNUAL REPORT page 10

NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND

Fund Spotlight as of February 29, 2000

Quick Facts
                                           A Shares        B Shares        C Shares        R Shares
NAV                                         $  9.77         $  9.78         $  9.75         $  9.78
---------------------------------------------------------------------------------------------------
February's Declared Dividend*               $0.0420         $0.0355         $0.0370         $0.0435
---------------------------------------------------------------------------------------------------
Fund Symbol                                   NMAIX             N/A           NMAKX           NIMAX
---------------------------------------------------------------------------------------------------
CUSIP                                     67065N795       67065N787       67065N779       67065N761
---------------------------------------------------------------------------------------------------
Inception Date                                 9/94            3/97            9/94           12/86
---------------------------------------------------------------------------------------------------
* Paid March 1, 2000

Total Returns (Annualized)+
                                       A Shares            B Shares       C Shares  R Shares
                                     NAV     Offer       NAV     w/CDSC      NAV       NAV
1-Year                             -2.95%    -6.99%    -3.59%    -7.29%    -3.43%    -2.68%
---------------------------------------------------------------------------------------------------
1-Year TER*                        -0.34%    -4.49%    -1.40%    -5.09%    -1.14%     0.03%
---------------------------------------------------------------------------------------------------
5-Year                              4.47%     3.58%     3.73%     3.56%     3.82%     4.70%
---------------------------------------------------------------------------------------------------
5-Year TER*                         7.18%     6.27%     6.03%     5.88%     6.17%     7.53%
---------------------------------------------------------------------------------------------------
10-Year                             6.02%     5.57%     5.43%     5.43%     5.30%     6.28%
---------------------------------------------------------------------------------------------------
10-Year TER*                        8.87%     8.40%     7.96%     7.96%     7.77%     9.25%
---------------------------------------------------------------------------------------------------

+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

* Taxable Equivalent Return (Based on a combined federal and state income tax rate of 35%.)




Tax-Free Yields
                                     A Shares           B Shares      C Shares      R Shares
                                 NAV          Offer       NAV           NAV           NAV
SEC 30-Day Yield                4.62%         4.43%      3.88%         4.08%         4.82%
------------------------------------------------------------------------------------------------
Taxable Equivalent Yield        7.11%         6.82%      5.97%         6.28%         7.42%
------------------------------------------------------------------------------------------------

Index Comparison

[MOUNTAIN CHART APPEARS HERE]
                               NUVEEN             NUVEEN
                               MASSACHUSETTS      MASSACHUSETTS
               LEHMAN          INSURED            INSURED
               BROTHERS        MUNICIPAL          MUNICIPAL
               MUNICIPAL       BOND FUND          BOND FUND
               BOND INDEX      (NAV)              (OFFER)

2/90           $10,000         $10,000            $ 9,580
2/91           $10,922         $10,865            $10,409
2/92           $12,013         $11,875            $11,376
2/93           $13,667         $13,539            $12,970
2/94           $14,422         $14,213            $13,616
2/95           $14,695         $14,422            $13,816
2/96           $16,318         $15,804            $15,140
2/97           $17,364         $16,440            $15,749
2/98           $18,953         $17,598            $16,859
2/99           $20,118         $18,493            $17,717
2/00           $19,696         $17,948            $17,194

- Nuveen Massachusetts Insured Municipal Bond Fund (offer) $17,194
- Nuveen Massachusetts Insured Municipal Bond Fund (NAV) $12,948
- Lehman Brothers Municipal Bond Index $19,696
Past performance is not predictive of future results.

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for difference in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Portfolio Statistics

Total Net Assets      $65.9 million
-----------------------------------
Average Effective
Maturity                17.86 years
-----------------------------------
Average Duration               6.56
-----------------------------------

Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.


The Nuveen Massachusetts Insured Municipal Bond Fund's monthly dividends rose during the fiscal period. The amount differed based on share class. Please see Quick Facts for the latest dividend paid.

                                                           ANNUAL REPORT page 11

Portfolio of Investments
Nuveen Flagship Connecticut Municipal Bond Fund
February 29, 2000

  Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 0.4%

   $   1,000   Town of Sprague, Connecticut, Environmental Improvement Revenue              10/07 at 102          A3     $  876,860
                 Bonds (International Paper Company Project), 1997 Series A, 5.700%,
                 10/01/21 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 15.1%

               State of Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Greenwich Academy Issue, Series A:
       1,000     5.700%, 3/01/16                                                             3/06 at 101         AAA      1,000,310
       2,000     5.750%, 3/01/26                                                             3/06 at 101         AAA      1,938,400

       1,000   State of Connecticut Health and Educational Facilities Authority,             5/02 at 102         AAA        990,030
                 Revenue Bonds, Yale University, 5.929%, 6/10/30

               Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds
               (Family Education Loan Program), 1991 Series A:
         365     7.000%, 11/15/05 (Alternative Minimum Tax)                                 11/01 at 102           A        379,188
       3,440     7.200%, 11/15/10 (Alternative Minimum Tax)                                 11/01 at 102           A      3,566,833

               Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds
               (Family Education Loan Program), 1996 Series A:
       1,545     6.300%, 11/15/10 (Alternative Minimum Tax)                                 11/04 at 102          A1      1,585,973
       1,170     6.350%, 11/15/11 (Alternative Minimum Tax)                                 11/04 at 102          A1      1,202,280

       4,400   State of Connecticut Health and Educational Facilities Authority,             7/08 at 101          AA      3,613,368
                 Revenue Bonds, Sacred Heart University Issue, Series E, 5.000%, 7/01/28

       2,875   State of Connecticut Health and Educational Facilities Authority,             7/03 at 102        BBB-      2,593,538
                 Revenue Bonds, Quinnipiac College Issue, Series D, 6.000%, 7/01/23

       2,000   State of Connecticut Health and Educational Facilities Authority,         7/04 at 101 1/2         AAA      2,002,740
                 Revenue Bonds, The Loomis Chaffee School Issue, Series B, 6.000%,
                 7/01/25

       2,500   State of Connecticut Health and Educational Facilities Authority,             7/05 at 101         AAA      2,305,325
                 Revenue Bonds, Kent School Issue, Series B, 5.400%, 7/01/23

       1,600   State of Connecticut Health and Educational Facilities Authority,             7/06 at 102         AAA      1,576,656
                 Revenue Bonds, Trinity College Issue, Series E, 5.875%, 7/01/26

       1,435   State of Connecticut Health and Educational Facilities Authority,             7/06 at 101         AAA      1,325,366
                 Revenue Bonds, The Loomis Chaffee School Issue, Series C, 5.500%,
                 7/01/26

       1,490   State of Connecticut Health and Educational Facilities Authority,             7/08 at 101          AA      1,254,535
                 Revenue Bonds, Canterbury School Issue, Series A, 5.000%, 7/01/18

       2,000   State of Connecticut Health and Educational Facilities Authority,             7/07 at 102         AAA      1,830,300
                 Revenue Bonds, Suffield Academy Issue, Series A, 5.400%, 7/01/27

               State of Connecticut Health and Educational Facilities Authority,
               Revenue Bonds, Fairfield University, Series I:
         585     5.250%, 7/01/25                                                             7/09 at 101         AAA        524,330
       2,755     5.500%, 7/01/29                                                             7/09 at 101         AAA      2,560,332

       1,250   State of Connecticut Health and Educational Facilities Authority,             7/09 at 101         Aaa      1,178,175
                 Revenue Bonds, The Horace Bushnell Memorial Hall Issue, Series A,
                 5.625%, 7/01/29

               State of Connecticut Health and Educational Facilities Authority,
               Revenue Bonds, Connecticut State University System Issue, Series 1999C:
       1,155     5.500%, 11/01/17                                                           11/09 at 101         AAA      1,124,993
       1,155     5.500%, 11/01/18                                                           11/09 at 101         AAA      1,115,060
       1,155     5.500%, 11/01/19                                                           11/09 at 101         AAA      1,107,368

  Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 11.5%

   $   2,600   State of Connecticut Health and Educational Facilities Authority,             7/00 at 102         AAA   $  2,670,044
                 Revenue Bonds, Bristol Hospital Issue, Series A, 7.000%, 7/01/20

         900   State of Connecticut Health and Educational Facilities Authority,             7/01 at 102         AAA        934,353
                 Revenue Bonds, Hospital of Raphael Issue, Series D, 6.625%, 7/01/14

       2,000   State of Connecticut Health and Educational Facilities Authority,             7/02 at 102         AAA      2,107,040
                 Revenue Bonds, Bridgeport Hospital Issue, Series A, 6.625%, 7/01/18

         800   State of Connecticut Health and Educational Facilities Authority,             7/04 at 102         AAA        791,344
                 Revenue Bonds, New Britain General Hospital Issue, Series B, 6.000%,
                 7/01/24

       1,405   State of Connecticut Health and Educational Facilities Authority,             7/09 at 101         Aaa      1,252,066
                 Revenue Bonds, Stamford Hospital Issue, Series G, 5.000%, 7/01/18

               State of Connecticut Health and Educational Facilities Authority,
               Revenue Bonds, Hospital for Special Care Issue, Series B:
       1,000     5.375%, 7/01/17                                                             7/07 at 102         BBB        826,810
       3,500     5.500%, 7/01/27                                                             7/07 at 102         BBB      2,799,720

       1,645   State of Connecticut Health and Educational Facilities Authority,             7/06 at 102         AAA      1,484,547
                 Revenue Bonds, Day Kimball Hospital Issue, Series A, 5.375%, 7/01/26

       1,500   State of Connecticut Health and Educational Facilities Authority,             7/06 at 102         AAA      1,457,505
                 Revenue Bonds, Greenwich Hospital Issue, Series A, 5.800%, 7/01/26

       1,400   State of Connecticut Health and Educational Facilities Authority,             7/06 at 102         AAA      1,337,980
                 Revenue Bonds, Yale-New Haven Hospital Issue, Series H, 5.700%, 7/01/25

         320   State of Connecticut Health and Educational Facilities Authority,             1/01 at 102         AAA        332,262
                 Revenue Bonds, Capital Asset Issue, Series C, 7.000%, 1/01/20

       2,000   State of Connecticut Health and Educational Facilities Authority,             7/07 at 102         AAA      1,927,840
                 Revenue Bonds, The William W. Backus Hospital Issue, Series D, 5.750%,
                 7/01/27

       1,500   State of Connecticut Health and Educational Facilities Authority,            11/09 at 101         AAA      1,447,125
                 Revenue Bonds, Catholic Health East Issue, Series 1999F, 5.750%,
                 11/15/29

       2,725   State of Connecticut Health and Educational Facilities Authority,             7/09 at 101          AA      2,591,639
                 Revenue Bonds, Waterbury Hospital Issue Series C, 5.750%, 7/01/20

       2,000   State of Connecticut Health and Educational Facilities Authority,             7/10 at 101          AA      1,955,260
                 Revenue Bonds, Eastern Connecticut Health Network Issue, Series A,
                 6.000%, 7/01/25

       2,250   Connecticut Development Authority, Solid Waste Disposal Facilities            7/05 at 102         AAA      2,428,223
                 Revenue Bonds, Pfizer Inc. Project, 1994 Series, 7.000%, 7/01/25
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 2.4%

       2,000   Housing Authority of the City of Bridgeport, Connecticut, Multifamily        12/09 at 102         N/R      1,997,400
                 Housing Revenue Bonds (Stratfield Apartments Project), Series 1999,
                 7.250%, 12/01/24

       2,000   Connecticut Housing Finance Agency, Housing Mortgage Finance Program         12/09 at 100          AA      1,947,440
                 Bonds, 1999 Series D, 6.200%, 11/15/41 (Alternative Minimum Tax)

       1,500   New Britain Senior Citizens Housing Development Corporation, Mortgage         1/02 at 102         AAA      1,546,830
                 Revenue Refunding Bonds (FHA-Insured Mortgage Loan - Nathan Hale
                 Apartments - Section 8 Assisted Project), Series 1992A,
                 6.875%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 9.3%

         225   Connecticut Housing Finance Authority, Housing Mortgage Finance              11/02 at 102          AA        231,075
                 Program Bonds, 1992 Series C2, 6.700%, 11/15/22 (Alternative Minimum Tax)

       1,250   Connecticut Housing Finance Authority, Housing Mortgage Finance               5/03 at 102          AA      1,276,575
                 Program Bonds, 1993 Series A, 6.200%, 5/15/14

       2,750   Connecticut Housing Finance Authority, Housing Mortgage Finance               5/04 at 102          AA      2,752,503
                 Program Bonds, 1994 Series A, 6.100%, 5/15/17

       1,500   Connecticut Housing Finance Authority, Housing Mortgage Finance               5/05 at 102          AA      1,501,560
                 Program Bonds, 1995 Series A, Subseries A-1, 6.100%, 5/15/17

Portfolio of Investments
Nuveen Flagship Connecticut Municipal Bond Fund (continued)
February 29, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

    $  7,490   Connecticut Housing Finance Authority, Housing Mortgage Finance              11/07 at 102          AA   $  7,122,316
                 Program Bonds, 1997 Series B, Subseries B-2, 5.850%, 11/15/28
                 (Alternative Minimum Tax)

       1,000   Connecticut Housing Finance Authority, Housing Mortgage Finance              11/05 at 102          AA        996,710
                 Program Bonds, 1995 Series F, Subseries F-1, 6.000%, 5/15/17

       1,500   Connecticut Housing Finance Authority, Housing Mortgage Finance               5/06 at 102          AA      1,506,570
                 Program Bonds, 1996 Series B, Subseries B-1, 6.050%, 5/15/18

       4,605   Connecticut Housing Finance Authority, Housing Mortgage Finance              11/06 at 102          AA      4,526,301
                 Program Bonds, 1996 Subseries E-2, 6.150%, 11/15/27 (Alternative
                 Minimum Tax)

       1,490   Connecticut Housing Finance Authority, Housing Mortgage Finance              11/06 at 102          AA      1,452,541
                 Program Bonds, 1997 Series F, Subseries F-2, 6.000%, 11/15/27
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 7.0%

       1,000   State of Connecticut Health and Educational Facilities Authority,             8/08 at 102         AAA        850,150
                 Revenue Bonds, Hebrew Home and Hospital Issue (FHA-Insured Mortgage),
                 Series B, 5.200%, 8/01/38

       2,000   State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AAA      2,209,960
                 Revenue Bonds, Nursing Home Program Issue, Series 1994, AHF/Hartford,
                 Inc. Project, 7.125%, 11/01/24

               Connecticut Development Authority, First Mortgage Gross Revenue Health
               Care Project Refunding Bonds (Church Homes, Inc., Congregational Avery
               Heights Project - 1997 Series):
       1,700     5.700%, 4/01/12                                                             4/07 at 102         BBB      1,506,353
       2,610     5.800%, 4/01/21                                                             4/07 at 102         BBB      2,172,225

       1,875   Connecticut Development Authority, First Mortgage Gross Revenue Health       12/06 at 103        BBB+      1,519,031
                 Care Project Refunding Bonds (The Elim Park Baptist Home, Inc.
                 Project), Series 1998A, 5.375%, 12/01/18

               Connecticut Development Authority, First Mortgage Gross Revenue Health
               Care Project Refunding Bonds (Connecticut Baptist Homes, Inc. Project),
               1999 Series:
       1,000     5.500%, 9/01/15                                                             9/09 at 102          AA        941,810
         500     5.625%, 9/01/22                                                             9/09 at 102          AA        458,290

       1,000   Connecticut Development Authority, First Mortgage Gross Revenue Health       12/09 at 102         N/R        962,160
                 Care Project Refunding Bonds (The Mary Wade Home, Incorporated Project),
                 1999 Series A, 6.375%, 12/01/18

               Connecticut Development Authority, Revenue Refunding Bonds (Duncaster Inc.
               Project), Series 1999A:
       2,200     5.250%, 8/01/19                                                             2/10 at 102          AA      1,948,760
       3,910     5.375%, 8/01/24                                                             2/10 at 102          AA      3,468,561
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 10.8%

       3,000   City of Bridgeport, Connecticut, General Obligation Bonds, 1997 Series        3/07 at 101         AAA      2,812,320
                 A, 5.250%, 3/01/17

       1,000   City of Bridgeport, Connecticut, General Obligation Bonds, 2000 Series        7/10 at 101         AAA      1,012,560
                 A, 6.000%, 7/15/19

         325   Town of Canterbury, Connecticut, General Obligation Bonds, 7.200%,           No Opt. Call          A3        371,244
                 5/01/09

               Town of Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
         660     5.625%, 10/15/18                                                           10/09 at 101         Aa3        647,269
         660     5.625%, 10/15/19                                                           10/09 at 101         Aa3        642,378

       2,800   State of Connecticut, General Obligation Capital Appreciation Bonds          No Opt. Call          AA      1,457,988
                 (College Savings Plan - 1991 Series B), 0.000%, 12/15/11

       1,000   State of Connecticut, General Obligation Capital Appreciation Bonds          No Opt. Call          AA        607,210
                 (College Savings Plan 1990 Series A), 0.000%, 5/15/09

         500   State of Connecticut, General Obligation Bonds (1999 Series B),              11/09 at 101          AA        485,480
                 5.500%, 11/01/18

       3,000   State of Connecticut, General Obligation Capital Appreciation Bonds          No Opt. Call          AA      1,605,960
                 (College Savings Plan - 1993 Series A), 0.000%, 6/15/11

               Town of Glastonbury, Connecticut, General Obligation Bonds, Issue of
               1988:
         200     7.200%, 8/15/06                                                            No Opt. Call         Aa1        223,624
         200     7.200%, 8/15/07                                                            No Opt. Call         Aa1        225,722
         200     7.200%, 8/15/08                                                            No Opt. Call         Aa1        227,902

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

               Town of Griswold, Connecticut, General Obligation Bonds, Issue of 1989:
     $   200     7.500%, 4/01/02                                                            No Opt. Call         AAA    $   211,068
         200     7.500%, 4/01/03                                                            No Opt. Call         AAA        215,290
         200     7.500%, 4/01/04                                                            No Opt. Call         AAA        219,006
         150     7.500%, 4/01/05                                                            No Opt. Call         AAA        166,622

         340   City of Middletown, Connecticut, General Obligation Bonds, 6.900%,           No Opt. Call          AA        372,341
                 4/15/06

               City of New London, Connecticut, General Obligation Bonds, Water
               Department Revenue Bonds, Series 20:
         120     7.300%, 12/01/05                                                           No Opt. Call          A+        133,612
         100     7.300%, 12/01/07                                                           No Opt. Call          A+        113,696

               Town of Old Saybrook, Connecticut, General Obligation Bonds:
         160     7.400%, 5/01/08                                                            No Opt. Call          A2        183,120
         160     7.400%, 5/01/09                                                            No Opt. Call          A2        184,368
         275     6.500%, 2/15/10                                                            No Opt. Call         AAA        302,288
         270     6.500%, 2/15/11                                                            No Opt. Call         AAA        297,851

               Town of Plainfield, Connecticut, General Obligation Bonds:
         225     7.000%, 9/01/00                                                            No Opt. Call          A3        227,826
         100     7.000%, 9/01/01                                                            No Opt. Call          A3        102,875
         100     7.100%, 9/01/02                                                             9/01 at 102          A3        104,405
         310     7.100%, 9/01/03                                                             9/01 at 102          A3        325,884
         100     7.200%, 9/01/04                                                             9/01 at 102          A3        105,267
         335     7.250%, 9/01/06                                                             9/01 at 102          A3        352,886
         335     7.300%, 9/01/08                                                             9/01 at 102          A3        353,127
         155     7.300%, 9/01/10                                                             9/01 at 102          A3        163,387

       3,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998 (General        7/08 at 101           A      2,529,000
                 Obligation Bonds), 5.000%, 7/01/28

       4,190   Commonwealth of Puerto Rico, Public Improvement Bonds of 1999 (General        7/08 at 101         AAA      3,611,948
                 Obligation Bonds), 5.000%, 7/01/28

               City of Torrington, Connecticut, General Obligation Bonds:
         700     6.400%, 5/15/11                                                             5/02 at 102         AAA        734,041
         680     6.400%, 5/15/12                                                             5/02 at 102         AAA        710,308

               City of Waterbury, Connecticut, General Obligation Tax Revenue Intercept
               Bonds, 2000 Issue:
         910     6.000%, 2/01/18                                                             2/09 at 101          AA        908,462
       1,025     6.000%, 2/01/20                                                             2/09 at 101          AA      1,011,470

               Town of Winchester, Connecticut, General Obligation Bonds:
         140     6.750%, 4/15/06                                                            No Opt. Call          A1        152,438
         140     6.750%, 4/15/07                                                            No Opt. Call          A1        153,693
         140     6.750%, 4/15/08                                                            No Opt. Call          A1        154,860
         140     6.750%, 4/15/09                                                            No Opt. Call          A1        155,600
         140     6.750%, 4/15/10                                                            No Opt. Call          A1        155,973
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 15.6%

       2,000   State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AA-      1,994,320
                 Revenue Bonds, Nursing Home Program Issue (St. Camillus Health
                 Center Project), Series 1994, 6.250%, 11/01/18

         945   State of Connecticut Health and Educational Facilities Authority,             7/08 at 102         AAA        796,635
                 Revenue Bonds, Child Care Facilities Program, Series A, 5.000%, 7/01/28

       1,000   State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AAA      1,011,560
                 Revenue Bonds, Nursing Home Program Issue (Sharon Health Care Project),
                 Series 1994, 6.250%, 11/01/21

       5,000   State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AAA      5,052,350
                 Revenue Bonds, Nursing Home Program Issue (Saint Joseph's Manor
                 Project), Series 1994, 6.250%, 11/01/16

       3,695   State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AAA      3,766,129
                 Revenue Bonds, Nursing Home Program Issue (St. Camillus Health Center
                 Project), Series 1994, 6.250%, 11/01/18

Portfolio of Investments
Nuveen Flagship Connecticut Municipal Bond Fund (continued)
February 29, 2000

   Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

   $   3,000   State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AAA   $  3,039,600
                 Revenue Bonds, Nursing Home Program Issue (The Jewish Home for the
                 Elderly of Fairfield County Project), Series 1994, 6.250%, 11/01/20

               State of Connecticut Health and Educational Facilities Authority,
               Revenue Bonds, Nursing Home Program Issue (Highland View Manor, Inc.
               Project), Series 1994:
       1,500     7.200%, 11/01/10 (Alternative Minimum Tax)                                 11/04 at 102         AAA      1,636,215
       4,200     7.500%, 11/01/16 (Alternative Minimum Tax)                                 11/04 at 102         AAA      4,653,474

               State of Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Nursing Home Program Issue (Wadsworth Glen Health Care Center
               Project), Series 1994:
       1,100     7.200%, 11/01/10 (Alternative Minimum Tax)                                 11/04 at 102         AAA      1,199,891
       1,000     7.500%, 11/01/16 (Alternative Minimum Tax)                                 11/04 at 102         AAA      1,107,970

       4,115   State of Connecticut Health and Educational Facilities Authority,            11/06 at 102         AA-      4,135,534
                 Revenue Bonds, Nursing Home Program Issue (Abbott Terrace Health Center
                 Project), Series 1996, 5.750%, 11/01/13

       4,365   State of Connecticut Health and Educational Facilities Authority,            11/06 at 102          AA      4,316,025
                 Revenue Bonds, Nursing Home Program Issue (3030 Park Fairfield Health
                 Center Project), Series 1996, 6.250%, 11/01/21

       1,150   State of Connecticut, Special Tax Obligation Bonds, Transportation           No Opt. Call         AA-      1,221,864
                 Infrastructure Purposes, 1992 Series B, 6.125%, 9/01/12

       1,250   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin               10/10 at 101        BBB-      1,240,050
                 Islands Gross Receipts Taxes Loan Note), Series 1999A, 6.500%, 10/01/24

         725   Town of Woodstock, Connecticut, Special Obligation Bonds (Woodstock           3/00 at 103         AAA        748,345
                 Academy - 1990 Issue), (General Obligation Bonds), 6.900%, 3/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 13.1%

       3,010   State of Connecticut Health and Educational Facilities Authority,             7/03 at 100         AAA      3,264,104
                 Revenue Bonds, University of Hartford Issue, Series C, 8.000%, 7/01/18
                 (Pre-refunded to 7/01/03)

       1,300   State of Connecticut Health and Educational Facilities Authority,             7/00 at 101         AAA      1,500,174
                 Revenue Bonds, Lutheran General Health Care System (Parkside Lodges
                 Projects), 7.375%, 7/01/19

       1,000   State of Connecticut Health and Educational Facilities Authority,             7/00 at 102      N/R***      1,030,470
                 Revenue Bonds, The Taft School Issue, Series A, 7.375%, 7/01/20
                 (Pre-refunded to 7/01/00)

         190   State of Connecticut Health and Educational Facilities Authority,             7/00 at 102         Aaa        195,843
                 Revenue Bonds, St. Mary's Hospital Issue, Series C, 7.375%, 7/01/20
                 (Pre-refunded to 7/01/00)

       3,500   State of Connecticut Health and Educational Facilities Authority,             7/02 at 102         AAA      3,683,365
                 Revenue Bonds, Middlesex Hospital Issue, Series G, 6.250%, 7/01/12
                 (Pre-refunded to 7/01/02)

       1,100   State of Connecticut Health and Educational Facilities Authority,             7/02 at 102      N/R***      1,148,609
                 Revenue Bonds, The William W. Backus Hospital Issue, Series C, 6.000%,
                 7/01/12 (Pre-refunded to 7/01/02)

       2,000   State of Connecticut Health and Educational Facilities Authority,             7/04 at 102         AAA      2,126,580
                 Revenue Bonds, Trinity College Issue, Series D, 6.125%, 7/01/24
                 (Pre-refunded to 7/01/04)

       2,910   State of Connecticut Health and Educational Facilities Authority,             7/03 at 102     BBB-***      3,054,482
                 Revenue Bonds, Quinnipiac College Issue, Series D, 6.000%, 7/01/23
                 (Pre-refunded to 7/01/03)

         180   State of Connecticut Health and Educational Facilities Authority,             1/01 at 102         AAA        187,690
                 Revenue Bonds, Capital Asset Issue, Series C, 7.000%, 1/01/20
                 (Pre-refunded to 1/01/01)

       7,000   Connecticut Development Authority, Health Care Project Refunding              9/02 at 102       A2***      7,430,640
                 Bonds (Duncaster, Inc. Project - 1992 Series), 6.750%, 9/01/15
                 (Pre-refunded to 9/01/02)

       1,605   City of New Haven, Connecticut, General Obligation Bonds, Issue of            8/01 at 102         AAA      1,701,669
                 1991, 7.400%, 8/15/11 (Pre-refunded to 8/15/01)

               City of New Haven, Connecticut, General Obligation Bonds, Issue of 1992:
         400     9.250%, 3/01/02                                                            No Opt. Call         AAA        417,560
       1,000     7.400%, 3/01/12 (Pre-refunded to 3/01/02)                                   3/02 at 102         AAA      1,069,820

       1,130   Town of Stratford, Connecticut, General Obligation Bonds, 7.300%,             3/01 at 102      N/R***      1,184,918
                 3/01/12 (Pre-refunded to 3/01/01)

               City of Waterbury, Connecticut, General Obligation Bonds:
         535     7.250%, 3/01/02 (Pre-refunded to 3/01/01)                                   3/01 at 102      N/R***        560,739
         785     7.300%, 3/01/05 (Pre-refunded to 3/01/01)                                   3/01 at 102      N/R***        823,151
         780     7.400%, 3/01/06 (Pre-refunded to 3/01/01)                                   3/01 at 102      N/R***        818,649

  Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 9.5%

    $  8,000   Bristol Resource Recovery Facility Operating Committee, Solid Waste           7/05 at 102          A2   $  8,038,400
                 Revenue Refunding Bonds (Ogden Martin Systems of Bristol, Inc.
                 Project - 1995 Series), 6.500%, 7/01/14

               Connecticut Resources Recovery Authority, 1991 Series One Subordinated
               (Wallingsford Resource Recovery Project):
         400     6.750%, 11/15/03 (Alternative Minimum Tax)                                 11/01 at 102          AA        417,212
         500     6.800%, 11/15/04 (Alternative Minimum Tax)                                 11/01 at 102          AA        520,995

       5,250   Connecticut Resources Recovery Authority, Corporate Credit Bonds/Tax         11/02 at 102         BB-      4,696,230
                 Exempt Interest (American REF-FUEL Company of Southeastern Connecticut
                 Project), 1992 Series A, 6.450%, 11/15/22 (Alternative Minimum Tax)

               Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds
               (Wheelbrator Lisbon Project), Series 1993A:
         240     5.250%, 1/01/06 (Alternative Minimum Tax)                                   1/03 at 102         BBB        221,098
       9,665     5.500%, 1/01/20 (Alternative Minimum Tax)                                   1/03 at 102         BBB      7,846,820
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 2.4%

         770   Connecticut Development Authority, Water Facilities Refunding                 6/00 at 102          A+        788,952
                 Revenue Bonds (Bridgeport Hydraulic Company Project - 1990 Series),
                 7.250%, 6/01/20

       2,000   Connecticut Development Authority, Water Facilities Revenue                  12/03 at 102         AAA      2,090,520
                 Refunding Bonds (The Connecticut Water Company Project - 1993 Series),
                 6.650%, 12/15/20

       1,750   Connecticut Development Authority, Water Facilities Revenue Bonds             4/07 at 102          A+      1,683,340
                 (Bridgeport Hydraulic Company Project - 1995 Series), 6.150%, 4/01/35
                 (Alternative Minimum Tax)

       1,000   State of Connecticut Clean Water Fund, Revenue Bonds, 1991 Series,            1/01 at 102         AAA      1,042,500
                 7.000%, 1/01/11
-----------------------------------------------------------------------------------------------------------------------------------
   $ 232,155   Total Investments - (cost $224,894,800) - 97.1%                                                          223,087,700
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.9%                                                                       6,777,068
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $229,864,768
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Massachusetts Municipal Bond Fund
February 29, 2000

   Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 10.9%

    $  1,000   Massachusetts Development Finance Agency, Revenue Bonds, YMCA of Greater     11/08 at 102        BBB+     $  822,470
                 Boston Issue, Series 1998, 5.450%, 11/01/28

       2,000   Massachusetts Development Finance Agency, Revenue Bonds, Curry College        3/09 at 101           A      1,748,600
                 Issue, 1999 Series A, 5.500%, 3/01/29

       2,000   Massachusetts Development Finance Agency, Revenue Bonds, Massachusetts        1/10 at 101         BBB      1,976,680
                 College of Pharmacy and Allied Health Sciences Issue, 1999 Series B,
                 6.625%, 7/01/20

       1,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/02 at 102         AAA      1,015,950
                 Suffolk University Issue, Series B, 6.350%, 7/01/22

          30   Massachusetts Health and Educational Facilities Authority, Revenue            7/01 at 102         AAA         31,181
                 Bonds, Boston College Issue, Series J, 6.625%, 7/01/21

       2,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,    10/08 at 101         AAA      1,610,620
                 Brandeis University Issue, Series I, 4.750%, 10/01/28

         500   Massachusetts Industrial Finance Agency, Revenue Bonds (Whitehead             7/03 at 102         Aa1        432,185
                 Institute for Biomedical Research - 1993 Issue), 5.125%, 7/01/26

       2,290   Massachusetts Industrial Finance Agency, Revenue and Refunding Bonds          7/05 at 102         AAA      2,326,686
                 (Lesley College Project), 1995 Series A, 6.300%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 11.2%

         495   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/00 at 100           A        496,485
                 Brockton Hospital Issue, Series B, 8.000%, 7/01/07

         500   Massachusetts Health and Educational Facilities Authority, Revenue Bonds      7/00 at 102         N/R        513,285
                 (Cardinal Cushing General Hospital), Series 1989, 8.875%, 7/01/18

         750   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/02 at 102         AAA        775,245
                 New England Medical Center Hospitals Issue, Series F, 6.625%, 7/01/25

       1,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/03 at 102         AAA        974,860
                 Lahey Clinic Medical Center Issue, Series B, 5.625%, 7/01/15

               Massachusetts Health and Educational Facilities Authority, Revenue
               Refunding Bonds, Youville Hospital Issue (FHA-Insured Project), Series B:
       2,500     6.000%, 2/15/25                                                             2/04 at 102         Aa2      2,377,575
       2,000     6.000%, 2/15/34                                                             2/04 at 102         Aa2      1,877,600

       2,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/08 at 102         AAA      1,662,960
                 Caregroup Issue, Series A, 5.000%, 7/01/25

       1,500   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/08 at 101         AAA      1,137,255
                 Harvard Pilgrim Health Care Issue, Series A, 4.750%, 7/01/22

         385   Massachusetts Industrial Finance Agency, Revenue Bonds (Sturdy Memorial       6/00 at 101           A        393,793
                 Hospital), Series 1989, 7.900%, 6/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 13.1%

         940   Boston-Mount Pleasant Housing Development Corporation, Multifamily            8/02 at 102         AAA        970,277
                 Housing Refunding Revenue Bonds, Series 1992 A, 6.750%, 8/01/23

       3,000   Massachusetts Development Finance Agency, Assisted Living Revenue Bonds      12/09 at 102         N/R      2,984,400
                 (Prospect House Apartments), Series 1999, 7.000%, 12/01/31
                 (Alternative Minimum Tax)

       3,700   Massachusetts Housing Finance Agency, Housing Project Revenue Bonds,          4/03 at 102          A+      3,722,829
                 6.375%, 4/01/21

       1,000   Massachusetts Housing Finance Agency, Residential Development Bonds,         11/02 at 102         AAA      1,029,820
                 6.250%, 11/15/14

       1,000   Massachusetts Housing Finance Agency, Residential Development                 5/02 at 102         AAA      1,050,160
                 Bonds, 1992 Series D, 6.875%, 11/15/21

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

    $  1,000   Massachusetts Industrial Finance Agency (FHA-Insured Mortgage Loan),          1/08 at 102         AAA     $  945,190
                 Hudner Associates Projects, 5.650%, 1/01/23

       1,250   Somerville Housing Authority (Massachusetts), Mortgage Revenue                5/00 at 102         AAA      1,278,325
                 Bonds (GNMA Collateralized - Clarendon Hill Towers Project), Series
                 1990, 7.950%, 11/20/30
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 0.3%

         295   Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds,    6/01 at 102         Aa3        297,829
                 Series 18, 7.350%, 12/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 12.9%

       1,790   Massachusetts Development Finance Agency, Revenue Bonds, The May              9/09 at 102          AA      1,664,736
                 Institute Issue, Series 1999, 5.750%, 9/01/24

       2,900   Massachusetts Development Finance Agency, Revenue Bonds, Northern             8/09 at 101           A      2,825,702
                 Berkshire Community Services, Inc. Issue, 1999 Series A, 6.250%,
                 8/15/29

         885   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/03 at 102         AAA        877,557
                 Cable Housing and Health Services Issue, Series A, 5.625%, 7/01/13

       3,285   Massachusetts Health and Educational Facilities Authority, Revenue            2/07 at 102         Aa2      3,175,938
                 Refunding Bonds, Youville Hospital Issue (FHA-Insured Project), Series
                 A, 6.250%, 2/15/41

         400   Massachusetts Industrial Finance Agency, Assisted Living Facility Revenue     8/08 at 105         AAA        377,884
                 Bonds (TNG Draper Place Project) (GNMA Collateralized), Series 1998,
                 5.400%, 8/20/12 (Alternative Minimum Tax)

       2,040   Massachusetts Industrial Finance Agency, Assisted Living Facility Revenue     6/09 at 102         AAA      1,784,470
                 Bonds (The Arbors at Taunton Project) (GNMA Collateralized), Series
                 1999, 5.500%, 6/20/40 (Alternative Minimum Tax)

       1,055   Massachusetts Industrial Financial Agency, Revenue Bonds, Heights Crossing    2/06 at 102         AAA      1,050,822
                 Limited Partnership Issue (FHA-Insured Project), Series 1995, 6.000%,
                 2/01/15 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 11.5%

         490   Town of Barnstable, Massachusetts, General Obligation Bonds, 5.750%,          9/04 at 102          AA        495,704
                 9/15/14

               Town of Deerfield, Massachusetts, General Obligation School Bonds of 1992,
               School Project Loan Act of 1948, Bank-Qualified Unlimited Tax:
         420     6.200%, 6/15/09                                                             6/02 at 102          A1        439,874
         415     6.250%, 6/15/10                                                             6/02 at 102          A1        434,642

         260   City of Holyoke, Massachusetts, General Obligation Bonds, 1991 Series A,     No Opt. Call        BBB+        266,713
                 8.000%, 6/01/01

         500   City of Holyoke, Massachusetts, General Obligation School Project             8/01 at 102        Baa1        530,825
                 Loan Act of 1948, 7.650%, 8/01/09

         750   City of Holyoke, Massachusetts, General Obligation Refunding Bonds,          11/02 at 102        BBB+        792,368
                 7.000%, 11/01/08

         545   City of Lowell, Massachusetts, General Obligation Qualified Bonds,            2/01 at 103         Aa3        579,651
                 8.300%, 2/15/05

       2,500   Massachusetts Bay Transportation Authority, General Transportation           No Opt. Call         Aa2      2,829,975
                 System Bonds, 1991 Series A, 7.000%, 3/01/21

         425   South Essex Sewerage District, Massachusetts, General Obligation Bonds,      No Opt. Call        Baa1        439,718
                 9.000%, 12/01/00

               City of Taunton, Massachusetts, General Obligation (Electric Loan,
               Act of 1969) Bonds:
       1,465     8.000%, 2/01/02                                                            No Opt. Call          A3      1,545,751
       1,005     8.000%, 2/01/03                                                            No Opt. Call          A3      1,082,717

       1,000   City of Worcester, Massachusetts, General Obligation Bonds, 6.000%,           8/02 at 102        BBB+      1,028,610
                 8/01/04
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 1.0%

         865   Massachusetts Industrial Finance Agency, Library Revenue Bonds                1/05 at 102         AAA        947,763
                 (Malden Public Library Project), Series 1994, 7.250%, 1/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 3.1%

               Massachusetts Turnpike Authority, Metropolitan Highway System Revenue
               Bonds, 1997 Series C (Senior):
      10,000     0.000%, 1/01/29                                                            No Opt. Call         AAA      1,676,300
       1,425     5.000%, 1/01/37                                                             1/07 at 102         AAA      1,179,045

Portfolio of Investments

February 29, 2000

  Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 26.1%

               City of Attleboro, Massachusetts, General Obligation Bonds:
     $   450     6.250%, 1/15/10 (Pre-refunded to 1/15/03)                                   1/03 at 102       A3***     $  475,601
         450     6.250%, 1/15/11 (Pre-refunded to 1/15/03)                                   1/03 at 102       A3***        475,601

       1,000   City of Boston, Massachusetts, General Obligation Bonds, 1991                 7/01 at 102         AAA      1,048,690
                 Series A, 6.750%, 7/01/11 (Pre-refunded to 7/01/01)

         500   Boston Water and Sewer Commission (Massachusetts), General                   11/01 at 102         AAA        529,285
                 Revenue Bonds 1991 (Senior Series), Series A, 7.000%, 11/01/18
                 (Pre-refunded to 11/01/01)

         355   City of Haverhill, Massachusetts, General Obligation Bonds,                  10/01 at 102      BBB***        377,976
                 Municipal Purpose Loan of 1991 Bonds, 7.500%, 10/15/11 (Pre-refunded to 10/15/01)

         250   City of Holyoke, Massachusetts, General Obligation Bonds, 8.150%,             6/02 at 103         AAA        275,233
                 6/15/06 (Pre-refunded to 6/15/02)

         445   City of Lowell, Massachusetts, General Obligation Qualified                   1/01 at 102         Aaa        469,493
                 Bonds, 8.400%, 1/15/09 (Pre-refunded to 1/15/01)

       1,000   City of Lynn, Massachusetts, General Obligation Bonds, 7.850%,                1/02 at 104         Aaa      1,092,770
                 1/15/11 (Pre-refunded to 1/15/02)

       1,000   Massachusetts Bay Transportation Authority, General                           3/01 at 102         Aaa      1,046,730
                 Transportation System Bonds, 1991 Series A, 7.000%, 3/01/11
                 (Pre-refunded to 3/01/01)

         250   The Massachusetts Bay Transportation Authority, Certificates of              12/06 at 100        A***        288,183
                 Participation, Series 1988, 7.800%, 1/15/14 (Pre-refunded to 12/22/06)

         500   Massachusetts Health and Educational Facilities Authority, Revenue            9/02 at 102         AAA        530,645
                 Refunding Bonds, Worcester Polytechnic Institute Issue, Series E,
                 6.625%, 9/01/17 (Pre-refunded to 9/01/02)

       1,240   Massachusetts Health and Educational Facilities Authority, Revenue            7/00 at 102         AAA      1,280,474
                 Bonds, Emerson Hospital Issue, Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/00)

       2,000   Massachusetts Health and Educational Facilities Authority, Revenue           No Opt. Call         AAA      1,865,020
                 Bonds, Malden Hospital Issue (FHA-Insured Project), Series A, 5.000%,
                 8/01/16

       1,180   Massachusetts Health and Educational Facilities Authority, Revenue        7/00 at 101 1/2      N/R***      1,212,946
                 Bonds, Suffolk University Issue, Series A, 8.125%, 7/01/20
                 (Pre-refunded to 7/01/00)

         700   Massachusetts Health and Educational Facilities Authority, Revenue            7/06 at 100      AA+***        737,366
                 Bonds (Daughters of Charity National Health System - The Carney
                 Hospital), Series D, 6.100%, 7/01/14 (Pre-refunded to 7/01/06)

       2,750   Massachusetts Health and Educational Facilities Authority, Revenue            4/02 at 102         AAA      2,917,173
                 Bonds, New England Deaconess Hospital Issue, Series D, 6.875%,
                 4/01/22 (Pre-refunded to 4/01/02)

       1,000   Massachusetts Health and Educational Facilities Authority, Revenue           11/02 at 102         Aaa      1,061,490
                 Bonds, MetroWest Health, Inc. Issue, Series C, 6.500%, 11/15/18
                 (Pre-refunded to 11/15/02)

         970   Massachusetts Health and Educational Facilities Authority, Revenue            7/01 at 102         AAA      1,015,018
                 Bonds, Boston College Issue, Series J, 6.625%, 7/01/21 (Pre-refunded to 7/01/01)

         635   Massachusetts Port Authority, Revenue Bonds, Series 1982,                     7/00 at 100         AAA        972,331
                 13.000%, 7/01/13

         250   Massachusetts Industrial Finance Agency, Revenue Bonds, College of            1/02 at 102      AA-***        262,170
                 the Holy Cross, 1992 Issue, 6.450%, 1/01/12 (Pre-refunded to 1/01/02)

       1,145   Massachusetts Industrial Finance Agency, Revenue Bonds, Merrimack             7/02 at 102         AAA      1,226,799
                 College Issue, Series 1992, 7.125%, 7/01/12 (Pre-refunded to 7/01/02)

       1,130   City of Peabody, Massachusetts, General Obligation Electric Bonds,            8/01 at 102         AAA      1,189,879
                 6.950%, 8/01/09 (Pre-refunded to 8/01/01)

       2,250   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,          7/01 at 102         AAA      2,372,512
                 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

       1,000   City of Springfield, Massachusetts, General Obligation School                 9/02 at 102     Baa3***      1,072,280
                 Project Loan Act of 1948 Bonds, Series B, 7.100%, 9/01/11
                 (Pre-refunded to 9/01/02)
-----------------------------------------------------------------------------------------------------------------------------------

  Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 9.0%

    $  2,700   Massachusetts Development Finance Agency, Resource Recovery Revenue          12/08 at 102         BBB    $ 2,264,652
                 Bonds (Ogden Haverhill Project), Series 1998B, 5.500%, 12/01/19
                 (Alternative Minimum Tax)

       1,245   Massachusetts Industrial Finance Agency, Resource Recovery Revenue            7/01 at 103         N/R      1,326,298
                 Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

       5,420   Massachusetts Industrial Finance Agency, Resource Recovery Revenue           12/08 at 102         BBB      4,618,920
                 Refunding Bonds (Ogden Haverhill Project), Series 1998A, 5.600%,
                 12/01/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
   $ 100,370   Total Investments - (cost $92,117,711) - 99.1%                                                            90,484,560
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.9%                                                                         844,702
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $91,329,262
               ====================================================================================================================

  * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

 ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Massachusetts Insured Municipal Bond Fund
February 29, 2000

      Principal                                                                            Optional Call                      Market
   Amount (000)   Description                                                                Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                  Education and Civic Organizations - 18.7%

         $1,600   Massachusetts Health and Educational Facilities Authority, Revenue        10/02 at 102         AAA      $1,658,368
                    Bonds, Northeastern University Issue, Series E, 6.550%, 10/01/22

          1,000   Massachusetts Health and Educational Facilities Authority, Revenue        10/02 at 100         AAA       1,000,050
                    Bonds, Boston University Issue, Series M, 6.000%, 10/01/22

             30   Massachusetts Health and Educational Facilities Authority, Revenue         7/01 at 102         AAA          31,181
                    Bonds, Boston College Issue, Series J, 6.625%, 7/01/21

          3,000   Massachusetts Health and Educational Facilities Authority, Revenue        10/08 at 101         AAA       2,415,930
                    Bonds, Brandeis University Issue, Series I, 4.750%, 10/01/28

          1,030   Massachusetts Health and Educational Facilities Authority, Revenue         7/02 at 102         AAA       1,043,565
                    Bonds, Bentley College Issue, Series I, 6.125%, 7/01/17

          2,000   Massachusetts Health and Educational Facilities Authority, Revenue        10/09 at 101         AAA       1,684,640
                    Bonds, Northeastern University Issue, Series I, 5.000%, 10/01/29

          1,000   Massachusetts Industrial Finance Agency, Revenue Bonds (College of the     3/06 at 102         AAA         941,650
                    Holy Cross - 1996 Issue), 5.500%, 3/01/20

            420   Massachusetts Industrial Finance Agency, Revenue Bonds, Babson College    10/05 at 102         AAA         432,298
                    Issue, Series 1995A, 5.800%, 10/01/10

          1,000   Massachusetts Industrial Finance Agency, Revenue Refunding Bonds,          7/01 at 102         AAA       1,037,590
                    Mount Holyoke College Issue, Series 1992A, 6.300%, 7/01/13

          2,470   Massachusetts Industrial Finance Agency, Revenue Bonds, Western New        7/08 at 102         AAA       2,062,154
                    England College Issue, Series 1998, 5.000%, 7/01/28

------------------------------------------------------------------------------------------------------------------------------------
                  Health Care - 14.2%

            500   Massachusetts Health and Educational Facilities Authority, Revenue         7/00 at 102         AAA         515,160
                    Bonds, University Hospital Issue, Series C, 7.250%, 7/01/19

            145   Massachusetts Health and Educational Facilities Authority, Revenue         7/00 at 101         AAA         148,247
                    Bonds, Capital Asset Program, Series G2, 7.200%, 7/01/09

          1,500   Massachusetts Health and Educational Facilities Authority, Revenue         7/02 at 102         AAA       1,550,490
                    Bonds, New England Medical Center Hospitals Issue, Series F,
                    6.625%, 7/01/25

          1,700   Massachusetts Health and Educational Facilities Authority, Revenue         7/03 at 102         AAA       1,657,262
                    Bonds, Lahey Clinic Medical Center Issue, Series B, 5.625%, 7/01/15

          1,000   Massachusetts Health and Educational Facilities Authority, Revenue         7/06 at 102         AAA         977,270
                    Bonds, Baystate Medical Center Issue, Series E, 6.000%, 7/01/26

          2,000   Massachusetts Health and Educational Facilities Authority, Revenue         7/08 at 102         AAA       1,662,960
                    Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

            505   Massachusetts Health and Educational Facilities Authority, Revenue         7/02 at 102         AAA         515,721
                    Bonds, South Shore Hospital Issue, Series D, 6.500%, 7/01/22

          2,290   Puerto Rico Industrial, Tourist, Educational, Medical and                  1/05 at 102         AAA       2,363,555
                    Environmental Control Facilities Financing Authority,
                    Hospital Revenue Bonds (Hospital Auxilio Mutuo
                    Obligated Group Project), 1995 Series A, 6.250%, 7/01/16

------------------------------------------------------------------------------------------------------------------------------------
                  Housing/Multifamily - 12.7%

          2,000   Massachusetts Development Finance Agency, Assisted Living Facility         9/10 at 105         AAA       2,209,280
                    Revenue Bonds
                    (The Monastery at West Springfield Project) (GNMA Collateralized),
                    Series 1999A, 7.625%, 3/20/41 (Alternative Minimum Tax)

          1,500   Massachusetts Housing Finance Agency, Housing Development Bonds, 1998      6/08 at 101         AAA       1,374,225
                    Series A, 5.375%, 6/01/16 (Alternative Minimum Tax)

            205   Massachusetts Housing Finance Agency, Housing Revenue Bonds, 1989          6/00 at 103         AAA         211,728
                    Series A, 7.600%, 12/01/16

        22

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

    $  1,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue         7/07 at 101         AAA     $  884,460
                 Bonds, 1997 Series C, 5.625%, 7/01/40 (Alternative Minimum Tax)

       2,930   Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue         1/05 at 102         AAA      3,101,786
                 Bonds (FHA-Insured Mortgage Loans), 1995 Series A, 7.350%, 1/01/35
                 (Alternative Minimum Tax)

         640   Massachusetts Industrial Finance Agency (FHA-Insured Mortgage Loan),          1/08 at 102         AAA        604,922
                 Hudner Associates Projects, 5.650%, 1/01/23

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 0.5%

         295   Massachusetts Housing Finance Agency, Single Family Housing Revenue           6/01 at 102         Aa3        297,829
                 Bonds, Series 18, 7.350%, 12/01/16

-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 5.9%

       3,185   Massachusetts Industrial Finance Agency, Assisted Living Facility            12/07 at 102         AAA      3,025,368
                 Revenue Bonds (The Arbors at Amherst Project, Series 1997)
                 (GNMA Collateralized), 5.950%, 6/20/39 (Alternative Minimum Tax)

       1,000   Massachusetts Industrial Finance Agency, Assisted Living Facility             6/09 at 102         AAA        874,740
                 Revenue Bonds (The Arbors at Taunton Project, Series 1999)
                 (GNMA Collateralized), 5.500%, 6/20/40 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 19.0%

         250   Town of Groveland, Massachusetts, General Obligation Bonds,                   6/01 at 102         AAA        261,710
                 6.900%, 6/15/07

       1,000   City of Haverhill, Massachusetts, General Obligation, Hospital                9/01 at 102         AAA      1,045,350
                 Refunding Bonds, Series A, 9/01/10

       2,625   City of Lowell, Massachusetts, General Obligation State Qualified            11/03 at 102         AAA      2,641,853
                 Bonds, 5.600%, 11/01/12

       1,025   City of Lynn, Massachusetts, General Obligation Bonds, 6.750%, 1/15/02       No Opt. Call         AAA      1,061,808

       1,000   Town of Mansfield, Massachusetts, General Obligation Bonds,                   1/02 at 102         AAA      1,054,450
                 6.700%, 1/15/11

          80   Massachusetts Bay Transportation Authority, General Transportation            3/00 at 102         AAA         81,805
                 System Bonds, 7.250%, 3/01/03

         250   Town of Methuen, Massachusetts, General Obligation Bonds, 7.400%, 5/15/04     5/00 at 102         AAA        256,688

       1,500   Town of Monson, Massachusetts, General Obligation, Bank-Qualified            No Opt. Call         AAA      1,537,515
                 Unlimited Tax, School Refunding Bonds, 5.500%, 10/15/10

         300   Town of North Andover, Massachusetts, General Obligation Bonds,               9/00 at 103         AAA        313,851
                 7.400%, 9/15/10

         190   Town of Northfield, Massachusetts, General Obligation Bonds,                 10/01 at 102         AAA        198,503
                 Municipal Purpose Loan of 1992, Bank-Qualified, 6.350%, 10/15/09

         440   Quaboag Regional School District, General Obligation Bonds,                   6/02 at 102         AAA        461,314
                 6.250%, 6/15/08

               City of Salem, Massachusetts, General Obligation Bonds:
         500     6.800%, 8/15/09                                                             8/01 at 102         AAA        524,500
         900     6.000%, 7/15/10                                                             7/02 at 102         AAA        931,329

         220   Taunton, Massachusetts, General Obligation Bonds, 6.800%, 9/01/09             9/01 at 103         AAA        233,002

         455   Town of Wareham, Massachusetts, General Obligation School Bonds,              1/01 at 103         AAA        478,965
                 7.050%, 1/15/07

         215   Town of Whately, Massachusetts, General Obligation Bonds, 6.350%,             1/02 at 102         AAA        225,034
                 1/15/09

       1,210   Town of Winchendon, Massachusetts, Unlimited Tax, General Obligation          3/03 at 102         AAA      1,250,644
                 Bonds, 6.050%, 3/15/10
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 2.3%

       1,405   Massachusetts Industrial Finance Agency, Library Revenue Bonds                1/05 at 102         AAA      1,539,430
                 (Malden Public Library Project), Series 1994, 7.250%, 1/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 2.4%

       9,500   Massachusetts Turnpike Authority, Metropolitan Highway System                No Opt. Call         AAA      1,592,485
                 Revenue Bonds, 1997 Series C (Senior), 0.000%, 1/01/29
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 21.1%

       1,000   City of Boston, Massachusetts, General Obligation Bonds, 1991                 7/01 at 102         AAA      1,048,690
                  Series A 6.750%, 7/01/11 (Pre-refunded to 7/01/01)

         500   City of Boston, Massachusetts, Revenue Bonds, Boston City Hospital            8/00 at 102         Aaa        516,775
                 (FHA-Insured Mortgage), Series A, 7.625%, 2/15/21 (Pre-refunded to 8/15/00)

               Portfolio of Investments

               February 29, 2000

   Principal                                                                                  Optional Call                  Market
Amount (000)   Description                                                                      Provisions*   Ratings**       Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

      $  500   City of Fall River, Massachusetts, General Obligation Bonds, 7.200%, 6/01/10     6/01 at 102         AAA  $  526,660
                 (Pre-refunded to 6/01/01)

         250   City of Holyoke, Massachusetts, General Obligation Bonds, 8.150%, 6/15/06        6/02 at 103         AAA     275,233
                 (Pre-refunded to 6/15/02)

         250   Lynn, Water and Sewer Commission, General Revenue Bonds, 1990 Series A,         12/00 at 102         AAA     260,613
                 7.250%, 12/01/10 (Pre-refunded to 12/01/00)

         250   Massachusetts Bay Transportation Authority, Certificates of Participation,       8/00 at 102         AAA     258,645
                 1990 Series A, 7.650%, 8/01/15 (Pre-refunded to 8/01/00)

               The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated
                 Loan of 1992, Series A:
          25     6.500%, 6/01/08 (Pre-refunded to 6/01/02)                                      6/02 at 101         AAA      26,191
         860     6.000%, 6/01/13 (Pre-refunded to 6/01/02)                                      6/02 at 100         AAA     884,106

         340   Massachusetts State, General Obligation Bonds, Consolidated Loan,                6/02 at 100         AAA     349,530
                 Series 1992-A, 6.000%, 6/01/13 (Pre-refunded to 6/01/02)

         500   Massachusetts Health and Educational Facilities Authority, Revenue              10/01 at 102         AAA     527,345
                 Bonds, Berklee College of Music Issue, Series C, 6.875%, 10/01/21
                 (Pre-refunded to 10/01/01)

       1,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,        7/01 at 102         AAA   1,048,420
                 Brigham and Women's Hospital Issue, Series D, 6.750%, 7/01/24
                 (Pre-refunded to 7/01/01)

         250   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,        7/00 at 102         AAA     257,780
                 South Shore Hospital Issue, Series C, 7.500%, 7/01/20 (Pre-refunded to 7/01/00)

         500   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,        7/00 at 102         AAA     515,925
                 Stonehill College Issue, 7.700%, 7/01/20 (Pre-refunded to 7/01/00)

         970   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,        7/01 at 102         AAA   1,015,018
                 Boston College Issue, Series J, 6.625%, 7/01/21 (Pre-refunded to 7/01/01)

         970   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,        7/02 at 102         AAA   1,018,161
                 Bentley College Issue, Series I, 6.125%, 7/01/17 (Pre-refunded to 7/01/02)

         495   Massachusetts Health and Educational Facilities Authority, Revenue               7/02 at 102         AAA     523,190
                 Bonds, South Shore Hospital Issue, Series D, 6.500%, 7/01/22
                 (Pre-refunded to 7/01/02)

       1,000   Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13       7/00 at 100         AAA   1,531,230

         500   Town of Monson, Massachusetts, General Obligation School Project Loan           10/00 at 102         AAA     520,905
                 Act of 1948 Bonds, 7.700%, 10/15/10 (Pre-refunded to 10/15/00)

         270   North Middlesex Regional School District, School Bonds of 1990, 7.200%,          6/00 at 103         AAA     280,473
                 6/15/08 (Pre-refunded to 6/15/00)

         250   Town of Palmer, Massachusetts, General Obligation School Project Loan Act       10/00 at 102         AAA     260,128
                 of 1948, 1990 Series B, 7.700%, 10/01/10 (Pre-refunded to 10/01/00)

               Southern Berkshire Regional School District, General Obligation Bonds:
         515     7.500%, 4/15/07 (Pre-refunded to 4/15/02)                                      4/02 at 102         AAA     553,414
       1,145     7.000%, 4/15/11 (Pre-refunded to 4/15/02)                                      4/02 at 102         AAA   1,217,673

         250   City of Westfield, Massachusetts, General Obligation Bonds, 7.100%,             12/00 at 102         AAA     260,715
                 12/15/08 (Pre-refunded to 12/15/00)

         160   City of Worcester, Massachusetts, General Obligation Bonds, 6.900%, 5/15/07      5/02 at 102         AAA     170,284
                 (Pre-refunded to 5/15/02)
----------------------------------------------------------------------------------------------------------------------------------

   Principal                                                                                  Optional Call                  Market
Amount (000)   Description                                                                      Provisions*  Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 1.9%

     $ 1,300   Massachusetts Municipal Wholesale Electric Company, Power Supply System          7/03 at 102        AAA  $ 1,259,620
                 Revenue Bonds, 1993 Series A, 5.000%, 7/01/10
-----------------------------------------------------------------------------------------------------------------------------------
     $73,060               Total Investments - (cost $ 65,413,189) - 98.7%                                               65,079,389
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                        848,384
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $65,927,773
               ====================================================================================================================

          All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

       * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

      **  Ratings (not covered by the report of independent public accountants):
          Using the higher of Standard & Poor's or Moody's rating.


                                 See accompanying notes to financial statements.

                            Statement of Net Assets
                            February 29, 2000









                                                                                                       Massachusetts
                                                                          Connecticut   Massachusetts        Insured
--------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                      $223,087,700    $90,484,560    $65,079,389
Cash                                                                         3,693,424             --             --
Receivables:
 Interest                                                                    3,651,858      1,290,429        977,794
 Investments sold                                                              200,000      1,398,818        632,475
 Shares sold                                                                   186,915         17,578          5,000
Other assets                                                                     2,611            277            288
--------------------------------------------------------------------------------------------------------------------
  Total assets                                                             230,822,508     93,191,662     66,694,946
--------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                      --      1,360,830        474,374
Payable for shares redeemed                                                    277,221        106,781         35,759
Accrued expenses:
 Management fees                                                                98,739         40,005         28,689
 12b-1 distribution and service fees                                            52,375          8,037          3,895
 Other                                                                          90,117         52,270         25,022
Dividends payable                                                              439,288        294,477        199,434
--------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                            957,740      1,862,400        767,173
--------------------------------------------------------------------------------------------------------------------
Net assets                                                                $229,864,768    $91,329,262    $65,927,773
====================================================================================================================
Class A Shares
Net assets                                                                $196,415,795    $16,814,363    $11,984,338
Shares outstanding                                                          19,715,283      1,816,686      1,226,407
Net asset value and redemption price per share                            $       9.96    $      9.26    $      9.77
Offering price per share (net asset value per share
 plus maximum sales charge of 4.20% of offering price)                    $      10.40    $      9.67    $     10.20
====================================================================================================================
Class B Shares
Net assets                                                                $ 15,931,299    $ 3,730,132    $ 1,550,101
Shares outstanding                                                           1,602,483        402,089        158,545
Net asset value, offering and redemption price per share                  $       9.94    $      9.28    $      9.78
====================================================================================================================
Class C Shares
Net assets                                                                $ 16,180,887    $ 4,730,056    $ 1,354,820
Shares outstanding                                                           1,626,861        513,959        138,970
Net asset value, offering and redemption price per share                  $       9.95    $      9.20    $      9.75
====================================================================================================================
Class R Shares
Net assets                                                                $  1,336,787    $66,054,711    $51,038,514
Shares outstanding                                                             133,874      7,152,132      5,217,938
Net asset value, offering and redemption price per share                  $       9.99    $      9.24    $      9.78
====================================================================================================================




26                               See accompanying notes to financial statements.

Statement of Operations
Year Ended February 29, 2000

                                                                                                       Massachusetts
                                                                         Connecticut   Massachusetts         Insured
---------------------------------------------------------------------------------------------------------------------
Investment Income                                                       $ 14,455,669     $ 5,897,695     $ 4,141,193
---------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                            1,316,529         529,891         380,128
12b-1 service fees - Class A                                                 418,906          32,599          23,576
12b-1 distribution and service fees - Class B                                134,392          34,852          14,883
12b-1 distribution and service fees - Class C                                129,728          37,422          11,790
Shareholders' servicing agent fees and expenses                              173,551         100,400          76,369
Custodian's fees and expenses                                                 71,666          64,539          64,246
Trustees' fees and expenses                                                    4,858           2,010           1,469
Professional fees                                                              3,037          10,052           9,166
Shareholders' reports - printing and mailing expenses                         60,410          40,208          19,170
Federal and state registration fees                                            9,570           1,925           7,284
Portfolio insurance expense                                                       --              --           3,177
Other expenses                                                                 8,204           4,883           3,554
---------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement       2,330,851         858,781         614,812
  Custodian fee credit                                                       (20,226)        (16,349)         (9,940)
  Expense reimbursement                                                           --         (20,381)             --
---------------------------------------------------------------------------------------------------------------------
Net expenses                                                               2,310,625         822,051         604,872
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                     12,145,044       5,075,644       3,536,321
---------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                        (98,153)       (155,666)         51,955
Change in net unrealized appreciation or depreciation of investments     (21,884,560)     (8,116,602)     (5,572,241)
---------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                         (21,982,713)     (8,272,268)     (5,520,286)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                   $ (9,837,669)    $(3,196,624)    $(1,983,965)
=====================================================================================================================

                                 See accompanying notes to financial statements.

               Statement of Changes in Net Assets

                                                       Connecticut                   Massachusetts          Massachusetts Insured
                                               ---------------------------   --------------------------  ---------------------------
                                                 Year Ended     Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                                    2/29/00        2/28/99        2/29/00       2/28/99       2/29/00       2/28/99
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                          $ 12,145,044   $ 11,675,814   $  5,075,644   $ 4,630,906   $ 3,536,321   $ 3,434,164
Net realized gain (loss) from investment
  transactions                                      (98,153)        37,313       (155,666)        9,069        51,955        10,474
Change in net unrealized appreciation
  or depreciation of investments                (21,884,560)     1,140,555     (8,116,602)       24,879    (5,572,241)      126,217
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  operations                                     (9,837,669)    12,853,682     (3,196,624)    4,664,854    (1,983,965)    3,570,855
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                       (10,657,962)   (10,761,378)      (834,612)     (600,238)     (585,940)     (477,517)
  Class B                                          (614,284)      (300,238)      (159,314)      (85,561)      (65,676)      (44,120)
  Class C                                          (782,580)      (574,135)      (228,951)     (114,651)      (69,087)      (59,779)
  Class R                                           (59,079)       (35,162)    (3,792,977)   (3,854,276)   (2,780,997)   (2,835,474)
From accumulated net realized gains from
  investment transactions:
  Class A                                                --             --             --            --       (12,128)         (891)
  Class B                                                --             --             --            --        (1,527)         (121)
  Class C                                                --             --             --            --        (1,532)         (131)
  Class R                                                --             --             --            --       (52,493)       (4,898)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
  to shareholders                               (12,113,905)   (11,670,913)    (5,015,854)   (4,654,726)   (3,569,380)   (3,422,931)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                 31,868,633     37,401,420     12,772,381    19,090,381     5,630,264     8,126,094
Net proceeds from shares issued to
  shareholders due to reinvestment
  of distributions                                5,335,507      5,622,058      3,409,712     3,182,349     2,440,826     2,357,024
------------------------------------------------------------------------------------------------------------------------------------
                                                 37,204,140     43,023,478     16,182,093    22,272,730     8,071,090    10,483,118
Cost of shares redeemed                         (34,509,563)   (27,408,991)   (14,446,618)   (9,388,148)   (8,404,016)   (6,161,130)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  Fund share transactions                         2,694,577     15,614,487      1,735,475    12,884,582      (332,926)    4,321,988
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets           (19,256,997)    16,797,256     (6,477,003)   12,894,710    (5,886,271)    4,469,912
Net assets at the beginning of year             249,121,765    232,324,509     97,806,265    84,911,555    71,814,044    67,344,132
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                  $229,864,768   $249,121,765   $ 91,329,262   $97,806,265   $65,927,773   $71,814,044
====================================================================================================================================
Balance of undistributed net investment
  income at the end of year                    $     46,195   $     15,056   $    117,293   $    57,503   $    66,974   $    32,353
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Connecticut Municipal Bond Fund ("Connecticut"), the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 29, 2000, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 29, 2000, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

Insurance

Massachusetts Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original

Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 29, 2000.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an agreement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                 Connecticut                                            Massachusetts
                         ------------------------------------------------------   --------------------------------------------------
                                  Year Ended                  Year Ended                  Year Ended                Year Ended
                                   2/29/00                     2/28/99                     2/29/00                   2/28/99
                        ---------------------------   -------------------------   ------------------------   -----------------------
                            Shares         Amount       Shares         Amount       Shares         Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                1,760,501   $ 18,283,345    1,897,699   $ 20,627,217      555,350   $  5,352,717     639,103   $ 6,439,208
  Class B                  717,184      7,460,912      710,277      7,706,793      122,296      1,198,347     254,134     2,567,554
  Class C                  539,467      5,653,475      792,638      8,606,155      324,709      3,157,803     227,608     2,284,530
  Class R                   45,537        470,901       42,278        461,255      317,025      3,063,514     776,075     7,799,089
Shares issued to
  shareholders due to
  reinvestment of
  distributions:
  Class A                  437,447      4,555,256      474,626      5,158,453       56,499        543,920      35,262       355,925
  Class B                   29,721        307,191       13,433        145,945        6,865         66,174       3,924        39,717
  Class C                   41,923        435,212       27,834        302,045       13,836        132,246       4,780        47,973
  Class R                    3,634         37,848        1,430         15,615      277,062      2,667,372     272,093     2,738,734
------------------------------------------------------------------------------------------------------------------------------------
                         3,575,414     37,204,140    3,960,215     43,023,478    1,673,642     16,182,093   2,212,979    22,272,730
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A               (2,731,832)   (28,162,520)  (2,078,959)   (22,587,955)    (297,369)    (2,832,789)    (94,086)     (949,795)
  Class B                 (176,175)    (1,782,560)     (34,851)      (379,111)     (46,593)      (444,503)    (14,108)     (142,462)
  Class C                 (443,381)    (4,513,336)    (401,917)    (4,351,297)    (193,535)    (1,827,478)    (55,487)     (556,453)
  Class R                   (4,904)       (51,147)      (8,327)       (90,628)    (977,765)    (9,341,848)   (770,575)   (7,739,438)
------------------------------------------------------------------------------------------------------------------------------------
                        (3,356,292)   (34,509,563)  (2,524,054)   (27,408,991)  (1,515,262)   (14,446,618)   (934,256)   (9,388,148)
------------------------------------------------------------------------------------------------------------------------------------
Net increase               219,122   $  2,694,577    1,436,161   $ 15,614,487      158,380   $  1,735,475   1,278,723   $12,884,582
====================================================================================================================================

                                                                                    Massachusetts Insured
                                                                       -------------------------------------------------
                                                                             Year Ended               Year Ended
                                                                               2/29/00                  2/28/99
                                                                       -----------------------  ------------------------
                                                                         Shares        Amount     Shares        Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                               254,753   $ 2,598,020    306,475   $ 3,240,290
  Class B                                                                45,211       450,067     99,734     1,058,079
  Class C                                                                35,202       357,973     41,194       436,072
  Class R                                                               219,986     2,224,204    320,868     3,391,653
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                34,368       347,267     25,691       272,136
  Class B                                                                 1,344        13,625        740         7,856
  Class C                                                                 4,699        47,584      4,745        50,126
  Class R                                                               200,374     2,032,350    191,284     2,026,906
------------------------------------------------------------------------------------------------------------------------
                                                                        795,937     8,071,090    990,731    10,483,118
------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                              (121,499)   (1,226,864)   (94,783)   (1,003,330)
  Class B                                                               (43,851)     (439,599)    (7,593)      (79,870)
  Class C                                                               (59,605)     (598,631)    (9,956)     (105,092)
  Class R                                                              (609,886)   (6,138,922)  (469,182)   (4,972,838)
------------------------------------------------------------------------------------------------------------------------
                                                                       (834,841)   (8,404,016)  (581,514)   (6,161,130)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                 (38,904)  $  (332,926)   409,217   $ 4,321,988
========================================================================================================================

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid April 3, 2000, to shareholders of record on March 9, 2000, as follows:

                                                                                                         Massachusetts
                                                                  Connecticut       Massachusetts              Insured
----------------------------------------------------------------------------------------------------------------------
Dividend per share:
  Class A                                                              $.0440              $.0420               $.0420
  Class B                                                               .0375               .0360                .0355
  Class C                                                               .0390               .0375                .0370
  Class R                                                               .0455               .0435                .0435
----------------------------------------------------------------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended February 29, 2000, were as follows:

                                                                                                         Massachusetts
                                                                  Connecticut       Massachusetts              Insured
----------------------------------------------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities                                 $ 52,735,337         $18,805,653          $ 6,515,517
  Short-term municipal securities                                   9,600,000           4,500,000              500,000
Sales and maturities:
  Long-term municipal securities                                   52,705,821          14,625,377            6,809,473
  Short-term municipal securities                                   9,600,000           5,700,000              500,000
----------------------------------------------------------------------------------------------------------------------

At February 29, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                                                         Massachusetts
                                                                  Connecticut       Massachusetts              Insured
----------------------------------------------------------------------------------------------------------------------
                                                                 $224,894,800         $92,378,674          $65,419,892
======================================================================================================================

At February 29, 2000, Connecticut and Massachusetts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                       Connecticut       Massachusetts
----------------------------------------------------------------------------------------------------------------------
Expiration year:
   2003                                                                                   $810,300            $     --
   2004                                                                                         --             414,343
   2005                                                                                         --             156,261
   2006                                                                                         --                  --
   2007                                                                                         --                  --
   2008                                                                                     98,153                  --
----------------------------------------------------------------------------------------------------------------------
Total                                                                                     $908,453            $570,604
======================================================================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at February 29, 2000, were as follows:

                                                                                          Massachusetts
                                                            Connecticut   Massachusetts         Insured
--------------------------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                              $ 5,669,293     $ 1,982,051     $ 1,816,907
  depreciation                                               (7,476,393)     (3,876,165)     (2,157,410)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                  $(1,807,100)    $(1,894,114)    $  (340,503)
========================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Trusts' investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

Average Daily Net Assets                                   Management Fee
-------------------------------------------------------------------------
For the first $125 million                                    .5500 of 1%
For the next $125 million                                     .5375 of 1
For the next $250 million                                     .5250 of 1
For the next $500 million                                     .5125 of 1
For the next $1 billion                                       .5000 of 1
For net assets over $2 billion                                .4750 of 1
=========================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets of Massachusetts and .975 of 1% of the average daily net assets of Massachusetts Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 29, 2000, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                               Massachusetts
                               Connecticut    Massachusetts          Insured
----------------------------------------------------------------------------
Sales charges collected           $232,865          $48,902          $35,409
Paid to authorized dealers         225,365           48,902           30,844
============================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2000, the Distributor compensated authorized dealers directly with commission advances collected at the time of purchase as follows:

                                                                Massachusetts
                             Connecticut       Massachusetts          Insured
-----------------------------------------------------------------------------
Commission advances            $ 398,052            $ 88,384         $ 12,955
=============================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2000, the Distributor retained such 12b-1 fees as follows:

                                                                Massachusetts
                             Connecticut       Massachusetts          Insured
-----------------------------------------------------------------------------
12b-1 fees retained            $ 174,708            $ 53,107         $ 16,401
=============================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2000, as follows:

                                                                Massachusetts
                             Connecticut       Massachusetts          Insured
-----------------------------------------------------------------------------
CDSC retained                   $ 59,386            $ 15,002          $ 7,853
=============================================================================

7. Composition of Net Assets
At February 29, 2000, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                                                 Massachusetts
                                                                         Connecticut        Massachusetts              Insured
-------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                         $232,534,126          $93,676,687          $66,201,047
Balance of undistributed net investment income                                46,195              117,293               66,974
Accumulated net realized gain (loss) from investment transactions           (908,453)            (831,567)              (6,448)
Net unrealized appreciation (depreciation) of investments                 (1,807,100)          (1,633,151)            (333,800)
-------------------------------------------------------------------------------------------------------------------------------
Net assets                                                              $229,864,768          $91,329,262          $65,927,773
===============================================================================================================================

32

              Financial Highlights

              Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                   Investment Operations             Less Distributions
                               -----------------------------    ---------------------------

                                               Net
CONNECTICUT                              Realized/
                                        Unrealized
                    Beginning      Net     Invest-                  Net                       Ending
                          Net  Invest-        ment              Invest-                          Net
Year Ended              Asset     ment        Gain                 ment   Capital              Asset       Total
February 28/29,         Value   Income      (Loss)     Total     Income     Gains    Total     Value  Return (a)
-----------------------------------------------------------------------------------------------------------------
Class A (7/87)**
    2000               $10.90     $.53       $(.94)    $(.41)     $(.53)       --    $(.53)   $ 9.96       (3.84)%
    1999                10.85      .53         .06       .59       (.54)       --     (.54)    10.90        5.51
    1998                10.51      .56         .34       .90       (.56)       --     (.56)    10.85        8.75
    1997 (d)            10.23      .42         .28       .70       (.42)       --     (.42)    10.51        6.96
    1996 (e)            10.38      .57        (.14)      .43       (.58)       --     (.58)    10.23        4.18
    1995 (e)            10.17      .58         .22       .80       (.59)       --     (.59)    10.38        8.21
Class B (2/97)
    2000                10.88      .45        (.94)     (.49)      (.45)       --     (.45)     9.94       (4.57)
    1999                10.83      .46         .05       .51       (.46)       --     (.46)    10.88        4.77
    1998                10.51      .48         .32       .80       (.48)       --     (.48)    10.83        7.76
    1997 (f)            10.53      .04        (.02)      .02       (.04)       --     (.04)    10.51         .19
Class C (10/93)**
    2000                10.88      .47        (.93)     (.46)      (.47)       --     (.47)     9.95       (4.31)
    1999                10.83      .48         .05       .53       (.48)       --     (.48)    10.88        4.94
    1998                10.49      .50         .34       .84       (.50)       --     (.50)    10.83        8.17
    1997 (d)            10.22      .38         .27       .65       (.38)       --     (.38)    10.49        6.43
    1996 (e)            10.36      .52        (.14)      .38       (.52)       --     (.52)    10.22        3.71
    1995 (e)            10.16      .53         .20       .73       (.53)       --     (.53)    10.36        7.53
Class R (2/97)
    2000                10.93      .55        (.94)     (.39)      (.55)       --     (.55)     9.99       (3.63)
    1999                10.87      .56         .06       .62       (.56)       --     (.56)    10.93        5.83
    1998                10.51      .58         .36       .94       (.58)       --     (.58)    10.87        9.17
    1997 (f)            10.55      .01        (.05)     (.04)        --        --       --     10.51        (.38)
=================================================================================================================

                                               Ratios/Supplemental Data
                    ---------------------------------------------------------------------------------
                                Before Credit/          After            After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                             ------------------   ------------------   ------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                                Ratio      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                     Ending        to        to         to        to         to        to
                        Net   Average   Average    Average   Average    Average   Average   Portfolio
Year Ended           Assets       Net       Net        Net       Net        Net       Net    Turnover
February 28/29,       (000)    Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (7/87)*
    2000           $196,416       .88%     5.09%       .88%     5.09%       .87%     5.10%         22%
    1999            220,721       .89      4.89        .86      4.92        .86      4.92           7
    1998            216,436       .85      5.15        .78      5.22        .78      5.22          12
    1997 (d)        209,873      1.02*     5.18*       .79*     5.41*       .79*     5.41*         20
    1996 (e)        202,219      1.03      5.23        .74      5.52        .74      5.52          24
    1995 (e)        203,210      1.03      5.54        .73      5.84        .73      5.84          25
    Class B (2/97)
    2000             15,931      1.64      4.37       1.64      4.37       1.63      4.38          22
    1999             11,223      1.64      4.14       1.61      4.17       1.61      4.17           7
    1998              3,713      1.61      4.34       1.52      4.43       1.52      4.43          12
    1997 (f)            102      1.59*     6.61*      1.12*     7.08*      1.12*     7.08*         20
Class C (10/93)*
    2000             16,181      1.43      4.54       1.43      4.54       1.42      4.55          22
    1999             16,198      1.44      4.34       1.41      4.37       1.41      4.37           7
    1998             11,586      1.41      4.59       1.33      4.67       1.33      4.67          12
    1997 (d)          7,087      1.57*     4.65*      1.34*     4.88*      1.34*     4.88*         20
    1996 (e)          7,243      1.58      4.67       1.29      4.96       1.29      4.96          24
    1995 (e)          5,536      1.58      4.97       1.28      5.27       1.28      5.27          25
Class R (2/97)
    2000              1,337       .68      5.31        .68      5.31        .67      5.32          22
    1999                979       .69      5.10        .66      5.13        .66      5.13           7
    1998                590       .66      5.29        .57      5.38        .57      5.38          12
    1997 (f)             --        --     10.97*        --     10.97*        --     10.97*         20
======================================================================================================

*   Annualized.
** Information included prior to the nine months ended February 28, 1997, reflects the financial highlights of Flagship Connecticut Double Tax Exempt.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the nine months ended February 28.
(e) For the fiscal year ended May 31.
(f) From commencement of class operations as noted.

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                   Investment Operations             Less Distributions
                               -----------------------------    ---------------------------

                                               Net
MASSACHUSETTS                            Realized/
                                        Unrealized
                    Beginning      Net     Invest-                  Net                       Ending
                          Net  Invest-        ment              Invest-                          Net
Year Ended              Asset     ment        Gain                 ment   Capital              Asset         Total
February 28/29,         Value   Income      (Loss)     Total     Income     Gains     Total    Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000              $10.07     $.50       $(.82)    $(.32)     $(.49)   $   --     $(.49)  $ 9.26         (3.21)%
     1999               10.08      .51        (.01)      .50       (.51)       --      (.51)   10.07          5.05
     1998                9.89      .52         .19       .71       (.52)       --      (.52)   10.08          7.38
     1997                9.94      .53        (.07)      .46       (.51)       --      (.51)    9.89          4.73
     1996                9.56      .51         .39       .90       (.52)       --      (.52)    9.94          9.62
Class B (3/97)
     2000               10.10      .43        (.83)     (.40)      (.42)       --      (.42)    9.28         (4.02)
     1999               10.10      .43         .01       .44       (.44)       --      (.44)   10.10          4.40
     1998 (d)            9.88      .45         .22       .67       (.45)       --      (.45)   10.10          6.93
Class C (10/94)
     2000               10.02      .44        (.82)     (.38)      (.44)       --      (.44)    9.20         (3.87)
     1999               10.02      .45          --       .45       (.45)       --      (.45)   10.02          4.62
     1998                9.83      .47         .19       .66       (.47)       --      (.47)   10.02          6.85
     1997                9.89      .45        (.08)      .37       (.43)       --      (.43)    9.83          3.90
     1996                9.51      .44         .39       .83       (.45)       --      (.45)    9.89          8.87
Class R (12/86)
     2000               10.05      .52        (.82)     (.30)      (.51)       --      (.51)    9.24         (3.03)
     1999               10.05      .52         .01       .53       (.53)       --      (.53)   10.05          5.36
     1998                9.86      .54         .19       .73       (.54)       --      (.54)   10.05          7.60
     1997                9.91      .54        (.06)      .48       (.53)       --      (.53)    9.86          4.99
     1996                9.54      .54         .38       .92       (.55)       --      (.55)    9.91          9.80
=====================================================================================================================

                                               Ratios/Supplemental Data
                    ---------------------------------------------------------------------------------
                                Before Credit/          After            After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                             ------------------   ------------------   ------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                                Ratio      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                     Ending        to        to         to        to         to        to
                        Net   Average   Average    Average   Average    Average   Average   Portfolio
Year Ended           Assets       Net       Net        Net       Net        Net       Net    Turnover
February 28/29,       (000)    Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000           $16,814      .98%     5.15%       .96%     5.17%       .94%     5.19%         15%
     1999            15,134     1.02      4.94        .95      5.01        .95      5.01          10
     1998             9,291     1.00      5.20        .95      5.25        .95      5.25          17
     1997             7,200     1.01      5.22        .99      5.24        .99      5.24          10
     1996             4,290     1.17      5.04       1.00      5.21       1.00      5.21           6
Class B (3/97)
     2000             3,730     1.73      4.40       1.71      4.42       1.69      4.44          15
     1999             3,226     1.77      4.23       1.71      4.29       1.71      4.29          10
     1998 (d)           763     1.77*     4.41*      1.70*     4.48*      1.70*     4.48*         17
Class C (10/94)
     2000             4,730     1.53      4.60       1.51      4.62       1.49      4.64          15
     1999             3,696     1.57      4.41       1.50      4.48       1.50      4.48          10
     1998             1,924     1.55      4.64       1.50      4.69       1.50      4.69          17
     1997               913     1.74      4.50       1.73      4.51       1.73      4.51          10
     1996               638     2.24      3.96       1.75      4.45       1.75      4.45           6
Class R (12/86)
     2000            66,055      .78      5.33        .76      5.35        .74      5.37          15
     1999            75,750      .82      5.12        .75      5.19        .75      5.19          10
     1998            72,934      .80      5.40        .75      5.45        .75      5.45          17
     1997            72,912      .77      5.46        .75      5.48        .75      5.48          10
     1996            76,773      .82      5.42        .75      5.49        .75      5.49           6
====================================================================================================

*   Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.

                Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                   Investment Operations             Less Distributions
                               -----------------------------    ---------------------------

                                               Net
MASSACHUSETTS INSURED                    Realized/
                                        Unrealized
                    Beginning      Net     Invest-                  Net                       Ending
                          Net  Invest-        ment              Invest-                          Net
Year Ended              Asset     ment        Gain                 ment   Capital              Asset       Total
February 28/29,         Value   Income      (Loss)     Total     Income     Gains    Total     Value  Return (a)
-----------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2000                 $10.59     $.50       $(.81)    $(.31)     $(.50)    $(.01)   $(.51)   $ 9.77       (2.95)%
  1999                  10.57      .51         .02       .53       (.51)       --     (.51)    10.59        5.09
  1998                  10.38      .52         .19       .71       (.52)       --     (.52)    10.57        7.04
  1997                  10.49      .53        (.12)      .41       (.52)       --     (.52)    10.38        4.02
  1996                  10.06      .51         .44       .95       (.52)       --     (.52)    10.49        9.59
Class B (3/97)
  2000                  10.59      .43        (.81)     (.38)      (.42)     (.01)    (.43)     9.78       (3.59)
  1999                  10.57      .43         .02       .45       (.43)       --     (.43)    10.59        4.32
  1998 (d)              10.36      .44         .21       .65       (.44)       --     (.44)    10.57        6.45
Class C (9/94)
  2000                  10.56      .45        (.81)     (.36)      (.44)     (.01)    (.45)     9.75       (3.43)
  1999                  10.54      .45         .02       .47       (.45)       --     (.45)    10.56        4.51
  1998                  10.35      .46         .19       .65       (.46)       --     (.46)    10.54        6.45
  1997                  10.47      .45        (.13)      .32       (.44)       --     (.44)    10.35        3.17
  1996                  10.04      .43         .44       .87       (.44)       --     (.44)    10.47        8.80
Class R (12/86)
  2000                  10.59      .52        (.80)     (.28)      (.52)     (.01)    (.53)     9.78       (2.68)
  1999                  10.57      .53         .01       .54       (.52)       --     (.52)    10.59        5.26
  1998                  10.38      .54         .19       .73       (.54)       --     (.54)    10.57        7.23
  1997                  10.50      .54        (.12)      .42       (.54)       --     (.54)    10.38        4.16
  1996                  10.06      .54         .44       .98       (.54)       --     (.54)    10.50        9.99
=================================================================================================================

                                               Ratios/Supplemental Data
                    ---------------------------------------------------------------------------------
                                Before Credit/          After            After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                             ------------------   ------------------   ------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                                Ratio      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                     Ending        to        to         to        to         to        to
                        Net   Average   Average    Average   Average    Average   Average   Portfolio
Year Ended           Assets       Net       Net        Net       Net        Net       Net    Turnover
February 28/29,       (000)    Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (9/94)
  2000              $11,984      1.02%     4.98%      1.02%     4.98%      1.00%     5.00%         10%
  1999               11,208      1.01      4.77       1.01      4.77       1.01      4.77          11
  1998                8,679      1.03      4.98       1.03      4.98       1.03      4.98          23
  1997                7,459      1.04      5.02       1.04      5.02       1.04      5.02          10
  1996                5,291      1.09      4.92       1.07      4.94       1.07      4.94           1
Class B (3/97)
  2000                1,550      1.76      4.22       1.76      4.22       1.75      4.24          10
  1999                1,650      1.75      4.03       1.75      4.03       1.75      4.03          11
  1998 (d)              666      1.80*     4.20*      1.80*     4.20*      1.80*     4.20*         23
Class C (9/94)
  2000                1,355      1.56      4.42       1.56      4.42       1.55      4.43          10
  1999                1,675      1.56      4.22       1.56      4.22       1.56      4.22          11
  1998                1,293      1.58      4.43       1.58      4.43       1.58      4.43          23
  1997                  957      1.78      4.29       1.78      4.29       1.78      4.29          10
  1996                  706      1.81      4.20       1.81      4.20       1.81      4.20           1
Class R (12/86)
  2000               51,039       .82      5.17        .82      5.17        .80      5.19          10
  1999               57,281       .81      4.97        .81      4.97        .81      4.97          11
  1998               56,707       .83      5.18        .83      5.18        .83      5.18          23
  1997               57,076       .80      5.26        .80      5.26        .80      5.26          10
  1996               60,102       .81      5.21        .81      5.21        .81      5.21           1
======================================================================================================

*   Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.

              Report of Independent Public Accountants


              To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

              We have audited the accompanying statement of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Flagship Connecticut, Nuveen Massachusetts and Massachusetts Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolio of investments, as of February 29, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

              We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

              In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II as of February 29, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.



              ARTHUR ANDERSEN LLP

              Chicago, Illinois
              April 14, 2000

Fund Information




Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Chase Global Funds Services
73 Tremont Street
Boston, MA 02108
(800) 257-8787


Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.


Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

SERVING INVESTORS
FOR GENERATIONS

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Adviser Today

To find out how the Nuveen Innovation Fund might round out your investment portfolio, contact your financial adviser today. Or call Nuveen at (800)
257.8787 for more information. Ask your adviser or call for a prospectus which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN
   Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

ANNUAL REPORT February 29, 2000

NUVEEN
Investments

NUVEEN
MUNICIPAL BOND
FUNDS

                            New Jersey
[PHOTO APPEARS HERE]
                            New York

                            New York Insured

Contents

1   Dear Shareholder

3   Nuveen Flagship New Jersey Municipal Bond Fund Portfolio Manager's
    Perspective

6   Nuveen Flagship New Jersey Municipal Bond Fund Spotlight

7 Nuveen Flagship New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund Portfolio Manager's Perspective

10  Nuveen Flagship New York Municipal Bond Fund Spotlight

11  Nuveen New York Insured Municipal Bond Fund Spotlight

12  Portfolio of Investments

31  Statement of Net Assets

32  Statement of Operations

33  Statement of Changes in Net Assets

35  Notes to Financial Statements

41  Financial Highlights

44  Report of Independent Public Accountants

45  Fund Information

DEAR

Shareholder,


Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.


Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.


As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.


A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.
     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interest at heart.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.
     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

The Economic Environment You may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period. Before we get to that, I want to briefly report on the economic environment in which your Nuveen investment performed.
     The end of your fund's fiscal period, February 29, 2000, was an important day in our nation's economic life. It marked the 107th month of continued economic expansion, the longest period of expansion in history. The only period to rival that length was the 106-month expansion from February 1961 to December 1969, a period known best for its military conflicts, domestic unrest and soaring inflation.
     That was then; this is now.

               [PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

  "We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values."


                          Timothy R. Schwertfeger
                          Chairman of the Board

                                                           ANNUAL REPORT  page 1

"There's still faith in the emerging paradigm, which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time."

     The vigilant inflationary watch of Federal Reserve Chairman Alan Greenspan, the growth of the Internet and other technology related developments and the globalization of the economy are three reasons for continued economic health.
     In their battle to keep inflation at bay, Greenspan's Fed raised interest rates on February 2, 2000 and again on March 21, 2000. The latest increase marked the fifth time the Fed has raised the federal funds rate -- the interest that banks charge each other on overnight loans -- since June 1999.
     Municipal bonds continued to serve investors well in our opinion. At the end of February 2000, the ratio between long-term municipal bond yields and 30-year Treasury yields stood at 102%. For investors, this meant that quality long-term municipal bonds offered yields above those of long-term Treasury bonds --even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.
     Over the short term, the inflation threat has meant increased price fluctuations in the equity markets. Part of that is due to the fact that investors and the various markets have been watching -- and reacting to -- every announcement concerning economic statistics.

     Longer term, we believe there's still faith in the emerging paradigm, which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. The 1960's 106-month expansion that I noted earlier was fueled by government spending. Today's economy has been fueled by consumer spending and improved productivity.

What Can You Do? We believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs. As you pursue your life's dreams, your financial advisor can serve as a valuable resource in helping you keep market events in perspective while you focus on your overall financial plan.
     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.
     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their lives dreams. Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
April 14, 2000



ANNUAL REPORT page 2

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship New Jersey Municipal Bond Fund features portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended February 29, 2000, we spoke with Portfolio Manager Tom Futrell of Nuveen Advisory Corp.


Q Throughout Nuveen Flagship New Jersey Municipal Bond Fund's fiscal year, which ended February 29, 2000, the nation as a whole continued the ongoing trend of strong economic growth. How did the New Jersey economy perform compared to that of the rest of the nation?

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND
Bond Credit Quality
[PIE CHART APPEARS HERE]
          AAA/U.S. Guaranteed..63%
          AA...................11%
          A.....................8%
          BBB/NR...............15%
          Other.................3%

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

TOM The New Jersey economy also remained very strong, with an unemployment rate of 4.1%, the same as the national average. New Jersey unemployment dipped to its lowest levels since 1989, according to the state's labor department. State employment increased across all sectors in 1999 except manufacturing.
   Strong commercial building continued to drive an expanded real estate market. The state has also recently approved a major tax break in an attempt to lure financial service firms from New York City to Jersey City.
   The state's bond ratings (AA+/Aa1) were affirmed by Standard and Poor's and Moody's Investors Service, reflecting overall credit strength.

Q Given the difficult market, was municipal bond supply in New Jersey down over the period?

TOM Actually, for the fund's fiscal year, issuance in New Jersey was up over the prior year by 9.5%, compared to national issuance which was down 35%. The state moved up in the national issuance ranking to the number five spot as of February 29, 2000, up from its number seven ranking during 1999. Issuance slowed down in the last six months of the fiscal year, however, declining by 12.1% compared to the first six months.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive
  research
 . An active, value-oriented investment
  style
 . The unmatched presence of trading
  leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship New Jersey Municipal Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the one-year period ended February 29, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                            ANNUAL REPORT page 3

"It is especially during a market like this, where choices are limited, that Nuveen's active management, experienced research department and important relationships with national and state dealers may offer a distinct advantage."

Q The Federal Reserve (the Fed) began its expected series of moves to raise interest rates to try to cool off the economy, which cooled off bond markets in the process. How did the fund perform in this environment?

TOM Although this market presented us with some long-term fund positioning opportunities, for the fiscal year period, which ended February 29, 2000, the Nuveen Flagship New Jersey Municipal Bond Fund reported a total return of -3.67% for Class A shares on net asset value. Even so, the fund bested the Lipper New Jersey Municipal Debt peer group average, which reported a 4.67% loss for the same one-year period.

     For the five-year period ended February 29, 2000, the fund had a 4.80% gain, compared to the 4.52% gain for the Lipper peer group for the same period.*

     As of February 29, 2000, the fund's SEC 30-day yield was 5.07%. For investors in the combined 35.5% federal and state income tax bracket, that is equivalent to a yield of 7.86% on a taxable investment.**

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND

Top Five Sectors

Tax Obligation (Limited)         20%
-------------------------------------
Transportation                   15%
-------------------------------------
Healthcare                       10%
-------------------------------------
Long-Term Care                    9%
-------------------------------------
Tax Obligation (General)          9%

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

Q Which sectors in particular were noteworthy? Can you give us some specific examples of holdings in those sectors?

TOM In the healthcare sector, there were some lingering concerns regarding the state bailout of two HMOs that failed during 1999 and owe $100 million in unpaid bills to doctors and hospitals. The latest bailout proposal calls for the state of New Jersey and other state HMOs to share the cost burden. About 10 percent of the fund's portfolio was invested in the healthcare sector as of the period end, and we have no plans to increase this exposure in the near future.

     On a more positive note, the housing sector was very attractive since bonds in this sector offered additional incremental yield at reasonable prices compared to other bonds. Our research led us to a multifamily housing issue through New Jersey Housing and Mortgage Finance. Insured by the FSA and well run, in our opinion, we were pleased with the level of security and attractive yield of 6.35%.


Q During periods of scarce supply and rising interest rates, how do you find attractive buys when other investors are facing the same challenge?

TOM It is especially during a market like this, where choices are limited, that Nuveen's active management, experienced research department and important relationships with national and state dealers may offer a distinct advantage. This combination allows us the opportunity to not only identify the attractive deals that may be lesser known to other investors, but also to negotiate structure and be among the first to participate in more widely known issues.

     We participated in a unique issue through the Delaware River Port Authority, which operates bridges and a rapid transit system that spans two states - New Jersey and Pennsylvania. The dual state income tax exemption made this a very attractive issue in the secondary market, and liquidity was further bolstered by bond insurance from FSA.


* The Lipper Peer Group returns represent the average annualized total return of the 59 funds in the Lipper New Jersey Municipal Debt Funds category for the one-year period ended February 29, 2000, and 41 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield shown is based on the 30-day SEC yield and a combined federal and state income tax rate of 35.5%.

ANNUAL REPORT page 4

Q You mentioned earlier that there were some opportunities for long-term positioning of the funds during the period. What was involved in that positioning?

TOM Amid rising interest rates, we were able to pursue our goal of improving fund yields. Several of the purchases I mentioned earlier definitely contributed to that goal, as we sold bonds with lower coupons to reinvest at higher rates.

     We also improved the call structure in the portfolios. Good call structure is important to a fund's total return. Extending the call protection helps reduce exposure to prepayment and therefore the risk of reinvesting in what may be an uncertain market. In the rising rate market, we sold our smaller positions with unfavorable call structure. We generated a tax loss on the sales, which allows us to offset future realized capital gains, then we reinvested in bonds with what we believe to be better call structure.

     Here is another example where active management offers advantages. We search constantly for issues offering good structure, and the fund offers investors constant liquidity and diversification.

Q What is your outlook for the New Jersey market and the fund for the coming months?

TOM We expect the New Jersey economy to continue to be strong. After the large anticipated New Jersey Turnpike new issue comes to market, municipal bond issuance may level off or decrease with more Fed interest rate hikes a near certainty, in our opinion. As we move forward, the fund plans to continue to focus its efforts on finding bonds in the lower investment grade credit sector that offer positive credit and structural characteristics, in an effort to improve overall portfolio income and total return prospects.

"Extending the call protection helps reduce exposure to prepayment and therefore the risk of reinvesting in what may be an uncertain market."


                                                            ANNUAL REPORT page 5

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND

Fund Spotlight as of February 29, 2000

Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.

The Nuveen New Jersey Municipal Bond Fund's monthly dividend was reduced slightly during the period. The amount differed based on share class. Please see Quick Facts for the latest divided paid.

Quick Facts
                                    A Shares           B Shares          C Shares           R Shares
NAV                                  $  9.73            $  9.72           $  9.70            $  9.73
-------------------------------------------------------------------------------------------------------
February's Declared Dividend*        $0.0395            $0.0330           $0.0350            $0.0410
-------------------------------------------------------------------------------------------------------
Fund Symbol                            NNJAX                N/A             NNJCX              NMNJX
-------------------------------------------------------------------------------------------------------
CUSIP                              67065N753          67065N746         67065N738          67065N720
-------------------------------------------------------------------------------------------------------
Inception Date                          9/94               2/97              9/94              12/91
-------------------------------------------------------------------------------------------------------
* Paid March 1, 2000

 Total Returns (Annualized)+
                                          A Shares               B Shares         C Shares    R Shares
                                       NAV       Offer        NAV       w/CDSC       NAV         NAV
1-Year                               -3.67%     -7.68%      -4.51%      -8.17%     -4.29%      -3.47%
-------------------------------------------------------------------------------------------------------
1-Year TER*                          -1.08%     -5.20%      -2.34%      -6.00%     -1.99%      -0.76%
-------------------------------------------------------------------------------------------------------
5-Year                                4.80%      3.91%       4.01%       3.84%      4.14%       5.01%
-------------------------------------------------------------------------------------------------------
5-Year TER*                           7.65%      6.74%       6.44%       6.29%      6.65%       7.99%
-------------------------------------------------------------------------------------------------------
Since Inception                       5.56%      5.00%       4.81%       4.81%      4.86%       5.81%
-------------------------------------------------------------------------------------------------------
Since Inception TER*                  8.36%      7.78%       7.20%       7.20%      7.30%       8.74%
-------------------------------------------------------------------------------------------------------

+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

* Taxable Equivalent Return (Based on a combined federal and state income tax rate of 35.5%.)

Tax-Free Yields
                            A Shares           B Shares      C Shares      R Shares
                         NAV       Offer         NAV                          NAV
SEC 30-Day Yield       5.07%       4.86%        4.33%          4.53%         5.27%
--------------------------------------------------------------------------------------
Taxable
Equivalent Yield       7.86%       7.53%        6.71%          7.02%         8.17%


Index Comparison


       [MOUNTAIN CHART APPEARS HERE]

                      NUVEEN        NUVEEN
                      FLAGSHIP      FLAGSHIP
        LEHMAN        NEW JERSEY    NEW JERSEY
        BROTHERS      MUNICIPAL     MUNICIPAL
        MUNICIPAL     BOND FUND     BOND FUND
        BOND INDEX    (NAV)         (OFFER)
2/92     $10,000       $10,000       $ 9,580
2/93     $11,376       $11,268       $10,795
2/94     $12,005       $12,035       $11,530
2/95     $12,232       $12,198       $11,685
2/96     $13,583       $13,332       $12,772
2/97     $14,454       $13,979       $13,392
2/98     $15,776       $15,245       $14,605
2/99     $16,746       $16,008       $15,335
2/00     $16,395       $15,420       $14,772

--Nuveen Flahship New Jersey Municipal Bond Fund (Offer) $14,773
--Nuveen Flagship New Jersey Municipal Bond Fund (NAV) $15,420
--Lehman Brothers Municipal Bond Index $16,395

Portfolio Statistics

Total Net Assets       $110.0 million
-------------------------------------
Average Effective
Maturity                  18.44 years
-------------------------------------
Average Duration                 9.23
-------------------------------------

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for difference in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


ANNUAL REPORT page 6

* Paid March 1, 2000

NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective


Nuveen Flagship New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund feature portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended February 29, 2000, we spoke with Portfolio Manager Paul Brennan of Nuveen Advisory Corp.


Q During the funds' fiscal year ended February 29, 2000, we saw the national economy continue its unprecedented trend of expansion, while inflation and unemployment remained low. Did New York's economy perform consistently with the U.S.?

PAUL The New York economy was also strong, although unemployment in the state was at 4.9% as of January 31, 2000 (the most recent figure available at this time), higher than the national average of 4%. It was a disjointed economy, since the ongoing bull market in stocks fueled New York City to a disproportionately robust level compared to upstate.
   The state's debt was upgraded to A+ during the year, reflecting its increasing credit strength. Supplies of cash abound; in fact, New York City recently postponed a major debt issue because of positive budget variances.
   New issuance was down by 14% for the year, due in part to rising interest rates, a delay in approval of the state's annual budget and the state's healthy cash flow. Further, a 40% decline in the supply occurred over January and February 2000 versus the prior two months.

Q As expected, the Federal Reserve (the Fed) raised interest rates several times over the year to try to cool off the economy. This is typically a challenging market for municipal bonds. How did you manage the fund in such an environment?

PAUL Actually, we saw more opportunities in this market than we have seen in markets characterized by declining interest rates. These opportunities manifested themselves in tactics we could take to try to favorably position the portfolio for the long term.
   For one, yields were much more attractive than at the beginning of 1999, so over the period we sold out some of the funds' positions in lower-yielding securities and reinvested at higher yields. That helped position the funds to strengthen their dividend-paying capabilities over the long run.
   At the same time, we helped improve the funds' tax efficiency. Selling certain high cost positions generated a tax loss, which we can use to help offset current or future realized capital gains.
   The market also presented an excellent opportunity to improve the call structure in the funds. Favorable call protection reduces exposure to untimely calls during periods of falling interest rates. In the rising-rate environment when calls were not as much of a risk, call protection was undervalued. We restructured the portfolios with new positions carrying what we believed to be very favorable protection. Thinking long-term helped us prepare the funds for a future time when they may benefit from call protection.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research

 . An active, value-oriented investment style

 . The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship New York and Nuveen New York Insured Municipal Bond Funds.


Performance figures are quoted for Class A shares at net asset value. Comments cover the one-year period ended February 29, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                            ANNUAL REPORT page 7

"We are equipped to identify what we believe are the attractive deals in the market that may be lesser-known to other investors, and many times we can negotiate the structure of an entire issue based on our size and market presence."


Q  How did the fund perform during the fiscal year ended February 29, 2000?

PAUL Although the Nuveen Flagship New York Municipal Bond Fund reported a total return of -2.44% for the year on Class A shares at net asset value, it compared quite favorably to the Lipper New York Municipal Debt peer group average, which reported a 4.72% loss for the same one-year period. Over the five-year period, the fund reported a 5.63% gain, compared to the 4.60% gain for the Lipper peer group for the same period.*
   As of February 29, 2000, the fund's SEC 30-day yield was 6.35%. For investors in the combined 35.5% federal and state income tax bracket, that is equivalent to a yield of 9.84% on a taxable investment.**
   Nuveen New York Insured Municipal Bond Fund had a total return of -2.50% over the one-year period, compared to the Lipper New York Insured Municipal Debt peer group average return of -3.04%. The five-year period showed a 4.78% gain for the fund and a 4.66% gain for the Lipper peer group.*
   As of February 29, 2000, the Nuveen New York Insured Municipal Bond Fund's SEC 30-day yield was 4.58%, which is equivalent to a 7.10% yield on a taxable investment for investors in the combined 35.5% federal and state income tax bracket.**

Q Competition to find attractive issues during periods of scarce supply and rising interest rates must be difficult. How did you find the municipal bond deals in this competitive market?

PAUL Having an experienced research team and relationships with national and state dealers are key. We are equipped to identify what we believe are the attractive deals in the market that may be lesser-known to other investors, and many times we can negotiate the structure of an entire issue based on our size and market presence.
   An excellent example of this advantage was our participation in the initial offering of what is commonly called tobacco bonds. The first issue of this type was issued by New York City, through the Tobacco Settlement Asset Securitization Corporation (TSASC), an instrumentality of New York City. The bonds in this issue are backed by payments from tobacco companies as part of a master settlement agreement among the attorney generals of 46 states and virtually all the tobacco companies. Proceeds from the Aa-rated TSASC bonds are being used to fund renovations in city schools.
   Nuveen's institutional presence in New York prompted officials from New York City to visit Nuveen prior to issuance to discuss the terms of the transaction as well as solicit our feedback. This gave us a valuable opportunity to thoroughly review the complex structure of the TSASC bonds, as well as to provide insight on how the structure of the issue could be improved before the deal actually came to market.

JIM Were there any particular sectors or purchases that were significant for either of the funds over the fiscal year?

PAUL Our focus during the year was more on security selection as opposed to sector selection. One purchase that offered a very attractive yield was an issuance by Tonawonda Housing Authority on behalf of the Kibler Senior Housing Project. This issue funded the conversion of a school into a senior housing complex. Before investing in the project, Nuveen negotiated directly with the borrowers to craft an appropriate security structure and purchased the entire issue.

  The healthcare sector has had ongoing struggles in the wake of the federal Medicare reimbursement cuts a few years ago, but healthcare exposure in the funds was light so there wasn't much of an effect. For the healthcare holdings that are insured there was less concern.

* For the Nuveen Flagship New York Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 102 funds in the Lipper New York Municipal Bond Debt Funds category for the one-year period ended February 29, 2000, and 77 funds for the five-year period. For the Nuveen New York Insured Municipal Bond Fund the Lipper Peer Group returns represent the 10 funds in the Lipper New York Insured Municipal Debt Funds category for the one-year period and 8 funds in the category for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The taxable-equivalent yield shown is based on the 30-day SEC yield and combined federal and state income tax rate of 35.5%.


ANNUAL REPORT page 8

     One interesting characteristic of this market was the prevalence of bond buybacks. Again, Nuveen's presence in the market came in handy because as bondholders we could participate in these tender offers to submit large blocks of bonds for buyback, and essentially exert influence on the sale price. Consequently, we were able to sell some bonds at above market prices.


NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE}

AAA/U.S. Guaranteed.....37%
AA......................12%
A.......................33%
BBB/NR..................18%

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.


     Long Island Power Authority (LIPA) initiated one such bond buyback. In an effort to reduce debt service costs, the LIPA offered to buy back approximately $150 million of bonds from bondholders. Nuveen was successful in selling certain holdings back to LIPA at above market prices, which helped enhance both funds' return.
     We received early indications of another possible buyback of certain New York City Metropolitan Transit Authority (MTA) bonds in a situation similar to the LIPA buyback. MTA is proposing major debt restructuring, which could result in bond refundings or buybacks. As of February 29, 2000, we are holding onto these bonds in anticipation of another opportunity to tender bonds. Where opportunities exist, we also plan to increase the funds' holdings of LIPA and/or MTA debt.


NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND

Top Five Sectors

Tax Obligation (Limited)              21%
-----------------------------------------
U.S. Guaranteed                       15%
-----------------------------------------
Education and Civic Organizations     12%
-----------------------------------------
Utilities                             11%
-----------------------------------------
Healthcare                            10%
-----------------------------------------

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.


NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND

Top Five Sectors

U.S. Guaranteed                       23%
-----------------------------------------
Healthcare                            15%
-----------------------------------------
Tax Obligation (Limited)              14%
-----------------------------------------
Education and Civic Organizations     10%
-----------------------------------------
Housing (Multifamily)                  9%
-----------------------------------------

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.


Q  What is your outlook for the funds going into the next fiscal year?

PAUL We expect overall strength in New York to continue in line with that of the nation. Concern about an end to the long-running bull market in stocks puts New York City's economy in a somewhat vulnerable position. On the other hand, a bear market in stocks could have a positive effect on bond prices.
     In this high tax state and in the current market, we think municipal bonds currently offer an attractive level of income exempt from federal and local income taxes, and we will continue to pursue our goal to maintain a competitive and stable dividend.

                                                            Annual Report page 9

NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND

Fund Spotlight as of February 29, 2000


Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.

The Nuveen New York Municipal Bond Fund's monthly dividend's rose during the fiscal period. The amount differed based on share class. Please see Quick Facts for latest dividend paid.

------------------------------------------------------------------------------------------
Quick Facts
------------------------------------------------------------------------------------------
                                     A Shares       B Shares       C Shares       R Shares
NAV                                   $ 10.17        $ 10.18         $10.20        $ 10.20
------------------------------------------------------------------------------------------
February's Declared Dividend*         $0.0500        $0.0435        $0.0455        $0.0520
------------------------------------------------------------------------------------------
Fund Symbol                             NNYAX          NNYBX          NNYCX          NTNYX
------------------------------------------------------------------------------------------
CUSIP                               67065N670      67065N662      67065N654      67065N647
------------------------------------------------------------------------------------------
Inception Date                           9/94           2/97           9/94          12/86
------------------------------------------------------------------------------------------

* Paid March 1, 2000

------------------------------------------------------------------------------------------
Total Returns (Annualized)+
------------------------------------------------------------------------------------------
                             A Shares               B Shares         C Shares     R Shares
                          NAV      Offer         NAV      w/CDSC        NAV          NAV
1-Year                  -2.44%     -6.51%      -3.18%     -6.87%      -2.97%       -2.21%
------------------------------------------------------------------------------------------
1-Year TER*              0.48%     -3.71%      -0.69%     -4.38%      -0.36%        0.82%
------------------------------------------------------------------------------------------
5-Year                   5.63%      4.74%       4.86%      4.70%       5.05%        5.86%
------------------------------------------------------------------------------------------
5-Year TER*              8.60%      7.68%       7.41%      7.25%       7.66%        8.96%
------------------------------------------------------------------------------------------
10-Year                  6.74%      6.28%       6.17%      6.17%       6.06%        7.02%
------------------------------------------------------------------------------------------
10-Year TER*             9.86%      9.39%       8.97%      8.97%       8.79%       10.27%
------------------------------------------------------------------------------------------

+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

* Taxable Equivalent Return (Based on a combined federal and state income tax rate of 35.5%.)


--------------------------------------------------------------------------------
Tax-Free Yields
--------------------------------------------------------------------------------
                                 A Shares       B Shares    C Shares    R Shares
                                NAV    Offer       NAV         NAV         NAV
SEC 30-Day Yield               6.35%   6.09%      5.61%       5.81%       6.56%
--------------------------------------------------------------------------------
Taxable Equivalent Yield       9.84%   9.44%      8.70%       9.01%      10.17%
--------------------------------------------------------------------------------


Index Comparison

          [MOUNTAIN CHART APPEARS HERE]

                            NUVEEN         NUVEEN
                           FLAGSHIP       FLAGSHIP
            LEHMAN         NEW YORK       NEW YORK
           BROTHERS        MUNICIPAL      MUNICIPAL
          MUNICIPAL        BOND FUND      BOND FUND
          BOND INDEX         (NAV)         (OFFER)

2/90       $10,000          $10,000        $ 9,580
2/91       $10,922          $10,656        $10,208
2/92       $12,013          $11,905        $11,405
2/93       $13,667          $13,632        $13,060
2/94       $14,422          $14,565        $13,953
2/95       $14,695          $14,594        $13,981
2/96       $16,318          $16,128        $15,451
2/97       $17,364          $16,947        $16,236
2/98       $18,953          $18,616        $17,834
2/99       $20,118          $19,675        $18,848
2/00       $19,696          $19,194        $18,388

--Nuveen Flahship New York Municipal Bond Fund (Offer) $18,388
--Nuveen Flagship New York Municipal Bond Fund (NAV) $19,194
--Lehman Brothers Municipal Bond Index $19,696

-----------------------------
Morningstar Rating(TM)++
-----------------------------
****
Overall rating among 1,678
municipal bond funds as
of 2/29/00

-----------------------------------------
Portfolio Statistics
-----------------------------------------
Total Net Assets           $250.3 million
-----------------------------------------
Average Effective
Maturity                      18.71 years
-----------------------------------------
Average Duration                     8.35
-----------------------------------------

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for difference in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

++ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 2/29/00 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Class A shares of the fund received four stars for the three- and five-year periods. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars. The fund was rated among 1,678 and 1,365 funds for the three- and five-year periods, respectively.


ANNUAL REPORT page 10

NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND

Fund Spotlight as of February 29, 2000

----------------------------------------------------------------------------------------
Quick Facts
----------------------------------------------------------------------------------------
                                   A Shares       B Shares       C Shares       R Shares
NAV                                  $ 9.95        $  9.96        $  9.94        $  9.95
----------------------------------------------------------------------------------------
February's Declared Dividend*       $0.0425        $0.0360        $0.0375        $0.0440
----------------------------------------------------------------------------------------
Fund Symbol                           NNYIX          NNIMX          NNYKX          NINYX
----------------------------------------------------------------------------------------
CUSIP                             67065N639      67065N621      67065N613      67065N597
----------------------------------------------------------------------------------------
Inception Date                         9/94           2/97           9/94          12/86
----------------------------------------------------------------------------------------

* Paid March 1, 2000

----------------------------------------------------------------------------------------
Total Returns (Annualized)+
----------------------------------------------------------------------------------------
                            A Shares               B Shares          C Shares    R Shares
                         NAV       Offer        NAV       w/CDSC        NAV         NAV
1-Year                 -2.50%     -6.60%      -3.26%      -6.97%      -3.17%      -2.43%
----------------------------------------------------------------------------------------
1-Year TER*             0.17%     -4.03%      -1.01%      -4.72%      -0.81%       0.34%
----------------------------------------------------------------------------------------
5-Year                  4.78%      3.90%       4.01%       3.85%       4.17%       5.00%
----------------------------------------------------------------------------------------
5-Year TER*             7.57%      6.66%       6.37%       6.22%       6.59%       7.90%
----------------------------------------------------------------------------------------
10-Year                 6.31%      5.85%       5.71%       5.71%       5.59%       6.55%
----------------------------------------------------------------------------------------
10-Year TER*            9.25%      8.78%       8.33%       8.33%       8.16%       9.63%
----------------------------------------------------------------------------------------

+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

* Taxable Equivalent Return (Based on a combined federal and state income tax rate of 35.5%.)

--------------------------------------------------------------------------------
Tax-Free Yields
--------------------------------------------------------------------------------
                            A Shares            B Shares    C Shares    R Shares
                               NAV     Offer       NAV         NAV         NAV
SEC 30-Day Yield              4.58%    4.39%      3.84%       4.04%       4.79%
--------------------------------------------------------------------------------
Taxable Equivalent Yield      7.10%    6.81%      5.95%       6.26%       7.43%
--------------------------------------------------------------------------------



----------------------------------------------------
Index Comparison
----------------------------------------------------

[MOUNTAIN CHART APPEARS HERE]

                            NUVEEN          NUVEEN
                           NEW YORK        NEW YORK
             LEHMAN         INSURED         INSURED
            BROTHERS       MUNICIPAL       MUNICIPAL
           MUNICIPAL       BOND FUND       BOND FUND
           BOND INDEX        (NAV)          (OFFER)
2/90        $10,000         $10,000         $ 9,580
2/91        $10,922         $10,733         $10,282
2/92        $12,013         $11,954         $11,452
2/93        $13,667         $13,709         $13,133
2/94        $14,422         $14,438         $13,832
2/95        $14,695         $14,592         $13,979
2/96        $16,318         $16,078         $15,403
2/97        $17,364         $16,724         $16,022
2/98        $18,953         $18,021         $17,264
2/99        $20,118         $18,906         $18,112
2/00        $19,696         $18,433         $17,659

--Nuveen New York Insured Municipal Bond Fund (Offer) $17,659
--Nuveen New York Insured Municipal Bond Fund (NAV) $18,433
--Lehman Brothers Municipal Bond Index $19,696


-----------------------------------------
Portfolio Statistics
-----------------------------------------

Total Net Assets           $335.4 million
-----------------------------------------
Average Effective
Maturity                      16.74 years
-----------------------------------------
Average Duration                     7.36
-----------------------------------------


The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for difference in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


--------------------------------------------------------------------------------
Terms To Know
--------------------------------------------------------------------------------

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.



                                                           ANNUAL REPORT page 11

                    Portfolio of Investments

                    Nuveen Flagship New Jersey Municipal Bond Fund

                    February 29, 2000


   Principal                                                                               Optional Call                     Market
 Amount (000)  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 0.2%

     $   250   New Jersey Economic Development Authority, Solid Waste Disposal               4/02 at 102         Aa1    $   263,708
                 Facility Revenue Bonds (Garden State Paper Company, Inc. Project),
                 Series 1992, 7.125%, 4/01/22 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 5.2%

         960   New Jersey Economic Development Authority, Economic Development Bonds        No Opt. Call         N/R      1,059,869
                 (Yeshiva Ktana of Passaic - 1992 Project), 8.000%, 9/15/18

         420   New Jersey Economic Development Authority, Insured Revenue Bonds             No Opt. Call         AAA        429,013
                 (Educational Testing Service Issue), Series 1995B, 5.500%, 5/15/05

       2,230   New Jersey Economic Development Authority, School Revenue Bonds               2/08 at 101         N/R      1,974,576
                 (Gill/St. Bernard School), Series 1998, 6.000%, 2/01/25

         805   New Jersey Educational Facilities Authority, Trenton State College            7/00 at 100          A+        806,570
                 Issue Revenue Bonds, Series 1976D, 6.750%, 7/01/08

         140   New Jersey Educational Facilities Authority, Seton Hall University            7/01 at 102          A-        146,322
                 Project Revenue Bonds, 1991 Series, Project D, 6.600%, 7/01/02

         410   New Jersey Educational Facilities Authority, Revenue Refunding Bonds          7/03 at 102         BBB        397,261
                 (Monmouth College), Series 1993-A, 5.625%, 7/01/13

         835   New Jersey Educational Facilities Authority, Princeton University             7/04 at 100         AAA        853,161
                 Revenue Bonds, 1994 Series A, 5.875%, 7/01/11

          75   Higher Education Assistance Authority (State of New Jersey), Student          7/02 at 102          A+         76,091
                 Loan Revenue Bonds, 1992 Series A, NJ Class Loan Program, 6.000%,
                 1/01/06 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 9.5%

         700   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/00 at 102         AAA        718,858
                 Community Medical Center/Kensington Manor Care Center Issue, Series E,
                 7.000%, 7/01/20

       1,200   New Jersey Health Care Facilities Financing Authority, Revenue and            7/07 at 102         AAA      1,089,084
                 Refunding Bonds, Holy Name Hospital Issue, Series 1997, 5.250%,
                 7/01/20

               New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                 Newark Beth Israel Medical Center Issue, Series 1994:
         200     5.800%, 7/01/07                                                             7/04 at 102         AAA        209,746
         200     6.000%, 7/01/16                                                             7/04 at 102         AAA        211,290

         250   New Jersey Health Care Facilities Financing Authority, Refunding              8/04 at 102         AAA        267,928
                 Revenue Bonds, Irvington General Hospital Issue (FHA-Insured
                 Mortgage), Series 1994, 6.375%, 8/01/15

         400   New Jersey Health Care Facilities Financing Authority, Refunding              7/02 at 102          A-        422,072
                 Revenue Bonds, Atlantic City Medical Center Issue, Series C, 6.800%,
                 7/01/05

         100   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/02 at 102         AAA        104,555
                 West Jersey Health System, Series 1992, 6.000%, 7/01/07

               New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                 Monmouth Medical Center Issue, Series C:
         250     5.700%, 7/01/02                                                            No Opt. Call         AAA        255,265
         250     6.250%, 7/01/16                                                             7/04 at 102         AAA        266,525

         250   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/04 at 102         AAA        259,995
                 Dover General Hospital and Medical Center Issue, Series 1994, 5.900%,
                 7/01/05

       1,000   New Jersey Health Care Facilities Financing Authority, Revenue and            7/07 at 102         AAA        848,040
                 Refunding Bonds, AHS Hospital Corporation Issue, Series 1997A, 5.000%,
                 7/01/27


   Principal                                                                               Optional Call                     Market
 Amount (000)  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

               New Jersey Health Care Facilities Financing Authority, Bayonne Hospital
               Obligated Group Revenue Bonds, Series 1994:
     $   215     6.400%, 7/01/07                                                             7/04 at 102         AAA    $   227,210
         175     6.250%, 7/01/12                                                             7/04 at 102         AAA        181,125

       3,425   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/09 at 101           A      2,793,533
                 Palisades Medical Center of New York Obligated Group Issue, Series
                 1999, 5.250%, 7/01/28

         230   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/02 at 102        Baa3        238,326
                 Palisades Medical Center Obligated Group Issue, Series 1992, 7.500%,
                 7/01/06

         790   New Jersey Economic Development Authority, Economic Growth Lease             12/03 at 102         Aa3        788,191
                 Revenue Bonds, Remarketed 1992 Second Series B, 5.300%, 12/01/07
                 (Alternative Minimum Tax)

         300   New Jersey Economic Development Authority, Revenue Bonds (RWJ Health          7/04 at 102         AAA        310,500
                 Care Corporation at Hamilton Obligated Group Project), Series 1994,
                 6.250%, 7/01/14

       1,000   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental       1/05 at 102         AAA      1,032,120
                 Control Facilities Financing Authority, Hospital Revenue Bonds, 1995
                 Series A (Hospital Auxilio Mutuo Obligated Group Project), 6.250%,
                 7/01/16

         250   Pollution Control Financing Authority of Union County (New Jersey),          No Opt. Call          A3        260,280
                 Pollution Control Revenue Refunding Bonds, American Cyanamid Company
                 Issue, Series 1994, 5.800%, 9/01/09

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 7.3%

         400   The Hudson County Improvement Authority, Multifamily Housing Revenue          6/04 at 100          AA        412,388
                 Bonds, Series 1992 A (Conduit Financing - Observer Park Project),
                 6.900%, 6/01/22 (Alternative Minimum Tax)

       1,500   New Jersey Housing and Mortgage Finance Agency, Multi-Family Housing          3/10 at 100         AAA      1,506,600
                 Revenue Bonds, 2000 Series A1, 6.350%, 11/01/31 (Alternative Minimum
                 Tax)

       1,500   New Jersey Housing and Mortgage Finance Agency, Multi-Family Housing          5/06 at 102         AAA      1,510,335
                 Revenue Bonds, 1996 Series A, 6.200%, 11/01/18 (Alternative Minimum Tax)

       1,750   New Jersey Housing Finance Agency, Special Pledge Revenue Obligations,        5/00 at 100          A+      1,763,860
                 1975 Series One, 9.000%, 11/01/18

         700   New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds,        5/02 at 102          A+        735,686
                 1992 Series A, 6.950%, 11/01/13

         500   New Jersey Housing and Mortgage Finance Agency, Housing Revenue Refunding    11/02 at 102          A+        522,225
                 Bonds, 1992 Series One, 6.600%, 11/01/14

       1,090   Housing Authority of the City of Newark, New Jersey, Housing Revenue         10/09 at 102         Aaa      1,095,243
                 Bonds (GNMA Collateralized - Fairview Apartments Project), 2000
                 Series A, 6.300%, 10/20/19 (Alternative Minimum Tax)

         500   North Bergen Housing Development Corporation (North Bergen, New Jersey),  3/00 at 101 1/2         N/R        507,660
                 Mortgage Revenue Bonds, Series 1978 (FHA-Insured Mortgage Loan -
                 Section 8 Assisted Project), 7.400%, 9/01/20

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 5.4%

         250   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,     7/04 at 102         AAA        254,145
                 1994 Series K, 6.300%, 10/01/16 (Alternative Minimum Tax)

       4,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue       10/07 at 101 1/2         AAA      3,989,560
                 Bonds, 1997 Series U, 5.700%, 10/01/14 (Alternative Minimum Tax)

       1,450   Puerto Rico Housing Finance Corporation, Homeownership Mortgage Revenue      12/08 at 101         AAA      1,234,632
                 Bonds (GNMA-Guaranteed Mortgage Loans), 1998 Series A, 5.200%,
                 12/01/32 (Alternative Minimum Tax)

         455   Virgin Islands Housing Finance Authority, Single Family Mortgage              3/05 at 102         AAA        461,638
                 Refunding Bonds (GNMA Mortgage Backed Securities Program),
                 1995 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other - 0.2%

         215   New Jersey Economic Development Authority, District Heating and Cooling      12/03 at 102        BBB-        215,108
                 Revenue Bonds (Trigen-Trenton Project), 1993 Series B, 6.100%,
                 12/01/04 (Alternative Minimum Tax)

                    Portfolio of Investments
                    Nuveen Flagship New Jersey Municipal Bond Fund (continued) February 29, 2000



   Principal                                                                               Optional Call                     Market
 Amount (000)  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 9.0%

               New Jersey Economic Development Authority, Economic Development Revenue
                 Bonds (United Methodist Homes of New Jersey Obligated Group Issue),
                 Series 1998:
     $ 1,500   5.125%, 7/01/18                                                               7/08 at 102        BBB-    $ 1,150,425
       3,610   5.125%, 7/01/25                                                               7/08 at 102        BBB-      2,617,900

       5,100   New Jersey Economic Development Authority, Economic Development Revenue      12/09 at 101         Aa3      4,963,983
                 Bonds (Jewish Community Housing Corporation of Metropolitan New Jersey -
                 1999 Project), 5.900%, 12/01/31

       1,300   New Jersey Economic Development Authority, First Mortgage Revenue Fixed       7/08 at 102           A      1,150,955
                 Rate Bonds (Cadbury Corporation Project), Series 1998A, 5.500%, 7/01/18

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 8.9%

         200   The City of Atlantic City, In the County of Atlantic, New Jersey, General    No Opt. Call           A        204,374
                 Obligation General Improvement Bonds, Series 1994, 5.650%, 8/15/04

         100   The Board of Education of the City of Atlantic City, Atlantic County, New    12/02 at 102         AAA        104,976
                 Jersey, School Bonds, Series 1992, 6.000%, 12/01/06

         100   County of Atlantic, New Jersey, General Improvement Bonds, 6.000%, 1/01/07    1/04 at 101         AAA        104,131

         100   County of Camden, New Jersey, General Obligation Refunding Bonds, Series     No Opt. Call         AAA        101,797
                 1992, 5.500%, 6/01/02

         500   The Board of Education of the Township of Hillsborough, In the County of     No Opt. Call          AA        525,470
                 Somerset, State of New Jersey, General Obligation School Purpose Bonds,
                 Series 1992, 5.875%, 8/01/11

         400   The City of Jersey City (Hudson County, New Jersey), General Obligation      No Opt. Call          AA        412,912
                 Bonds, 1992 School Issue, 6.500%, 2/15/02

       2,645   The Board of Education of the Township of Middletown, In the County of        8/07 at 100         AAA      2,630,426
                 Monmouth, New Jersey, School Bonds, 5.800%, 8/01/21

         100   Township of Montclair, In the County of Essex, New Jersey, General        3/00 at 101 1/2         AAA        101,552
                 Obligation, School Bonds, 5.800%, 3/01/06

       1,000   State of New Jersey, General Obligation Bonds, Series D, 5.800%, 2/15/07     No Opt. Call         AA+      1,042,050

         200   State of New Jersey, General Obligation Refunding Bonds, Series D, 0.000%,   No Opt. Call         AA+        173,266
                2/15/03

         165   Parsippany-Troy Hills Township, General Obligation, Capital Appreciation     No Opt. Call         AA-        113,289
                 Bonds, Series 1992, 0.000%, 4/01/07

         185   The Board of Education of the City of Perth Amboy, In the County of          No Opt. Call         AAA        194,577
                 Middlesex, New Jersey, School Bonds, 6.200%, 8/01/04

       2,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1997, 5.375%,    7/07 at 101 1/2         AAA      1,883,720
                 7/01/21

       2,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1995, 5.750%,    7/05 at 101 1/2         AAA      1,962,580
                 7/01/24

         250   The City of Union City, In the County of Hudson, State of New Jersey,        No Opt. Call         AAA        273,055
                 General Obligation School Purpose Bonds, Series 1992, 6.375%,
                 11/01/10

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 20.0%

         150   The Bergen County Utilities Authority (New Jersey), 1992 Water Pollution     12/02 at 102         AAA        153,077
                 Control System Revenue Bonds, Series B, 6.000%, 12/15/13

         500   The Essex County Improvement Authority (Essex County, New Jersey), County    12/02 at 102        Baa1        510,875
                 Guaranteed Pooled Revenue Bonds, Series 1992A, 6.500%, 12/01/12

       1,235   The Board of Education of the Borough of Little Ferry, Bergen County, New    No Opt. Call         N/R      1,248,474
                 Jersey, Certificates of Participation, 6.300%, 1/15/08

         250   Mercer County Improvement Authority (New Jersey), Solid Waste Revenue        No Opt. Call          Aa        203,030
                 Bonds, County Guaranteed, Site and Disposal Facilities Project
                 Refunding, 1992 Issue, 0.000%, 4/01/04

       3,025   Middlesex County Improvement Authority (New Jersey), County Guaranteed        9/09 at 100         Aaa      2,911,411
                 Open Space Trust Fund Revenue Bonds, Series 1999, 5.250%, 9/15/15

       5,280   New Jersey Economic Development Authority, Lease Revenue Bonds, Series       11/08 at 101         Aaa      4,354,786
                 1998 (Bergen County Administration Complex), 4.750%, 11/15/26

               New Jersey Economic Development Authority, Market Transition Facility
                 Senior Lien Revenue Bonds, Series 1994A:
         300   7.000%, 7/01/04                                                              No Opt. Call         AAA        323,784
         650   5.875%, 7/01/11                                                               7/04 at 102         AAA        667,563


   Principal                                                                               Optional Call                     Market
 Amount (000)  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

               New Jersey Sports and Exposition Authority, Convention Center Luxury
               Tax Bonds, 1992 Series A:
     $   100     6.000%, 7/01/07                                                             7/02 at 102         AAA    $   104,646
         250     6.250%, 7/01/20                                                             7/02 at 102         AAA        262,983

         100   North Jersey District Water Supply Commission of the State of New             7/03 at 102         AAA        103,545
                 Jersey, Wanaque South Project Revenue Refunding Bonds, Series 1993,
                 5.700%, 7/01/05

       2,350   The Ocean County Utilities Authority (New Jersey), Wastewater                 7/00 at 100         AAA      2,186,370
                 Revenue Bonds, Refunding Series 1987, 5.000%, 1/01/14

         170   Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds, Series         7/06 at 101 1/2           A        154,443
                 1995, Guaranteed by the Commonwealth of Puerto Rico, 5.000%,
                 7/01/15

       5,000   Puerto Rico Public Finance Corporation, 1998 Series A Bonds                  No Opt. Call         AAA      4,494,150
                 (Commonwealth Appropriation Bonds), 5.125%, 6/01/24

       5,000   The Union County Utilities Authority (Union County, New Jersey),              6/08 at 102         Aaa      4,241,850
                 Solid Waste Bonds, County Deficiency Agreement, Series 1998A1,
                 5.000%, 6/15/28 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 14.7%

       2,150   Delaware River Port Authority (New Jersey), Port District Project             1/08 at 101         AAA      1,855,429
                 Bonds, Series B of 1998, 5.000%, 1/01/26

       3,500   Delaware River Port Authority (New Jersey and Pennsylvania),                  1/10 at 100         AAA      3,454,710
                 Revenue Bonds, Series of 1999, 5.750%, 1/01/22

               Parking Authority of the City of Hoboken, County of Hudson, New Jersey,
               Parking General Revenue Refunding Bonds, Series 1992A:
         330     5.850%, 3/01/00                                                            No Opt. Call        Baa1        330,026
         100     6.625%, 3/01/09                                                             3/02 at 102        Baa1        103,922

       1,750   New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C,         No Opt. Call        BBB+      1,866,375
                 6.500%, 1/01/08

         125   The Port Authority of New York and New Jersey, Consolidated Bonds,           10/04 at 101         AAA        131,368
                 Ninety-Sixth Series, 6.600%, 10/01/23 (Alternative Minimum Tax)

         200   The Port Authority of New York and New Jersey, Consolidated Bonds,            7/04 at 101         AA-        202,630
                 Ninety-Fifth Series, 5.500%, 7/15/05 (Alternative Minimum Tax)

               The Port Authority of New York and New Jersey, Consolidated Bonds,
               One Hundred Ninth Series:
       1,500     5.375%, 7/15/22                                                             1/07 at 101         AA-      1,380,930
       2,000     5.375%, 7/15/27                                                             1/07 at 101         AAA      1,828,320

       2,000   The Port Authority of New York and New Jersey, Consolidated Bonds,            6/05 at 101         AA-      1,899,260
                 One Hundred Twelfth Series, 5.250%, 12/01/13 (Alternative Minimum
                 Tax)

       3,100   The Port Authority of New York and New Jersey, Special Project Bonds,        12/07 at 100         AAA      2,984,928
                 Series 6, JFK International Air Terminal LLC Project, 5.750%,
                 12/01/25 (Alternative Minimum Tax)

          45   South Jersey Transportation Authority, Transportation System Revenue         11/02 at 102         AAA         46,580
                 Bonds, 1992 Series B (Tax Exempt), 5.900%, 11/01/06

-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 8.6%

               The Essex County Improvement Authority (Essex County, New Jersey),
               City of Newark, General Obligation Lease Revenue Bonds, Series 1994:
         620     6.350%, 4/01/07 (Pre-refunded to 4/01/04)                                   4/04 at 102     BBB+***        659,872
         450     6.600%, 4/01/14 (Pre-refunded to 4/01/04)                                   4/04 at 102     BBB+***        483,053

         100   The Essex County Improvement Authority (Essex County, New Jersey),           12/04 at 102         AAA        109,828
                 County of Essex, General Obligation Lease Revenue Bonds, Series 1994
                 (County Jail and Youth House Projects), 6.900%, 12/01/14 (Pre-refunded to 12/01/04)

               The Monmouth County Improvement Authority (Monmouth County, New Jersey),
               Revenue Bonds, Series 1992 (Howell Township Board of Education Project):
         100     6.000%, 7/01/03 (Pre-refunded to 7/01/02)                                   7/02 at 102         AAA        104,646
          50     6.450%, 7/01/08 (Pre-refunded to 7/01/02)                                   7/02 at 102         AAA         52,816

         200   New Jersey Economic Development Authority, Lease Rental Bonds, 1992           3/02 at 102         AAA        211,788
                 Series (Liberty State Park Project), 6.800%, 3/15/22 (Pre-refunded to 3/15/02)

                    Portfolio of Investments
                    Nuveen Flagship New Jersey Municipal Bond Fund (continued) February 29, 2000



   Principal                                                                               Optional Call                     Market
 Amount (000)  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

     $ 1,480   New Jersey Health Care Facilities Financing Authority                        No Opt. Call         AAA     $1,676,574
                 (Hackensack Hospital), Revenue Bonds, Series 1979A, 8.750%,
                 7/01/09

       2,065   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/01 at 102       A2***      2,202,302
                 Series 1990-E (Kennedy Memorial Hospital), 8.375%, 7/01/10
                 (Pre-refunded to 7/01/01)

               New Jersey Health Care Facilities Financing Authority, Bayonne Hospital
               Obligated Group Revenue Bonds, Series 1994:
          35     6.400%, 7/01/07 (Pre-refunded to 7/01/04)                                   7/04 at 102         AAA         37,445
          25     6.250%, 7/01/12 (Pre-refunded to 7/01/04)                                   7/04 at 102         AAA         26,602

         365   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/02 at 102     Baa3***        385,524
                 Palisades Medical Center Obligated Group Issue, Series 1992, 7.500%,
                 7/01/06 (Pre-refunded to 7/01/02)

         180   New Jersey Economic Development Authority, Economic Growth Bonds,        12/02 at 101 1/2      Aa3***        189,833
                 Composite Issue - 1992 Second Series A3, 6.550%, 12/01/07
                 (Alternative Minimum Tax) (Pre-refunded to 12/01/02)

         625   New Jersey Economic Development Authority, Insured Revenue Bonds              5/05 at 102         AAA        665,181
                 (Educational Testing Service Issue), Series 1995B, 6.125%, 5/15/15
                 (Pre-refunded to 5/15/05)

         100   New Jersey Educational Facilities Authority, Stevens Institute of             7/02 at 102        A***        105,430
                 Technology Issue Revenue Bonds, 1992 Series A, 6.400%, 7/01/03
                 (Pre-refunded to 7/01/02)

         195   New Jersey Turnpike Authority, Turnpike Revenue Bonds, 1984 Series,          No Opt. Call         AAA        214,375
                 10.375%, 1/01/03

         200   New Jersey Wastewater Treatment Trust, Wastewater Treatment Bonds,            4/04 at 102      Aa1***        214,574
                 Series 1994A, 6.500%, 4/01/14 (Pre-refunded to 4/01/04)

         300   The Township of North Bergen (Hudson County, New Jersey), Fiscal Year         8/02 at 102         AAA        317,706
                 Adjustment General Obligation Bonds, Series 1992, 6.500%, 8/15/12
                 (Pre-refunded to 8/15/02)

          60   Puerto Rico Highway and Transportation Authority, Highway Revenue         7/02 at 101 1/2         AAA         63,669
                 Bonds (Series T), 6.625%, 7/01/18 (Pre-refunded to 7/01/02)

          55   South Jersey Transportation Authority, Transportation System Revenue         11/02 at 102         AAA         57,566
                 Bonds, 1992 Series B (Tax Exempt), 5.900%, 11/01/06 (Pre-refunded to 11/01/02)

       1,100   Sparta Township School District, General Obligation Bonds (Unlimited          9/06 at 100         AAA      1,144,330
                 Tax), 5.800%, 9/01/18 (Pre-refunded to 9/01/06)

         100   University of Medicine and Dentistry of New Jersey, Series E, 6.500%,        12/01 at 102      AA-***        105,090
                 12/01/18 (Pre-refunded to 12/01/01)

         300   The Wanaque Borough Sewerage Authority (Passaic County, New Jersey),         12/02 at 102       A3***        322,266
                 Sewer Revenue Bonds, Series 1992 (Bank Qualified), 7.000%, 12/01/21
                 (Pre-refunded to 12/01/02)

          75   The Wanaque Valley Regional Sewerage Authority (Passaic County,               9/03 at 102     Baa1***         79,080
                 New Jersey), Sewer Revenue Bonds, 1993 Series A, 6.125%, 9/01/22
                 (Pre-refunded to 9/01/03)

-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 7.1%

         685   Pollution Control Financing Authority of Camden County (Camden County,       No Opt. Call          B2        668,067
                 New Jersey), Solid Waste Disposal and Resource Recovery System
                 Revenue Bonds, Series 1991 C, 7.125%, 12/01/01 (Alternative Minimum
                 Tax)

       2,645   Pollution Control Financing Authority of Camden County (Camden County,       12/01 at 102          B2      2,502,673
                 New Jersey), Solid Waste Disposal and Resource Recovery System
                 Revenue Bonds, Series 1991 D, 7.250%, 12/01/10

         300   The Port Authority of New York and New Jersey, Special Project Bonds,        No Opt. Call         N/R        311,850
                 Series 4, KIAC Partners Project, 7.000%, 10/01/07 (Alternative
                 Minimum Tax)

         250   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,         No Opt. Call        BBB+        254,328
                 Series Q, 5.900%, 7/01/01

         790   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,         No Opt. Call        BBB+        871,963
                 7.000%, 7/01/07

       2,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,          7/04 at 100        BBB+      1,882,120
                 5.500%, 7/01/20

       1,500   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,          7/05 at 100        BBB+      1,354,635
                 Series Z, 5.250%, 7/01/21

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*  Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 3.3%

$        250   The Hoboken-Union City-Weehawken Sewerage Authority (New Jersey), Sewer       8/02 at 102         AAA   $    253,960
                 Revenue Bonds, Refunding Series 1992, 6.200%, 8/01/19

       3,800   The North Hudson Sewerage Authority (New Jersey), Sewer Revenue Bonds,        8/06 at 101         AAA      3,390,702
                 Series 1996, 5.125%, 8/01/22
-----------------------------------------------------------------------------------------------------------------------------------
$    115,235   Total Investments - (cost $113,784,605) - 99.4%                                                          109,337,045
===============--------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.6%                                                                         643,015
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $109,980,060
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship New York Municipal Bond Fund
February 29, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
    $    700   Essex County Industrial Development Agency (New York), Environmental         11/09 at 101          A3   $    688,646
                 Improvement Revenue Bonds, 1999 Series A (International Paper
                 Company Projects), 6.450%, 11/15/23 (Alternative Minimum Tax)

         750   Jefferson County Industrial Development Agency, Multi-Modal                  11/02 at 102        Baa1        780,255
                 Interchangeable Rate, Solid Waste Disposal Revenue Bonds (Champion
                 International Corporation Project), Series 1990, 7.200%, 12/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 2.5%

       1,500   Nassau County Tobacco Settlement Corporation (New York), Tobacco              7/09 at 101          A2      1,503,780
                 Settlement Asset-Backed Bonds,  Series A, 6.500%, 7/15/27

       2,750   Tobacco Settlement Asset Securitization Corporation (TSASC), Tobacco          7/09 at 101         Aa1      2,688,098
                  Flexible Amortization Bonds, Series 1999-1, 6.250%, 7/15/27

       2,500   Westchester Tobacco Asset Securitization Corporation (New York),              7/10 at 101          A1      2,134,950
                 Tobacco Settlement Asset-Backed Bonds, Series 1999, 6.750%, 7/15/29
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 12.3%

       1,750   Town of Brookhaven Industrial Development Agency, 1993 Civic Facility         3/03 at 102        BBB-      1,788,238
                 Revenue Bonds (Dowling College/The National Aviation and Transportation
                 Center Civic Facility), 6.750%, 3/01/23

      2,470    Dutchess County Industrial Development Agency, Civic Facility Revenue        11/03 at 102           A      2,577,124
                 Bonds (The Bard College Project), Series 1992, 7.000%, 11/01/17

        195    New York City Industrial Development Agency, Civic Facility Revenue          11/01 at 102         Aa1        203,880
                 Bonds (Federation Protestant Welfare), Series 1991, 6.950%, 11/01/11

                 New York City Industrial Development Agency, Civic Facility Revenue
                 Bonds (College of New Rochelle Project), Series 1995:
       1,000       6.200%, 9/01/10                                                           9/05 at 102        Baa2      1,034,190
       1,000       6.300%, 9/01/15                                                           9/05 at 102        Baa2      1,007,060

       2,000   Dormitory Authority of the State of New York, State University                5/00 at 102           A      2,050,940
                 Educational Facilities Revenue Bonds, Series 1990A, 7.400%, 5/15/01
         750   Dormitory Authority of the State of New York, City University System         No Opt. Call        Baa1        841,193
                 Consolidated Second General Resolution Revenue Bonds, Series 1990C,
                 7.500%, 7/01/10

         500   Dormitory Authority of the State of New York, Revenue Bonds, State            7/01 at 102          A-        526,885
                 University Athletic Facility Issue, Series 1991, 7.250%, 7/01/21

       2,100   Dormitory Authority of the State of New York, University of Rochester         7/04 at 102          A+      2,166,969
                 Revenue Bonds, Series 1994A, 6.500%, 7/01/19

       1,500   Dormitory Authority of the State of New York, City University System         No Opt. Call          A-      1,522,725
                 Consolidated Second General Resolution Revenue Bonds, Series 1993A,
                 5.750%, 7/01/07

       1,000   Dormitory Authority of the State of New York, State University                5/14 at 100          A-        912,400
                 Educational Facilities Revenue Bonds, Series 1993B, 5.250%, 5/15/19

       4,925   Dormitory Authority of the State of New York, City University System          7/05 at 102         AAA      4,469,832
                 Consolidated Third General Resolution Revenue Bonds, 1995 Series 1,
                 5.375%, 7/01/25

       1,750   Dormitory Authority of the State of New York, University of Rochester         7/09 at 101          A+      1,648,308
                 Revenue Bonds, Series 1999A and 1999B, 5.625%, 7/01/24

       1,250   Dormitory Authority of the State of New York, Pratt Institute Revenue         7/09 at 102          AA      1,225,600
                 Bonds, Series 1999, 6.000%, 7/01/24

       2,700   Dormitory Authority of the State of New York, Marymount Manhattan             7/09 at 101          AA      2,722,626
                 College Insured Revenue Bonds, Series 1999, 6.250%, 7/01/29


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations (continued)

    $  3,515   Suffolk County Industrial Development Agency, Civic Facility Revenue          6/04 at 102        BBB-   $  3,365,613
                 Bonds (Dowling College Civic Facility), Series 1994, 6.625%, 6/01/24

       1,000   Suffolk County Industrial Development Agency, Civic Facility Revenue         12/06 at 102        BBB-        974,420
                 Refunding Bonds (Dowling College Civic Facility), Series 1996, 6.700%,
                 12/01/20

               City of Utica Industrial Development Agency (New York), Civic Facility
               Revenue Bonds (Utica College Project), Series 1998A:
         900     5.300%, 8/01/08                                                            No Opt. Call         N/R        857,007
       1,000     5.750%, 8/01/28                                                             8/08 at 102         N/R        862,470
------------------------------------------------------------------------------------------------------------------------------------
               Health Care - 9.7%

       3,300   Dormitory Authority of the State of New York, Menorah Campus, Inc.,           2/07 at 102         AAA      3,295,281
                 FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 1997, 5.950%,
                 2/01/17

       1,000   Dormitory Authority of the State of New York, NYACK Hospital Revenue          7/06 at 102         Baa        981,250
                 Bonds, Series 1996, 6.000%, 7/01/06

       2,250   Dormitory Authority of the State of New York, The Rosalind and Joseph         2/07 at 102         AAA      2,116,507
                 Gurwin Jewish Geriatric Center of Long Island, Inc., FHA-Insured Mortgage
                 Nursing Home Revenue Bonds, Series 1997, 5.700%, 2/01/37

       2,500   Dormitory Authority of the State of New York, The Brooklyn Hospital           2/09 at 101         Aaa      2,178,700
                 Center, FHA Insured Mortgage Hospital Revenue Bonds, Series 1999,
                 5.150%, 2/01/29

       2,700   Dormitory Authority of the State of New York (Catholic Health Services        7/09 at 101         AAA      2,505,114
                 of Long Island Obligated Group), St. Francis Hospital Revenue Bonds,
                 Series 1999A, 5.500%, 7/01/22

       1,925   New York State Medical Care Facilities Finance Agency, Hospital and           8/02 at 102         AAA      1,935,703
                 Nursing Home FHA-Insured Mortgage Revenue Bonds, 1992 Series B,
                 6.200%, 8/15/22

       2,255   New York State Medical Care Facilities Finance Agency, Hospital and           8/04 at 102         AAA      2,334,940
                 Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series C,
                 6.400%, 8/15/14

       1,000   New York State Medical Care Facilities Finance Agency, Brookdale             No Opt. Call         AAA      1,020,440
                 Hospital Medical Center Secured Hospital Revenue Bonds, 1995 Series A,
                 6.400%, 2/15/01

         325   New York State Medical Care Facilities Finance Agency, Hospital and Nursing   8/00 at 101          AA        332,173
                 Home Insured Mortgage Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

       1,000   New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage   2/05 at 102          AA      1,012,790
                 Project Revenue Bonds, 1995 Series B, 6.100%, 2/15/15

         960   New York State Medical Care Facilities Finance Agency, Health Center         11/05 at 102         Aa1        983,338
                 Projects Revenue Bonds (Secured Mortgage Program), 1995 Series A,
                 6.375%, 11/15/19

       1,020   New York State Medical Care Facilities Finance Agency, Hospital and Nursing   2/04 at 102          AA      1,026,263
                 Home FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.200%, 2/15/21

         345   New York State Medical Care Facilities Finance Agency, Hospital and Nursing   8/01 at 102          AA        362,343
                 Home Insured Mortgage Revenue Bonds, 1991 Series A, 7.450%, 8/15/31

       2,150   Newark-Wayne Community Hospital, Inc., Hospital Revenue Improvement and       9/03 at 102         N/R      2,214,909
                 Refunding Bonds, Series 1993A, 7.600%, 9/01/15

       2,000   New York City Industrial Development Agency, Civic Facility Revenue Bonds    12/02 at 102         BBB      2,012,140
                 (1992 Jewish Board of Family and Children's Services, Inc. Project),
                 6.750%, 12/15/12
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 5.2%

       1,000   City of Batavia Housing Authority, Tax-Exempt Mortgage Revenue Refunding      7/01 at 102         Aaa      1,017,240
                 Bonds, Series 1994A (Washington Towers - FHA-Insured Mortgage),
                 6.500%, 1/01/23

       2,000   New York City Housing Development Corporation, Multi-Family Mortgage          4/03 at 102         AAA      2,074,060
                 Revenue Bonds (FHA-Insured Mortgage Loan), 1993 Series A, 6.550%, 10/01/15

       1,250   New York City Housing Development Corporation, Multi-Unit Mortgage            6/01 at 102         AAA      1,307,588
                 Refunding Bonds (FHA-Insured Mortgage Loans), 1991 Series A,
                 7.350%, 6/01/19

         750   Dormitory Authority of the State of New York, GNMA Collateralized             8/00 at 101         AAA        759,270
                 Revenue Bonds (Park Ridge Housing, Inc. Project), Series 1989,
                 7.850%, 2/01/29

       2,240   New York State Finance Agency, Housing Project Mortgage Revenue Bonds,        5/06 at 102         AAA      2,238,454
                 1996 Series A Refunding, 6.125%, 11/01/20

               Portfolio of Investments
               Nuveen Flagship New York Municipal Bond Fund (continued) February 29, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

               New York State Housing Finance Agency, Insured Multi-Family Mortgage
               Housing Revenue Bonds, 1992 Series A:
    $  1,650     6.950%, 8/15/12                                                             8/02 at 102          AA   $  1,730,471
         500     7.000%, 8/15/22                                                             8/02 at 102          AA        523,185

       1,000   New York State Housing Finance Agency, Multi-Family Housing Revenue           2/04 at 102         Aa1      1,037,940
                 Bonds (Secured Mortgage Program), 1994 Series C, 6.450%, 8/15/14

       1,000   New York State Urban Development Corporation, Section 236 Revenue Bonds,      1/02 at 102         AAA      1,043,430
                 Series 1992A, 6.750%, 1/01/26

       1,300   Tonawanda Housing Authority, New York, Housing Revenue Bonds (Kibler          9/09 at 103         N/R      1,286,389
                 Senior Housing, L.P. Project), Series 1999B Bonds, 7.750%, 12/01/31
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 2.0%

       1,500   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,          9/04 at 102         Aa1      1,539,960
                 Series 43, 6.450%, 10/01/17

       1,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,          3/05 at 102         Aa1      1,028,340
                 1995 Series 46, 6.600%, 10/01/19 (Alternative Minimum Tax)

       2,700   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,          3/08 at 101         Aa1      2,398,923
                 Series 69, 5.500%, 10/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 5.0%

       2,000   Dormitory Authority of the State of New York, Bishop Henry R. Hucles          7/06 at 102         Aa1      1,893,540
                 Nursing Home, Inc. Revenue Bonds, Series 1996, 6.000%, 7/01/24

       2,460   Dormitory Authority of the State of New York, W.K. Nursing Home               8/06 at 102         AAA      2,465,830
                 Corporation, FHA-Insured Mortgage Revenue Bonds, Series 1996,
                 5.950%, 2/01/16

       1,500   Dormitory Authority of the State of New York, Concord Nursing Home, Inc.      7/10 at 101          A1      1,511,865
                 Revenue Bonds, Series 2000, 6.500%, 7/01/29

       5,000   Syracuse Housing Authority (Syracuse, New York), FHA-Insured Mortgage         2/08 at 102         AAA      4,743,250
                 Revenue Bonds (Loretto Rest Residential Health Care Facility Project),
                 Series 1997A, 5.800%, 8/01/37

       2,100   UFA Development Corporation, Utica, New York, FHA-Insured Mortgage            7/04 at 102         Aa2      2,021,712
                 Revenue Bonds, Series 1993, (Loretto-Utica Project), 5.950%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 7.0%

           5   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,     8/02 at 101 1/2         AAA          5,256
                 Fixed Rate Bonds, Subseries C1, 6.625%, 8/01/13

       1,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series F,     2/06 at 101 1/2          A-        969,150
                 5.750%, 2/01/19

               The City of New York, General Obligation Bonds, Fiscal 1996 Series G:
       2,000     5.750%, 2/01/17                                                         2/06 at 101 1/2          A-      1,954,460
       2,500     5.750%, 2/01/20                                                         2/06 at 101 1/2          A-      2,415,100

       1,750   The City of New York, General Obligation Bonds, Fiscal 1997 Series D,    11/06 at 101 1/2          A-      1,781,938
                 Tax Exempt Bonds, 5.875%, 11/01/11

       1,450   The City of New York, General Obligation Bonds, Fiscal 1992 Series B,     2/02 at 101 1/2          A-      1,536,725
                 7.500%, 2/01/06

       5,000   The City of New York, General Obligation Bonds, Fiscal 1998 Series J,         8/08 at 101          A-      4,222,800
                 5.000%, 8/01/23

       4,440   The City of New York, General Obligation Bonds, Fiscal 1999 Series C,         8/08 at 101          A-      3,772,402
                 5.000%, 8/15/22

               South Orangetown Central School District, Rockland County, New York,
               Serial General Obligation Bonds, Series 1990:
         390     6.875%, 10/01/08                                                           No Opt. Call          A2        431,917
         390     6.875%, 10/01/09                                                           No Opt. Call          A2        434,444
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 21.0%

         300   Albany Housing Authority, City of Albany, New York, Limited Obligation       10/05 at 102        Baa1        297,000
                 Bonds, Series 1995, 5.850%, 10/01/07

       1,500   Albany Parking Authority, Aggregate Principal Amount, Parking Revenue        No Opt. Call        Baa1        509,445
                 Refunding Bonds, Series 1992A, 0.000%, 11/01/17

       2,500   New York Housing Corporation, Senior Revenue Refunding Bonds,                11/03 at 102          AA      2,275,325
                 Series 1993, 5.000%, 11/01/13



   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

    $  4,000   Metropolitan Transportation Authority (New York), Transit Facilities      7/03 at 101 1/2          A-   $  3,925,800
                 Service Contract Bonds, Series P, 5.750%, 7/01/15

       1,500   New York Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,     4/10 at 100         AAA      1,500,465
                 Series 2000A, 6.000%, 4/01/30

       1,500   New York City Transitional Finance Authority, Future Tax Secured Bonds,       5/10 at 101          AA      1,496,745
                 Fiscal 2000 Series B, 6.000%, 11/15/29

         220   Dormitory Authority of the State of New York, Judicial Facilities Lease  4/00 at 114 5/32        Baa1        252,087
                 Revenue Bonds (Suffolk County Issue), Series 1991A, 9.500%, 4/15/14

       1,000   Dormitory Authority of the State of New York, Department of Education         7/04 at 102          A-      1,000,670
                 of the State of New York Issue, Series 1994A, 6.250%, 7/01/24

       2,900   Dormitory Authority of the State of New York, Department of Health of         7/04 at 102        BBB+      2,629,546
                 the State of New York, Series 1994, 5.500%, 7/01/23

       2,225   Dormitory Authority of the State of New York, Court Facilities Lease      5/03 at 101 1/2          A-      2,089,765
                 Revenue Bonds (The City of New York Issue), Series 1993A,
                 5.700%, 5/15/22

       2,500   Dormitory Authority of the State of New York, Mental Health Services          2/07 at 102           A      2,336,700
                 Facilities Improvement Revenue Bonds, Series 1997B, 5.625%, 2/15/21

       2,000   Dormitory Authority of the State of New York, Mental Health Services          8/09 at 101         AAA      1,749,400
                 Facilities Improvement Revenue Bonds, Series 1999D, 5.250%, 2/15/29

       1,545   New York State Environmental Facilities Corporation, State Park               3/03 at 101          A-      1,537,244
                 Infrastructure Special Obligation Bonds, Series 1993 A, 5.750%, 3/15/13

       1,000   New York State Housing Finance Agency, Health Facilities Revenue Bonds    5/06 at 101 1/2          A-      1,022,240
                 (New York City), 1996 Series A Refunding, 6.000%, 11/01/08

         340   New York State Housing Finance Agency, Health Facilities Revenue Bonds       11/00 at 102        BBB+        350,040
                 (New York City), 1990 Series A Refunding, 8.000%, 11/01/08

       2,990   New York State Housing Finance Agency, Service Contract Obligation            9/03 at 102          A-      2,969,698
                 Revenue Bonds, 1993 Series C Refunding, 5.875%, 9/15/14

       2,000   New York State Housing Finance Agency, Service Contract Obligation            9/05 at 102          A-      2,027,960
                 Revenue Bonds, 1995 Series A, 6.375%, 9/15/15

         250   State of New York Municipal Bond Bank Agency, Special Program Bonds           9/01 at 102        BBB+        260,738
                 (City of Buffalo), 1991 Series A, 6.875%, 3/15/06

         110   New York State Medical Care Facilities Finance Agency, Mental Health          8/00 at 100          A-        110,255
                 Services Facilities Improvement Revenue Bonds, 1988 Series A,
                 7.700%, 2/15/18

          15   New York State Medical Care Facilities Finance Agency, Mental Health          8/04 at 102           A         15,376
                 Services Facilities Improvement Revenue Bonds, 1994 Series E,
                 6.500%, 8/15/24

       7,500   New York State Urban Development Corporation, Correctional Capital            1/04 at 102          A-      6,628,200
                 Facilities Revenue Bonds, 1993A Refunding Series, 5.250%, 1/01/21

       1,000   New York State Urban Development Corporation, Project Revenue Bonds           1/06 at 102          A-      1,006,970
                 (Onondaga County Convention Center), Refunding Series 1995,
                 6.250%, 1/01/20

       5,090   New York State Urban Development Corporation, Correctional Capital            1/03 at 102          A-      4,853,824
                 Facilities Revenue Bonds, 1993 Refunding Series, 5.500%, 1/01/15

       2,500   New York State Urban Development Corporation, Correctional Facilities         1/08 at 102          A-      2,054,550
                 Service Contract Revenue Bonds, Series A, 5.000%, 1/01/28

       2,000   City School District of the City of Niagara Falls (New York),                 6/08 at 101        BBB-      1,683,220
                 Certificates of Participation (High School Facility), Series 1998,
                 5.375%, 6/15/28

       2,000   34th Street Partnership, Inc., 34th Street Business Improvement District      1/03 at 102          A1      1,819,800
                 (New York), Capital Improvement Bonds, Series 1993, 5.500%, 1/01/23

         500   Triborough Bridge and Tunnel Authority (New York), Convention Center         No Opt. Call          A-        550,885
                 Project Bonds, Series E, 7.250%, 1/01/10

       2,000   Triborough Bridge and Tunnel Authority (New York), Special Obligation         1/01 at 102          A1      2,082,400
                 Refunding Bonds, Series 1991B, 7.100%, 1/01/10

               Portfolio of Investments

               February 29, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

      $2,000   Triborough Bridge and Tunnel Authority, Special Obligation Refunding          1/01 at 102         AAA     $2,083,240
                 Bonds, Series 1991B, 7.100%, 1/01/10

       1,250   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands       10/10 at 101        BBB-      1,240,050
                 Gross Receipts Taxes Loan Note), Series 1999A, 6.500%, 10/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 7.0%

         500   Albany Parking Authority, Aggregate Principal Amount Parking Revenue          9/01 at 102           A        513,880
                 Refunding Bonds (Green and Hudson Garage Project - Letter of Credit
                 Secured), Series 1991A, 7.150%, 9/15/16

       4,000   Metropolitan Transportation Authority (New York), Commuter Facilities     7/07 at 101 1/2         AAA      3,901,280
                 Revenue Bonds, Series 1997A, 5.750%, 7/01/21

       2,000   Metropolitan Transportation Authority (New York), Commuter Facilities         7/07 at 101         AAA      1,805,660
                 Revenue Bonds, Series 1997C, 5.375%, 7/01/27

       2,000   New York City Industrial Development Agency, Special Facility                 8/07 at 102        Baa1      1,715,300
                 Revenue Bonds (1990 American Airlines, Inc. Project), Remarketed,
                 5.400%, 7/01/20 (Alternative Minimum Tax)

       4,000   New York City Industrial Development Agency, Special Facility                 1/04 at 102           A      3,935,600
                 Revenue Bonds, Series 1994 (Terminal One Group Association, L.P.
                 Project), 6.125%, 1/01/24 (Alternative Minimum Tax)

         500   New York City Industrial Development Agency, Special Facility Revenue        12/08 at 102           A        403,120
                 Bonds, Series 1998 (1998 British Airways PLC Project), 5.250%,
                 12/01/32 (Alternative Minimum Tax)

       1,000   Niagara Frontier Transportation Authority (Buffalo Niagara International      4/09 at 101         AAA        932,420
                 Airport), Airport Revenue Bonds, Series 1999A, 5.625%, 4/01/29
                 (Alternative Minimum Tax)

       1,500   The Port Authority of New York and New Jersey, Special Project Bonds,        12/07 at 100         AAA      1,444,320
                 Series 6, JFK International Air Terminal LLC Project, 5.750%,
                 12/01/25 (Alternative Minimum Tax)

       3,000   Triborough Bridge and Tunnel Authority (New York), General Purpose            1/10 at 100         Aa3      2,751,840
                 Revenue Bonds, Series 1999B, 5.500%, 1/01/30
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 14.8%

       1,600   County of Franklin Industrial Development Agency, Lease Revenue Bonds        11/02 at 102     BBB-***      1,679,248
                 (County Correctional Facility Project), Series 1992, 6.750%, 11/01/12
                 (Pre-refunded to 11/01/02)

       1,025   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,      7/02 at 102         AAA      1,084,307
                 Series J, 6.500%, 7/01/18 (Pre-refunded to 7/01/02)

       1,000   City of Rochelle Industrial Development Agency, Civic Facility Revenue        7/02 at 102     Baa2***      1,057,850
                 Bonds (College of New Rochelle Project - 1992 Series), 6.625%,
                 7/01/12 (Pre-refunded to 7/01/02)

          40   The City of New York General Obligation Bonds, Fiscal 1992 Series C,      8/02 at 101 1/2         AAA         42,294
                 6.625%, 8/01/13 (Pre-refunded to 8/01/02)

          40   The City of New York General Obligation Bonds, Fiscal 1991 Series F,     11/01 at 101 1/2         AAA         42,982
                 Tax-Exempt Bonds, 8.250%, 11/15/19 (Pre-refunded to 11/15/01)

       1,000   The City of New York General Obligation Bonds, Fiscal 1995 Series B,          8/04 at 101         Aaa      1,090,850
                 7.000%, 8/15/16 (Pre-refunded to 8/15/04)

         550   The City of New York General Obligation Bonds, Fiscal 1992 Series B,      2/02 at 101 1/2       A-***        585,349
                 7.500%, 2/01/06 (Pre-refunded to 2/01/02)

       1,500   New York City Municipal Water Finance Authority (New York), Water         6/01 at 101 1/2         Aaa      1,583,775
                 and Sewer System Revenue Bonds, Fiscal 1991 Series C, 7.750%,
                 6/15/20 (Pre-refunded to 6/15/01)

       5,345   New York City Industrial Development Agency, Civic Facility Revenue           7/02 at 102      Aa2***      5,645,710
                 Bonds (1992 The Lighthouse, Inc. Project), 6.500%, 7/01/22
                 (Pre-refunded to 7/01/02)

         300   State of New York Serial Bonds, Series 1991, 7.300%, 3/01/12                  3/01 at 102       A+***        314,853
                 (Pre-refunded to 3/01/01)

         300   Dormitory Authority of the State of New York, State of New York               7/01 at 102     Baa1***        317,976
                 Department of Education Revenue Bonds, Series 1991, 7.750%,
                 7/01/21 (Pre-refunded to 7/01/01)

         400   Dormitory Authority of the State of New York, Menorah Campus, Inc.,           8/01 at 102       AA***        423,572
                 FHA-Insured Mortgage Revenue Bonds, Series 1991, 7.400%, 2/01/31
                 (Pre-refunded to 8/01/01)

         250   Dormitory Authority of the State of New York, Department of Health            7/01 at 102     BBB+***        263,208
                 Revenue Bonds, Veterans Home, Series 1990, 7.250%, 7/01/21
                 (Pre-refunded to 7/01/01)

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

      $  235   Dormitory Authority of the State of New York, Iroquois Nursing                2/01 at 102      AA-***     $  245,479
                 Insured Revenue Bonds, Series 1991, 7.000%, 2/01/15
                 (Pre-refunded to 2/01/01)

         985   Dormitory Authority of the State of New York, Dormitory Revenue Bonds,        7/04 at 102         AAA      1,095,468
                 State University Issue, Series X, 7.400%, 7/01/24
                 (Pre-refunded to 7/01/04)

       1,500   Dormitory Authority of the State of New York, Department of Health            7/05 at 102         AAA      1,629,630
                 of the State of New York Revenue Bonds, Series 1995, 6.625%, 7/01/24
                 (Pre-refunded to 7/01/05)

         215   New York State Energy Research and Development Authority, Electric            1/03 at 102       A-***        229,805
                 Facilities Revenue Bonds (Long Island Lighting Company Project),
                 1992 Series D, 6.900%, 8/01/22 (Alternative Minimum Tax)
                 (Pre-refunded to 1/21/03)

         200   New York State Housing Finance Agency, State University Construction         No Opt. Call         AAA        238,688
                 Refunding Bonds, 1986 Series A, 8.000%, 5/01/11

       1,660   New York State Housing Finance Agency, Health Facilities Revenue             11/00 at 102         AAA      1,734,551
                 Bonds (New York City), 1990 Series A Refunding, 8.000%, 11/01/08
                 (Pre-refunded to 11/01/00)

         250   State of New York Municipal Bond Bank Agency, Special Program                 9/01 at 102         AAA        263,163
                 Revenue Bonds (City of Rochester), 1991 Series A, 6.750%, 3/15/11
                 (Pre-refunded to 9/15/01)

       1,460   New York State Medical Care Facilities Finance Agency, Mental Health          2/01 at 102         Aaa      1,533,146
                 Services Facilities Improvement Revenue Bonds, 1991 Series A,
                 7.500%, 2/15/21 (Pre-refunded to 2/15/01)

       1,365   New York State Medical Care Facilities Finance Agency, Mental Health          2/03 at 102         AAA      1,443,761
                 Services Facilities Improvement Revenue Bonds, 1992 Series F,
                 6.450%, 2/15/09 (Pre-refunded to 2/15/03)

               New York State Medical Care Facilities Finance Agency, New York Hospital
               FHA-Insured Mortgage Revenue Bonds, 1994 Series A:
       1,000     6.750%, 8/15/14 (Pre-refunded to 2/15/05)                                   2/05 at 102         AAA      1,090,060
       1,000     6.800%, 8/15/24 (Pre-refunded to 2/15/05)                                   2/05 at 102         AAA      1,092,240

       2,700   New York State Medical Care Facilities Finance Agency, Hospital               2/05 at 102         AAA      2,942,811
                 Medical Center Secured Revenue Bonds, Series 1995-A, 6.800%,
                 8/15/12 (Pre-refunded to 2/15/05)

       1,480   New York State Medical Care Facilities Finance Agency, Hospital and           2/04 at 102       AA***      1,567,690
                 Nursing Home, FHA-Insured Mortgage Revenue Bonds, 1994 Series A,
                 6.200%, 2/15/21 (Pre-refunded to 2/15/04)

       1,485   New York State Medical Care Facilities Finance Agency, Mental Health          8/04 at 102        A***      1,591,326
                 Services Facilities Improvement Revenue Bonds, 1994 Series E,
                 6.500%, 8/15/24 (Pre-refunded to 8/15/04)

         140   New York State Medical Care Facilities Finance Agency, Hospital and           8/01 at 102       AA***        148,428
                 Nursing Home Insured Mortgage Revenue Bonds, 1991 Series A, 7.450%,
                 8/15/31 (Pre-refunded to 8/15/01)

       2,000   New York State Urban Development Corporation, Project Revenue Bonds           1/01 at 102       A-***      2,097,240
                 (Clarkson Center for Advanced Materials Processing Loan),
                 Series 1990, 7.800%, 1/01/20 (Pre-refunded to 1/01/01)

       2,900   New York State Urban Development Corporation, State Facilities Revenue        4/01 at 102         Aaa      3,056,571
                 Bonds, Series 1991, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)

       1,000   Orangetown Housing Authority (Rockland County, New York), Housing            10/00 at 102        A***      1,039,690
                 Facilities Revenue Bonds (Orangetown Senior Housing Center -
                 1990 Series), 7.600%, 4/01/30 (Pre-refunded to 10/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 10.4%

       6,500   Erie County Industrial Development Agency, Solid Waste Disposal              12/10 at 103         N/R      6,923,020
                 Facility Revenue Bonds (1998 Canfibre of Lackawanna Project),
                 8.875%, 12/01/13 (Alternative Minimum Tax)

       4,325   Long Island Power Authority (New York), Electric System General               6/03 at 101          A-      3,864,734
                 Revenue Bonds, Series 1998A, 5.500%, 12/01/29

               New York City Industrial Development Agency, Industrial Development
               Revenue Bonds (Brooklyn Navy Yard Cogeneration Partners, L.P. Project),
               Series 1997:
       4,000     5.650%, 10/01/28 (Alternative Minimum Tax)                                 10/08 at 102        BBB-      3,471,760
       5,950     5.750%, 10/01/36 (Alternative Minimum Tax)                                 10/08 at 102        BBB-      5,185,187

         350   New York State Energy Research and Development Authority, Electric            7/00 at 101          A+        354,288
                 Facilities Revenue Bonds, Series 1991 A (Consolidated Edison Company
                 of New York, Inc. Project), 7.500%, 1/01/26 (Alternative Minimum Tax)

       1,250   New York State Energy Research and Development Authority, Electric            6/02 at 102         N/R      1,332,325
                 Facilities Revenue Bonds (Long Island Lighting Company Project),
                 1989 Series A, 7.150%, 9/01/19 (Alternative Minimum Tax)

               Portfolio of Investments

               February 29, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities (continued)

    $    285   New York State Energy Research and Development Authority, Electric            1/03 at 102          A-   $    295,072
                 Facilities Revenue Bonds (Long Island Lighting Company Project),
                 1992 Series D, 6.900%, 8/01/22 (Alternative Minimum Tax)

       2,435   New York State Energy Research and Development Authority, Adjustable          7/05 at 102         AAA      2,442,594
                 Rate Pollution Control Revenue Bonds (New York State Electric and
                 Gas Corporation Project), 1987 Series A, 6.150%, 7/01/26
                 (Alternative Minimum Tax)

       1,500   New York State Energy Research and Development Authority, Facilities          7/05 at 102         AAA      1,514,760
                 Refunding Revenue Bonds, Series 1995 A (Consolidated Edison Company of
                 New York, Inc. Project), 6.100%, 8/15/20

         750   Onondaga County Resource Recovery Agency, System Revenue Bonds                5/02 at 102        Baa1        764,540
                 (Development Costs - 1992 Series), 7.000%, 5/01/15
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 1.0%

       2,855   New York City, Municipal Water Finance Authority, Water and Sewer             6/07 at 101         AAA      2,513,023
                 System Revenue Bonds, 1998 Series B, 5.250%, 6/15/29
-----------------------------------------------------------------------------------------------------------------------------------
    $253,970   Total Investments - (cost $245,274,953) - 98.5%                                                          246,606,821
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.5%                                                                       3,731,394
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $250,338,215
               ====================================================================================================================



* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

               Portfolio of Investments

               Nuveen New York Insured Municipal Bond Fund
               February 29, 2000


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 9.8%

    $  1,000   Allegany County Industrial Development Agency (New York), Civic               8/08 at 102         Aaa    $   847,450
                 Facility Revenue Bonds, Series 1998 (Alfred University Civic
                 Facility), 5.000%, 8/01/28

       1,350   Town of Hempstead Industrial Development Agency, Civic Facility               7/06 at 102         AAA      1,354,739
                 Revenue Bonds (Hofstra University Project - Series 1996),
                 5.800%, 7/01/15

       1,000   New York City Industrial Development Agency, Civic Facility Revenue          11/04 at 102         AAA      1,047,880
                 Bonds (USTA National Tennis Center Incorporated Project),
                 6.375%, 11/15/14

       1,145   New York City Industrial Development Agency, Civic Facility Revenue           6/07 at 102         Aaa      1,112,471
                 Bonds (Anti-Defamation League Foundation Project),
                 Series 1997A, 5.600%, 6/01/17

         225   Dormitory Authority of the State of New York, College and                 6/00 at 101 1/2         AAA        230,222
                 University Revenue (Pooled Capital Program), Series 1985,
                 7.800%, 12/01/05

       5,000   Dormitory Authority of the State of New York, New York University             7/01 at 102         AAA      5,199,650
                 Insured Revenue Bonds, Series 1991, 6.250%, 7/01/09

       4,640   Dormitory Authority of the State of New York, Mount Sinai School of           7/04 at 102         AAA      3,968,499
                 Medicine Insured Revenue Bonds, Series 1994A, 5.000%, 7/01/21

       1,500   Dormitory Authority of the State of New York, Sarah Lawrence                  7/05 at 102         AAA      1,498,905
                 College Revenue Bonds, Series 1995, 6.000%, 7/01/24

       5,000   Dormitory Authority of the State of New York, State University                5/06 at 102         AAA      4,618,700
                 Educational Facilities Revenue Bonds, Series 1996, 5.500%,
                 5/15/26

       2,925   Dormitory Authority of the State of New York, Siena College Insured           7/07 at 102         AAA      2,822,918
                 Revenue Bonds, Series 1997, 5.750%, 7/01/26

       4,000   Dormitory Authority of the State of New York, Fordham University              7/08 at 101         AAA      3,390,800
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28

       2,530   Dormitory Authority of the State of New York, City University                 7/08 at 101         AAA      2,181,568
                 System Consolidated Third General Resolution Revenue Bonds,
                 1998 Series 2, 5.000%, 7/01/23

       1,760   Dormitory Authority of the State of New York, City University                 7/00 at 102         AAA      1,812,026
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1990C, 7.000%, 7/01/14

       3,000   Dormitory Authority of the State of New York, Ithaca College                  7/08 at 101         Aaa      2,613,690
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/21
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 15.2%

      13,730   New York City Health and Hospitals Corporation, Health System                 2/03 at 102         AAA     13,160,342
                 Bonds, 1993 Series A, 5.750%, 2/15/22

       6,460   Dormitory Authority of the State of New York, St. Vincent's                   8/05 at 102         AAA      6,190,812
                 Hospital and Medical Center of New York, FHA-Insured Mortgage
                 Revenue Bonds, Series 1995, 5.800%, 8/01/25

       3,730   Dormitory Authority of the State of New York, Maimonides Medical              2/06 at 102         AAA      3,613,363
                 Center, FHA-Insured Mortgage Hospital Revenue Bonds, Series
                 1996A, 5.750%, 8/01/24

       2,500   Dormitory Authority of the State of New York, Secured Hospital            2/08 at 101 1/2         AAA      2,117,275
                 Insured Revenue Bonds (Southside Hospital), Series 1998,
                 5.000%, 2/15/25

       3,000   Dormitory Authority of the State of New York (North Shore Health             11/08 at 101         AAA      2,550,990
                 System Obligated Group), North Shore University Hospital
                 Revenue Bonds, Series 1998, 5.000%, 11/01/23

               Dormitory Authority of the State of New York (Catholic Health Services
               of Long Island Obligated Group), St. Francis Hospital Revenue Bonds,
               Series 1999A:
       3,105     5.500%, 7/01/22                                                             7/09 at 101         AAA      2,880,881
       2,260     5.500%, 7/01/29                                                             7/09 at 101         AAA      2,059,900

       1,000   Dormitory Authority of the State of New York, New Island Hospital             7/09 at 101         AAA        965,430
                 Insured Revenue Bonds, Series 1999A, 5.750%, 7/01/19

25

               Portfolio of Investments

               February 29, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

      $3,000   New York State Medical Care Facilities Finance Agency, South Nassau          11/02 at 102         AAA    $ 3,118,950
                 Communities Hospital Project Revenue Bonds, 1992 Series A,
                 6.125%, 11/01/11

       3,200   New York State Medical Care Facilities Finance Agency, North Shore           11/00 at 102         AAA      3,328,064
                 University Hospital Mortgage Project Revenue Bonds, 1990 Series A,
                 7.200%, 11/01/20

       1,670   New York State Medical Care Facilities Finance Agency, Our Lady of           11/01 at 102         AAA      1,742,929
                 Victory Hospital Project Revenue Bonds, 1991 Series A,
                 6.625%, 11/01/16

               New York State Medical Care Facilities Finance Agency, Sisters of
               Charity Hospital of Buffalo Project Revenue Bonds, 1991 Series A:
         500     6.600%, 11/01/10                                                           11/01 at 102         AAA        522,635
       1,550     6.625%, 11/01/18                                                           11/01 at 102         AAA      1,612,558

       1,000   New York State Medical Care Facilities Finance Agency, Aurelia Osborn        11/01 at 102         AAA      1,050,210
                 Fox Memorial Hospital Project Revenue Bonds, 1992 Series A,
                 6.500%, 11/01/19

       2,500   New York State Medical Care Facilities Finance Agency, St. Mary's            11/03 at 102         AAA      2,588,975
                 Hospital (Rochester) Mortgage Project Revenue Bonds, 1994 Series A
                 Refunding, 6.200%, 11/01/14

         645   New York State Medical Care Facilities Finance Agency, Hospital and           8/00 at 101          AA        659,235
                 Nursing Home Insured Mortgage Revenue Bonds, 1989 Series B,
                 7.350%, 2/15/29

       2,890   New York State Medical Care Facilities Finance Agency, Montefiore             2/05 at 102         AAA      2,857,112
                 Medical Center, FHA-Insured Mortgage Revenue Bonds, 1995 Series A,
                 5.750%, 2/15/15
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 9.2%

       5,000   New York City Housing Development Corporation, Multifamily Housing            3/00 at 105         AAA      5,259,650
                 Limited Obligation Bonds, Series 1991A, Pass Through Certificates,
                 6.500%, 2/20/19

               New York State Finance Agency, Housing Project Mortgage Revenue Bonds,
               1996 Series A Refunding:
       5,650     6.100%, 11/01/15                                                            5/06 at 102         AAA      5,721,868
       4,980     6.125%, 11/01/20                                                            5/06 at 102         AAA      4,976,564

         635   New York State Housing Finance Agency, Multi-Family Housing Revenue           5/00 at 102         AAA        648,824
                 Bonds (AMBAC Insured Program), 1989 Series A, 7.450%, 11/01/28

               New York State Urban Development Corporation, Section 236 Revenue Bonds,
               Series 1992A:
       3,850     6.700%, 1/01/12                                                             1/02 at 102         AAA      4,037,418
       9,650     6.750%, 1/01/26                                                             1/02 at 102         AAA     10,069,100
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 1.8%

       4,250   Village of East Rochester Housing Authority, FHA-Insured Mortgage             8/07 at 102         AAA      4,025,260
                 Revenue Bonds (St. John's Meadows Project), Series 1997A,
                 5.700%, 8/01/27

       1,000   Dormitory Authority of the State of New York, United Cerebral Palsy           7/02 at 102         AAA      1,037,330
                 Association of Westchester County, Inc. Insured Revenue Bonds,
                 Series 1992, 6.200%, 7/01/12

       1,000   Dormitory Authory of the State of New York, Sarah Neuman Nursing Home,        8/07 at 102         AAA        914,020
                 FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 1997,
                 5.450%, 8/01/27
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 8.8%

       1,000   City of Buffalo, New York, Refunding Serial Bonds of 1991,                    2/01 at 101         AAA      1,020,240
                 6.150%, 2/01/04

               Camden Central School District, Oneida County, New York, School District
               (Serial) Bonds of 1991:
         500     7.100%, 6/15/07                                                            No Opt. Call         AAA        558,035
         600     7.100%, 6/15/08                                                            No Opt. Call         AAA        675,180
         600     7.100%, 6/15/09                                                            No Opt. Call         AAA        680,328
         275     7.100%, 6/15/10                                                            No Opt. Call         AAA        312,920

         500   Greece Central School District, Monroe County, New York, General             No Opt. Call         AAA        528,200
                 Obligation Bonds, School District (Serial) Bonds of 1992,
                 6.000%, 6/15/09

               Town of Halfmoon, Saratoga County, New York, Public Improvement (Serial)
               Bonds of 1991:
         385     6.500%, 6/01/09                                                            No Opt. Call         AAA        423,292
         395     6.500%, 6/01/10                                                            No Opt. Call         AAA        436,041
         395     6.500%, 6/01/11                                                            No Opt. Call         AAA        437,585

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

               Middle County Central School District at Centereach, In the Town of
               Brookhaven, Suffolk County, New York, School District (Serial)
               Bonds of 1991:
      $  475     6.900%, 12/15/07                                                           No Opt. Call         AAA     $  526,576
         475     6.900%, 12/15/08                                                           No Opt. Call         AAA        531,259

               Mount Sinai Union Free School District, County of Suffolk, New York,
               School District Refunding (Serial) Bonds of 1992:
         500     6.200%, 2/15/15                                                            No Opt. Call         AAA        531,940
       1,035     6.200%, 2/15/16                                                            No Opt. Call         AAA      1,099,367

       1,500   County of Nassau, New York, General Obligation Serial Bonds,                  8/04 at 103         AAA      1,511,835
                 General Improvement Bonds, Series O, 5.700%, 8/01/13

       1,020   City of New Rochelle, Westchester County, New York, General Obligation        8/04 at 102         AAA      1,036,483
                 Public Improvement Bonds, 1994 Series B, 6.200%, 8/15/22

          60   The City of New York, General Obligation Bonds, Fiscal 1992 Series C      8/02 at 101 1/2         AAA         62,650
                 Fixed Rate Bonds, Subseries C-1, 6.250%, 8/01/10

          20   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,     8/02 at 101 1/2         AAA         21,024
                 6.625%, 8/01/12

               The City of New York, General Obligation Bonds, Fiscal 1990 Series B:
       1,300     7.000%, 10/01/15                                                            4/00 at 100         AAA      1,303,146
       1,025     7.000%, 10/01/17                                                            4/00 at 100         AAA      1,027,665
         310     7.000%, 10/01/18                                                            4/00 at 100         AAA        310,685

       2,000   The City of New York, General Obligation Bonds, Fiscal 1990 Series B,         4/00 at 100         AAA      2,005,200
                 7.000%, 10/01/16

       5,000   The City of New York, General Obligation Bonds, Fiscal 1998 Series H,         8/08 at 101         AAA      4,371,150
                 5.125%, 8/01/25

       1,590   City of Niagara Falls, Niagara County, New York, Public Improvement           3/04 at 102         AAA      1,698,486
               (Serial) Bonds of 1994, 6.900%, 3/01/21

       1,505   Town of North Hempstead, Nassau County, New York, General Obligation         No Opt. Call         AAA      1,638,825
                 Refunding Serial Bonds, Refunding Serial Bonds of 1992, Series B,
                 6.400%, 4/01/14

               Rensselaer County, New York, General Obligation Serial Bonds, Series 1991:
         960     6.700%, 2/15/13                                                            No Opt. Call         AAA      1,073,798
         960     6.700%, 2/15/14                                                            No Opt. Call         AAA      1,072,714
         960     6.700%, 2/15/15                                                            No Opt. Call         AAA      1,069,632

               Rondout Valley Central School District at Accord, Ulster County, New York,
               General Obligation School District (Serial) Bonds of 1991:
         550     6.800%, 6/15/06                                                            No Opt. Call         AAA        599,715
         550     6.850%, 6/15/07                                                            No Opt. Call         AAA        606,100
         550     6.850%, 6/15/08                                                            No Opt. Call         AAA        610,572
         550     6.850%, 6/15/09                                                            No Opt. Call         AAA        614,312
         550     6.850%, 6/15/10                                                            No Opt. Call         AAA        615,846

         600   County of Suffolk, New York, General Obligation Refunding (Serial) Bonds,     5/02 at 102         AAA        622,218
                 Improvement Refunding Bonds, 1993 Series B, 6.150%, 5/01/10
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 13.8%

       2,500   Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,              4/07 at 101         AAA      2,219,675
                 Series 1996A, 5.250%, 4/01/26

       2,000   Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,              4/10 at 100         AAA      2,000,620
                 Series 2000A, 6.000%, 4/01/30

       3,000   New York City Transitional Finance Authority, Future Tax Secured Bonds,       5/10 at 101         AAA      3,011,280
                 Fiscal 2000 Series B, 6.000%, 11/15/24

       5,000   Dormitory Authority of the State of New York, Municipal Health                1/09 at 101         AAA      4,284,900
                 Facilities Improvement Program, Lease Revenue Bonds (New York City
                 Issue), 1998 Series 1, 5.000%, 1/15/23

       1,750   Dormitory Authority of the State of New York, Office Facilities               4/09 at 101         AAA      1,640,275
                 Lease Revenue Bonds (Department of Audit and Control), Series 1999,
                 5.500%, 4/01/23

       2,500   Dormitory Authority of the State of New York, Court Facilities                5/10 at 101         AAA      2,411,350
                 Lease Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30

       2,500   Dormitory Authority of the State of New York, Mental Health                   8/07 at 101         AAA      2,170,825
                 Services Facilities Improvement Revenue Bonds, Series 1997D,
                 5.125%, 8/15/27

               Portfolio of Investments

               February 29, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

     $ 3,400   Dormitory Authority of the State of New York, Mental Health                   8/09 at 101         AAA     $2,973,980
                 Services Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 2/15/29

       3,280   New York Local Government Assistance Corporation, Series 1993                 4/04 at 100         AAA      2,812,534
                 B Refunding Bonds, 5.000%, 4/01/23

       1,000   New York State Medical Care Facilities Finance Agency, Mental                 8/04 at 102         AAA      1,063,560
                 Health Services Facilities Improvement Revenue Bonds, 1994
                 Series D, 6.150%, 2/15/15

       2,000   New York State Medical Care Facilities Finance Agency, Mental                 2/04 at 102         AAA      1,765,520
                 Health Services Facilities Improvement Revenue Bonds, 1994
                 Series A, 5.250%, 8/15/23

         185   New York State Medical Care Facilities Finance Agency, Mental                 2/02 at 102         AAA        187,024
                 Health Services Facilities Improvement Revenue Bonds, 1992
                 Series B, 6.250%, 8/15/18

         150   New York State Medical Care Facilities Finance Agency, Mental                 2/02 at 102         AAA        155,727
                 Health Services Facilities Improvement Revenue Bonds, 1992
                 Series A, 6.375%, 8/15/17

       2,000   New York State Medical Care Facilities Finance Agency, Mental                 2/04 at 102         AAA      1,796,980
                 Health Services Facilities Improvement Revenue Bonds, 1993
                 Series F Refunding, 5.250%, 2/15/19

       4,000   New York State Urban Development Corporation, Revenue Bonds                   4/06 at 102         AAA      3,780,760
                 (Sports Facility Assistance Program), 1996 Series A, 5.500%,
                 4/01/19

       5,000   New York State Urban Development Corporation, Correctional                    1/09 at 101         AAA      5,001,350
                 Facilities Service Contract Revenue Bonds, Series C, 6.000%,
                 1/01/29

       8,650   Triborough Bridge and Tunnel Authority, Special Obligation                    1/01 at 102         AAA      8,959,497
                 Refunding Bonds, Series 1991B, 6.875%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
               Transportation - 8.3%

       2,500   Albany County Airport Authority, Airport Revenue Bonds,                      12/07 at 102         AAA      2,327,350
                 Series 1997, 5.500%, 12/15/19 (Alternative Minimum Tax)

       3,000   Buffalo and Fort Erie Public Bridge Authority, Toll Bridge                    1/05 at 101         AAA      2,894,130
                 System Revenue Bonds, Series 1995, 5.750%, 1/01/25

       4,000   Metropolitan Transportation Authority (New York), Commuter                    7/05 to 101         AAA      3,835,720
                 Facilities Subordinated Revenue Bonds, Series 1995-2
                 (Grand Central Terminal Redevelopment Project), 5.700%,
                 7/01/24

       3,000   Metropolitan Transportation Authority (New York), Commuter                    7/07 at 101         AAA      2,925,960
                 Facilities Revenue Bonds, Series 1997A, 5.750%, 7/01/21

       3,000   Metropolitan Transportation Authority (New York), Commuter                    7/07 at 102         AAA      2,622,750
                 Facilities Revenue Bonds, Series 1997B, 5.125%, 7/01/24

       2,000   Metropolitan Transportation Authority (New York), Commuter                    7/07 at 101         AAA      1,805,660
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27

       3,500   Metropolitan Transportation Authority, Commuter Facilities                    7/07 at 101         AAA      3,030,545
                 International Airport), Revenue Bonds, Series 1997E, 5.000%,
                 7/01/21

               Niagara Frontier Transportation Authority (Buffalo Niagara
               Airport Revenue Bonds, Series 1998:
       1,000     5.000%, 4/01/18 (Alternative Minimum Tax)                                   4/08 at 101         AAA        872,990
       1,000     5.000%, 4/01/28 (Alternative Minimum Tax)                                   4/08 at 101         AAA        831,210

       1,000   Niagara Frontier Transportation Authority (Buffalo Niagara                    4/09 at 101         AAA        932,420
                 International Airport), Airport Revenue Bonds, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

       3,000   The Port Authority of New York and New Jersey, Special Project               12/07 at 100         AAA      2,888,640
                 Bonds, Series 6, JFK International Air Terminal LLC Project, 5.750%,
                 12/01/25 (Alternative Minimum Tax)

       2,750   Triborough Bridge and Tunnel Authority, General Purpose Revenue               1/02 at 101         AAA      2,811,820
                 Bonds, Series X, 6.500%, 1/01/19
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 22.5%

       3,385   Buffalo Municipal Water Finance Authority, Water System Revenue Bonds,        7/03 at 102         AAA      3,540,135
                 Series 1992, 5.750%, 7/01/19 (Pre-refunded to 7/01/03)

       1,000   Erie County Water Authority (New York), Water Works System Revenue Bonds,    12/09 at 100         AAA      1,101,600
                 Series 1990B, 6.750%, 12/01/14

      10,340   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,      7/02 at 102         AAA     10,938,272
                 Series J, 6.500%, 7/01/18 (Pre-refunded to 7/01/02)


               28

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

               Public Improvement Serial Bonds of 1992, County of Monroe, New York,
                 General Obligation Bonds:
     $   375     6.500%, 6/01/15 (Pre-refunded to 6/01/01)                                   6/01 at 102         AAA     $  391,875
         375     6.500%, 6/01/16 (Pre-refunded to 6/01/01)                                   6/01 at 102         AAA        391,875
         350     6.500%, 6/01/17 (Pre-refunded to 6/01/01)                                   6/01 at 102         AAA        365,750

       4,840   Nassau County Industrial Development Agency, Civic Facility Revenue           8/01 at 102         AAA      5,083,984
                 Bonds (Hofstra University Project - Series 1991), 6.750%, 8/01/11
                 (Pre-founded to 8/01/01)

               The City of New York, General Obligation Bonds, Fiscal 1992 Series C
               Fixed Rate Bonds, Subseries C-1:
       3,940     6.250%, 8/01/10 (Pre-refunded to 8/01/02)                               8/02 at 101 1/2         AAA      4,132,469
          55     6.625%, 8/01/12 (Pre-refunded to 8/01/02)                               8/02 at 101 1/2         AAA         58,154

       2,000   New York City Municipal Water Finance Authority, Water and Sewer              6/01 at 101         AAA      2,077,880
                 Revenue Bonds, Fiscal 1992 Series A, 6.750%, 6/15/16
                 (Pre-refunded to 6/15/01)

       2,200   The Trust for Cultural Resources of the City of New York, Revenue             4/01 at 102         AAA      2,304,390
                 Refunding Bonds, Series 1991A (The American Museum of Natural
                 History), 6.900%, 4/01/21 (Pre-refunded to 4/01/01)

       1,000   Dormitory Authority of the State of New York, Manhattanville College          7/00 at 102         AAA      1,031,220
                 Insured Revenue Bonds, Series 1990, 7.500%, 7/01/22
                 (Pre-refunded to 7/01/00)

       6,295   Dormitory Authority of the State of New York, City University System          7/00 at 102         AAA      6,491,530
                 Consolidated Second General Resolution Revenue Bonds, Series 1990F,
                 7.500%, 7/01/20 (Pre-refunded to 7/01/00)

       2,500   Dormitory Authority of the State of New York, Cooper Union Insured            7/01 at 102         AAA      2,636,500
                 Revenue Bonds, Series 1990, 7.200%, 7/01/20 (Pre-refunded to 7/01/01)

       1,000   Dormitory Authority of the State of New York, Fordham University              7/00 at 102         AAA      1,030,270
                 Insured Revenue Bonds, Series 1990, 7.200%, 7/01/15
                 (Pre-refunded to 7/01/00)

       2,630   New York State Medical Care Facilities Finance Agency, Mental Health          2/02 at 102         AAA      2,753,216
                 Services Facilities Improvement Revenue Bonds, 1992 Series B, 6.250%,
                 8/15/18 (Pre-refunded to 2/15/02)

       7,000   New York State Medical Care Facilities Finance Agency, New York               2/05 at 102         AAA      7,645,680
                 Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.800%,
                 8/15/24 (Pre-refunded to 2/15/05)

       6,000   New York State Medical Care Facilities Finance Agency, Mental Health          2/02 at 102         AAA      6,291,540
                 Services Facilities Improvement Revenue Bonds, 1992 Series A, 6.375%,
                 8/15/17 (Pre-refunded to 2/15/02)

       2,000   Power Authority of the State of New York, General Purpose Bonds,              1/02 at 102         AAA      2,100,540
                 Series Z, 6.500%, 1/01/19 (Pre-refunded to 1/01/02)

       7,300   New York State Thruway Authority, General Revenue Bonds, Series A,            1/02 at 102         AAA      7,566,377
                 5.750%, 1/01/19 (Pre-refunded to 1/01/02)

               Town of North Hempstead, Nassau County, New York, Public Improvement
               (Serial) Bonds of 1991, Series B:
         425     6.800%, 6/01/10 (Pre-refunded to 6/01/00)                                   6/00 at 102         AAA        436,365
         425     6.800%, 6/01/11 (Pre-refunded to 6/01/00)                                   6/00 at 102         AAA        436,365

               Nyack Union Free School District, Rockland County, New York, School
               District Serial Bonds of 1992:
         625     6.500%, 4/01/12 (Pre-refunded to 4/01/02)                                   4/02 at 102         AAA        658,894
         625     6.500%, 4/01/13 (Pre-refunded to 4/01/02)                                   4/02 at 102         AAA        658,894
         625     6.500%, 4/01/14 (Pre-refunded to 4/01/02)                                   4/02 at 102         AAA        658,894

       2,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue               1/01 at 102         AAA      2,085,440
                 Bonds, Series T, 7.000%, 1/01/20 (Pre-refunded to 1/01/01)

       1,175   Triborough Bridge and Tunnel Authority, General Purpose Revenue           1/01 at 101 1/2         AAA      1,219,521
                 Bonds, Series S, 7.000%, 1/01/21 (Pre-refunded to 1/01/01)

       1,750   City of Yonkers, New York, General Obligation School Bonds, Series           12/00 at 102         AAA      1,826,633
                 1990-C, 7.375%, 12/01/09 (Pre-refunded to 12/01/00)
------------------------------------------------------------------------------------------------------------------------------------
               Utilities - 2.5%

               Long Island Power Authority, Electric System General Revenue Bonds,
               Series 1998A:
       6,520     0.000%, 12/01/19                                                           No Opt. Call         AAA      1,987,426
       4,000     5.125%, 12/01/22                                                            6/08 at 101         AAA      3,520,920
       1,000     5.750%, 12/01/24                                                            6/08 at 101         AAA        968,500

Portfolio of Investments
Nuveen New York Insured Municipal Bond Fund (continued)
February 29, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Utilities (continued)

    $  2,000   New York State Energy Research and Development Authority, Adjustable          7/05 at 102         AAA   $  2,006,240
                 Rate Pollution Control Revenue Bonds (New York State Electric and Gas
                 Corporation Project), 1987 Series A, 6.150%, 7/01/26 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 7.7%

       2,930   Buffalo Municipal Water Finance Authority, Water System Revenue               7/08 at 101         AAA      2,483,760
                 Bonds, Series 1998-A, 5.000%, 7/01/28

       7,000   New York City Municipal Water Finance Authority, Water and Sewer              6/06 at 101         AAA      6,755,770
                 System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26

       1,250   New York City Municipal Water Finance Authority, Water and Sewer              6/01 at 101         AAA      1,290,000
                 System Revenue Bonds, Fiscal 1992 Series A, 6.750%, 6/15/16

       2,500   New York City Municipal Water Finance Authority, Water and Sewer          6/02 at 101 1/2         AAA      2,462,250
                 System Revenue Bonds, Fiscal 1993 Series A, 5.750%, 6/15/18

       4,650   New York City Municipal Water Finance Authority, Water and Sewer              6/02 at 100         AAA      4,371,000
                 System Revenue Bonds, Fiscal 1993 Series A, 5.500%, 6/15/20

       3,000   New York City Municipal Water Finance Authority, Water and Sewer              6/07 at 101         AAA      2,640,660
                 System Revenue Bonds, Fiscal 1998 Series B, 5.250%, 6/15/29

       1,450   New York State Environmental Facilities Corporation, State Water              3/00 at 102         AAA      1,482,330
                 Pollution Control Revolving Fund Revenue Bonds, Series 1990 C
                 (Pooled Loan Issue), 7.200%, 3/15/11

       1,000   Suffolk County Industrial Development Agency (Suffolk County,                 2/04 at 101         AAA        941,240
                 New York), Suffolk County Southwest Sewer System Revenue Bonds,
                 Series 1994, 4.750%, 2/01/09

       3,700   Suffolk County Water Authority, New York, Water System Revenue                6/03 at 102         AAA      3,278,050
                 Bonds, Series 1994, 5.000%, 6/01/17
------------------------------------------------------------------------------------------------------------------------------------
   $ 344,425   Total Investments - (cost $331,724,215) - 99.6%                                                          334,159,693
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.4%                                                                       1,193,971
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $335,353,664
               =====================================================================================================================

   All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

Statement of Net Assets
February 29, 2000

                                                                                                       New York
                                                                     New Jersey         New York        Insured
---------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value               $109,337,045     $246,606,821   $334,159,693
Cash                                                                         --        4,634,676             --
Receivables:
 Interest                                                             1,503,109        3,342,770      3,771,406
 Investments sold                                                            --          556,127        289,567
 Shares sold                                                             52,789          688,997         52,940
Other assets                                                                811            2,425          5,888
---------------------------------------------------------------------------------------------------------------
 Total assets                                                       110,893,754      255,831,816    338,279,494
---------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                          386,564               --        668,690
Payables:
 Investments purchased                                                       --        4,103,652             --
 Shares redeemed                                                         63,187          547,857        992,857
Accrued expenses:
 Management fees                                                         74,038           18,110        143,463
 12b-1 distribution and service fees                                     23,034           33,410         23,433
 Other                                                                  107,002           52,264        103,210
Dividends payable                                                       259,869          738,308        994,177
---------------------------------------------------------------------------------------------------------------
 Total liabilities                                                      913,694        5,493,601      2,925,830
---------------------------------------------------------------------------------------------------------------
Net assets                                                         $109,980,060     $250,338,215   $335,353,664
===============================================================================================================
Class A Shares
Net assets                                                         $ 46,234,809     $ 81,857,280   $ 54,363,828
Shares outstanding                                                    4,753,197        8,050,985      5,464,981
Net asset value and redemption price per share                     $       9.73     $      10.17   $       9.95
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                  $      10.16     $      10.62   $      10.39
===============================================================================================================
Class B Shares
Net assets                                                         $ 13,680,572     $ 19,803,454   $ 15,893,355
Shares outstanding                                                    1,407,427        1,945,690      1,595,990
Net asset value, offering and redemption price per share           $       9.72     $      10.18   $       9.96
===============================================================================================================
Class C Shares
Net assets                                                         $ 10,007,089     $ 10,374,124   $  4,627,401
Shares outstanding                                                    1,031,800        1,017,117        465,480
Net asset value, offering and redemption price per share           $       9.70     $      10.20   $       9.94
===============================================================================================================
Class R Shares
Net assets                                                         $ 40,057,590     $138,303,357   $260,469,080
Shares outstanding                                                    4,118,798       13,562,878     26,165,983
Net asset value, offering and redemption price per share           $       9.73     $      10.20   $       9.95
===============================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended February 29, 2000

                                                                                                          New York
                                                                          New Jersey       New York        Insured
------------------------------------------------------------------------------------------------------------------
Investment Income                                                       $  6,838,538   $ 15,515,226   $ 21,131,930
------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                              655,578      1,382,433      1,922,386
12b-1 service fees - Class A                                                 103,268        161,150        110,560
12b-1 distribution and service fees - Class B                                129,126        153,449        154,721
12b-1 distribution and service fees - Class C                                 79,627         69,761         32,715
Shareholders' servicing agent fees and expenses                              137,520        220,957        309,279
Custodian's fees and expenses                                                 68,386         97,369         92,561
Trustees' fees and expenses                                                    3,562          4,596          8,445
Professional fees                                                              1,630          1,650         12,893
Shareholders' reports - printing and mailing expenses                         66,454         42,878        133,638
Federal and state registration fees                                            2,560            348          7,303
Portfolio insurance expense                                                       --             --          6,588
Other expenses                                                                 6,313         11,523         14,298
------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement       1,254,024      2,146,114      2,805,387
 Custodian fee credit                                                        (18,630)       (21,145)        (8,726)
 Expense reimbursement                                                       (71,000)      (711,646)            --
------------------------------------------------------------------------------------------------------------------
Net expenses                                                               1,164,394      1,413,323      2,796,661
------------------------------------------------------------------------------------------------------------------
Net investment income                                                      5,674,144     14,101,903     18,335,269
------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                       (442,612)      (777,587)      (516,349)
Net change in unrealized appreciation or depreciation of investments      (9,982,626)   (19,650,813)   (26,997,720)
------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                         (10,425,238)   (20,428,400)   (27,514,069)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                   $ (4,751,094)  $ (6,326,497)  $ (9,178,800)
==================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                                                 New Jersey
                                                                                          -------------------------
                                                                                          Year  Ended    Year Ended
                                                                                              2/29/00       2/28/99
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                   $  5,674,144   $  5,254,037
Net realized gain (loss) from investment transactions                                       (442,612)       115,134
Net change in unrealized appreciation or depreciation of investments                      (9,982,626)      (239,717)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                     (4,751,094)     5,129,454
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
 Class A                                                                                  (2,490,807)    (2,238,254)
 Class B                                                                                    (549,377)      (289,199)
 Class C                                                                                    (455,400)      (361,714)
 Class R                                                                                  (2,180,089)    (2,367,199)
From accumulated net realized gains from investment transactions:
 Class A                                                                                          --             --
 Class B                                                                                          --             --
 Class C                                                                                          --             --
 Class R                                                                                          --             --
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                 (5,675,673)    (5,256,366)
-------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from shares issued in the reorganization of New Jersey Intermediate                  --     10,490,003
Net proceeds from sale of shares                                                          23,313,205     32,345,835
Net proceeds from shares issued to shareholders due to reinvestment of distributions       3,366,469      3,178,514
-------------------------------------------------------------------------------------------------------------------
                                                                                          26,679,674     46,014,352
Cost of shares redeemed                                                                  (27,406,311)   (14,067,767)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                          (726,637)    31,946,585
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                    (11,153,404)    31,819,673
Net assets at the beginning of year                                                      121,133,464     89,313,791
-------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                           $109,980,060   $121,133,464
===================================================================================================================
Balance of undistributed net investment income at the end of year                       $        656   $      2,185
===================================================================================================================

                                 See accompanying notes to financial statements.



                                                                                   New York               New York Insured
                                                                         -------------------------     -------------------------
                                                                         Year Ended     Year Ended     Year Ended     Year Ended
                                                                            2/29/00        2/28/99        2/29/00        2/28/99
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $ 14,101,903   $ 12,946,294   $ 18,335,269   $ 18,001,673
Net realized gain (loss) from investment transactions                       (777,587)     1,767,488       (516,349)     2,051,978
Net change in unrealized appreciation or depreciation of investments     (19,650,813)      (482,766)   (26,997,720)    (1,737,215)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                     (6,326,497)    14,231,016     (9,178,800)    18,316,436
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                                                 (4,361,271)    (3,991,380)    (2,744,482)    (2,291,771)
  Class B                                                                   (757,621)      (318,702)      (682,606)      (375,855)
  Class C                                                                   (452,805)      (328,331)      (194,703)      (124,512)
  Class R                                                                 (8,347,109)    (8,212,001)   (14,463,882)   (15,260,254)
From accumulated net realized gains from investment transactions:
  Class A                                                                   (171,256)            --        (21,641)      (130,963)
  Class B                                                                    (38,412)            --         (6,843)       (31,353)
  Class C                                                                    (20,085)            --         (1,774)        (8,852)
  Class R                                                                   (305,575)            --       (105,965)      (822,078)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (14,454,134)   (12,850,414)   (18,221,896)   (19,045,638)
---------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                          51,408,121     32,108,889     31,304,562     30,426,780
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                     8,466,145      7,870,186     12,335,565     13,375,740
---------------------------------------------------------------------------------------------------------------------------------
                                                                          59,874,266     39,979,075     43,640,127     43,802,520
Cost of shares redeemed                                                  (47,492,353)   (31,347,095)   (52,615,589)   (38,003,474)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions        12,381,913      8,631,980     (8,975,462)     5,799,046
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                     (8,398,718)    10,012,582    (36,376,158)     5,069,844
Net assets at the beginning of year                                      258,736,933    248,724,351    371,729,822    366,659,978
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                           $250,338,215   $258,736,933   $335,353,664   $371,729,822
=================================================================================================================================
Balance of undistributed net investment income at the end of year       $    284,255   $    101,158   $    313,071   $     63,475
=================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship New Jersey Municipal Bond Fund ("New Jersey"), Nuveen Flagship New York Municipal Bond Fund ("New York") and the Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively "the Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

After the close of business on September 11, 1998, Nuveen Flagship New Jersey Intermediate Municipal Bond Fund ("New Jersey Intermediate") reorganized into New Jersey as approved by the shareholders of New Jersey Intermediate on August 13, 1998.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 29, 2000, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholders accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 29, 2000, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

Insurance
New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 29, 2000.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                      New Jersey
                                                  ----------------------------------------------------
                                                     Year Ended 2/29/00          Year Ended 2/28/99
                                                  ------------------------   -------------------------
                                                    Shares        Amount        Shares        Amount
------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of
New Jersey Intermediate:
  Class A                                                --    $        --      853,955   $  9,095,179
  Class C                                                --             --      112,286      1,193,933
  Class R                                                --             --       18,846        200,891
Shares sold:
  Class A                                         1,031,880     10,382,720    1,377,846     14,619,825
  Class B                                           613,401      6,270,631      839,961      8,903,892
  Class C                                           360,453      3,684,927      416,475      4,399,120
  Class R                                           293,764      2,974,927      419,192      4,422,998
Shares issued to shareholders due to
reinvestment of distributions:
  Class A                                           132,266      1,345,915      113,228      1,200,274
  Class B                                            24,234        245,622       11,053        117,220
  Class C                                            22,706        229,919       18,796        198,846
  Class R                                           151,879      1,545,013      156,770      1,662,174
------------------------------------------------------------------------------------------------------
                                                  2,630,583     26,679,674    4,338,408     46,014,352
------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                        (1,450,515)   (14,400,959)    (678,226)    (7,190,108)
  Class B                                          (303,073)    (3,009,282)     (59,129)      (626,831)
  Class C                                          (324,197)    (3,273,108)    (115,892)    (1,227,825)
  Class R                                          (668,086)    (6,722,962)    (473,934)    (5,023,003)
------------------------------------------------------------------------------------------------------
                                                 (2,745,871)   (27,406,311)  (1,327,181)   (14,067,767)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                            (115,288)  $   (726,637)   3,011,227   $ 31,946,585
======================================================================================================

                                              New York                                          New York Insured
                       -----------------------------------------------------   -----------------------------------------------------
                           Year Ended 2/29/00          Year Ended 2/28/99          Year Ended 2/29/00          Year Ended 2/28/99
                       -------------------------   -------------------------   -------------------------   -------------------------
                         Shares        Amount        Shares        Amount        Shares        Amount        Shares        Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A              2,790,883   $ 29,104,680    1,144,690   $ 12,559,731    1,496,280   $ 15,529,903    1,093,274   $ 11,747,659
  Class B              1,036,762     10,937,779      754,802      8,315,942      715,180      7,454,738      743,984      8,011,299
  Class C                528,399      5,518,626      353,162      3,894,020      147,209      1,505,110      205,983      2,218,265
  Class R                554,613      5,847,036      666,093      7,339,196      666,121      6,814,811      787,360      8,449,557
Shares issued to
shareholders due to
reinvestment of
distributions:
  Class A                179,500      1,892,549      161,024      1,770,662      167,792      1,725,557      148,515      1,598,123
  Class B                 36,081        378,936       14,049        154,837       36,951        380,102       20,611        222,064
  Class C                 15,250        160,948       12,193        134,459       12,055        124,036        8,421         90,556
  Class R                570,094      6,033,712      526,668      5,810,228      980,490     10,105,870    1,065,213     11,464,997
------------------------------------------------------------------------------------------------------------------------------------
                       5,711,582     59,874,266    3,632,681     39,979,075    4,222,078     43,640,127    4,073,361     43,802,520
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A             (2,221,619)   (23,154,539)  (1,117,036)   (12,242,649)  (1,085,766)   (11,116,343)    (513,163)    (5,519,037)
  Class B               (224,929)    (2,347,237)     (63,760)      (700,876)    (401,249)    (4,062,416)     (75,529)      (812,400)
  Class C               (327,306)    (3,418,515)    (130,900)    (1,437,273)     (76,265)      (776,795)     (46,912)      (504,054)
  Class R             (1,770,315)   (18,572,062)  (1,539,770)   (16,966,297)  (3,589,069)   (36,660,035)  (2,903,948)   (31,167,983)
------------------------------------------------------------------------------------------------------------------------------------
                      (4,544,169)   (47,492,353)  (2,851,466)   (31,347,095)  (5,152,349)   (52,615,589)  (3,539,552)   (38,003,474)
------------------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease)             1,167,413   $ 12,381,913      781,215   $  8,631,980     (930,271)  $ (8,975,462)     533,809   $  5,799,046
====================================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid April 3, 2000, to shareholders of record on March 9, 2000, as follows:

                                                                        New York
                                       New Jersey        New York        Insured
--------------------------------------------------------------------------------
Dividend per share:
  Class A                                  $.0395          $.0500         $.0425
  Class B                                   .0330           .0435          .0360
  Class C                                   .0350           .0455          .0375
  Class R                                   .0410           .0520          .0440
================================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended February 29, 2000, were as follows:

                                                                        New York
                                        New Jersey       New York        Insured
--------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities      $ 31,886,015   $ 57,501,478   $ 56,529,815
  Short-term municipal securities        4,700,000     11,905,000     11,100,000
Sales and maturities:
  Long-term municipal securities        30,414,561     47,915,422     61,534,383
  Short-term municipal securities        4,700,000     13,805,000     14,900,000
================================================================================

At February 29, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                        New York
                                      New Jersey         New York        Insured
--------------------------------------------------------------------------------
                                    $114,099,381     $245,274,953   $331,836,839
================================================================================

At February 29, 2000, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                        New York
                                      New Jersey         New York        Insured
--------------------------------------------------------------------------------
Expiration year:
  2002                                $  256,350         $     --       $     --
  2003                                   424,626               --             --
  2004                                   116,050               --             --
  2005                                        --               --             --
  2006                                   238,550               --             --
  2007                                        --               --             --
  2008                                   132,876          778,471        405,215
--------------------------------------------------------------------------------
Total                                 $1,168,452         $778,471       $405,215
================================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at February 29, 2000, were as follows:

                                                                       New York
                                     New Jersey         New York        Insured
--------------------------------------------------------------------------------
Gross unrealized:
 appreciation                       $ 1,484,801      $ 7,068,842    $ 9,699,806
 depreciation                        (6,247,137)      (5,736,974)    (7,376,952)
--------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation)                    $(4,762,336)     $ 1,331,868    $ 2,322,854
================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                        Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The adviser has agreed to waive part of its management fees or reimburse certain expenses of New York and New York Insured in order to limit total expenses to
 .75 of 1% of the average daily net assets of New York and .975 of 1% of the average daily net assets of New York Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The adviser may also voluntarily agree to reimburse additional expenses in any of the Funds from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 29, 2000, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                        New York
                                          New Jersey      New York       Insured
--------------------------------------------------------------------------------
Sales charges collected                      $88,103       $94,308       $98,883
Paid to authorized dealers                    86,193        83,660        98,700
================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                        New York
                                          New Jersey      New York       Insured
--------------------------------------------------------------------------------
Commission advances                         $306,543      $491,757      $339,107
================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2000, the Distributor retained such 12b-1 fees as follows:

                                                                        New York
                                          New Jersey      New York       Insured
--------------------------------------------------------------------------------
12b-1 fees retained                         $147,899      $161,873      $148,865
================================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2000, as follows:

                                                                        New York
                                          New Jersey      New York       Insured
--------------------------------------------------------------------------------
CDSC retained                                $73,240       $65,745       $83,013
================================================================================

7. Composition of Net Assets

At February 29, 2000, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                       New York
                                         New Jersey      New York       Insured
--------------------------------------------------------------------------------
Capital paid-in                        $115,910,192  $249,500,563  $333,122,954
Balance of undistributed
  net investment income                         656       284,255       313,071
Accumulated net realized gain
  (loss) from investment transactions    (1,483,228)     (778,471)     (517,839)
Net unrealized appreciation
  (depreciation) of investments          (4,447,560)    1,331,868     2,435,478
--------------------------------------------------------------------------------
Net assets                             $109,980,060  $250,338,215  $335,353,664
================================================================================

              Financial Highlights

              Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                   Investment Operations             Less Distributions
                               -----------------------------    ---------------------------

NEW JERSEY                                     Net
                                         Realized/
                                        Unrealized
                    Beginning      Net     Invest-                  Net                       Ending
                          Net  Invest-        ment              Invest-                          Net
Year Ended              Asset     ment        Gain                 ment   Capital              Asset         Total
February 28/29,         Value   Income      (Loss)     Total     Income     Gains     Total    Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)**
  2000                 $10.60     $.49       $(.87)    $(.38)     $(.49)  $    --     $(.49)  $ 9.73         (3.67)%
  1999                  10.61      .53        (.01)      .52       (.53)       --      (.53)   10.60          5.00
  1998                  10.26      .55         .36       .91       (.56)       --      (.56)   10.61          9.06
  1997 (d)              10.22      .05         .04       .09       (.05)       --      (.05)   10.26           .85
  1997 (e)              10.40      .48        (.15)      .33       (.51)       --      (.51)   10.22          3.31
  1996 (e)               9.73      .51         .69      1.20       (.53)       --      (.53)   10.40         12.63
Class B (2/97)
  2000                  10.60      .41        (.88)     (.47)      (.41)       --      (.41)    9.72         (4.51)
  1999                  10.61      .45        (.01)      .44       (.45)       --      (.45)   10.60          4.23
  1998                  10.26      .48         .35       .83       (.48)       --      (.48)   10.61          8.25
  1997 (d)              10.22      .05         .03       .08       (.04)       --      (.04)   10.26           .78
Class C (9/94)**
  2000                  10.58      .43        (.88)     (.45)      (.43)       --      (.43)    9.70         (4.29)
  1999                  10.59      .47        (.01)      .46       (.47)       --      (.47)   10.58          4.48
  1998                  10.25      .50         .34       .84       (.50)       --      (.50)   10.59          8.40
  1997 (d)              10.20      .04         .05       .09       (.04)       --      (.04)   10.25           .90
  1997 (e)              10.38      .41        (.16)      .25       (.43)       --      (.43)   10.20          2.53
  1996 (e)               9.71      .44         .68      1.12       (.45)       --      (.45)   10.38         11.80
Class R (12/91)**
  2000                  10.60      .51        (.87)     (.36)      (.51)       --      (.51)    9.73         (3.47)
  1999                  10.62      .55        (.02)      .53       (.55)       --      (.55)   10.60          5.13
  1998                  10.27      .58         .35       .93       (.58)       --      (.58)   10.62          9.29
  1997 (d)              10.23      .05         .04       .09       (.05)       --      (.05)   10.27           .86
  1997 (e)              10.41      .49        (.14)      .35       (.53)       --      (.53)   10.23          3.55
  1996 (e)               9.74      .55         .68      1.23       (.56)       --      (.56)   10.41         12.88
===================================================================================================================

                                               Ratios/Supplemental Data
                    ---------------------------------------------------------------------------------
                                Before Credit/          After            After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                             ------------------   ------------------   ------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                                Ratio      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                     Ending        to        to         to        to         to        to
                        Net   Average   Average    Average   Average    Average   Average   Portfolio
Year Ended           Assets       Net       Net        Net       Net        Net       Net    Turnover
February 28/29,       (000)    Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (9/94)**
   2000             $46,235       .99%     4.74%       .93%     4.80%       .91%     4.82%         26%
   1999              53,442      1.02      4.62        .66      4.98        .66      4.98          10
   1998              35,782      1.01      4.92        .60      5.33        .60      5.33          16
   1997 (d)          27,879      1.01*     5.43*       .55*     5.89*       .55*     5.89*         --
   1997 (e)          17,072      1.13      4.85       1.00      4.98       1.00      4.98          10
   1996 (e)          10,661      1.25      4.85       1.00      5.10       1.00      5.10          39
Class B (2/97)
   2000              13,681      1.74      4.01       1.69      4.06       1.67      4.08          26
   1999              11,368      1.76      3.88       1.39      4.25       1.39      4.25          10
   1998               2,981      1.77      4.16       1.36      4.57       1.36      4.57          16
   1997 (d)              74      1.77*     5.71*      1.27*     6.21*      1.27*     6.21*         --
Class C (9/94)**
   2000              10,007      1.54      4.20       1.48      4.26       1.47      4.27          26
   1999              10,290      1.57      4.07       1.21      4.43       1.21      4.43          10
   1998               5,733      1.56      4.37       1.16      4.77       1.16      4.77          16
   1997 (d)           2,712      1.56*     4.89*      1.10*     5.35*      1.10*     5.35*         --
   1997 (e)           2,611      1.88      4.09       1.75      4.22       1.75      4.22          10
   1996 (e)           1,065      1.96      4.16       1.75      4.37       1.75      4.37          39
Class R (12/91)**
   2000              40,058       .79      4.94        .73      5.00        .71      5.02          26
   1999              46,033       .82      4.82        .47      5.17        .47      5.17          10
   1998              44,817       .81      5.12        .40      5.53        .40      5.53          16
   1997 (d)          42,651       .81*     5.63*       .35*     6.09*       .35*     6.09*         --
   1997 (e)          42,905       .89      5.10        .75      5.24        .75      5.24          10
   1996 (e)          43,304       .98      5.20        .75      5.43        .75      5.43          39
=====================================================================================================

*   Annualized.
** Information included prior to the one month ended February 28, 1997, reflects the financial highlights of the predecessor fund, Nuveen New Jersey Tax-Free Value.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the one month ended February 28.
(e) For the fiscal year ended January 31.

              Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                   Investment Operations             Less Distributions
                               -----------------------------    ---------------------------
                                               Net
                                         Realized/
                                        Unrealized
                    Beginning      Net     Invest-                  Net                        Ending
                          Net  Invest-        ment              Invest-                           Net
Year Ended              Asset     ment        Gain                 ment   Capital               Asset         Total
February 28/29,         Value   Income      (Loss)     Total     Income     Gains     Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)**
    2000               $11.03     $.58       $(.85)    $(.27)     $ (57)    $(.02)    $(.59)   $10.17        (2.44)%
    1999                10.97      .55         .06       .61       (.55)       --      (.55)    11.03         5.69
    1998                10.53      .57         .44      1.01       (.57)       --      (.57)    10.97         9.84
    1997                10.61      .59        (.07)      .52       (.56)     (.04)     (.60)    10.53         5.07
    1996                10.12      .56         .48      1.04       (.55)       --      (.55)    10.61        10.52
Class B (2/97)
    2000                11.04      .51        (.86)     (.35)      (.49)     (.02)     (.51)    10.18        (3.18)
    1999                10.98      .47         .06       .53       (.47)       --      (.47)    11.04         4.88
    1998                10.53      .49         .45       .94       (.49)       --      (.49)    10.98         9.10
    1997 (d)            10.48      .05         .04       .09       (.04)       --      (.04)    10.53          .87
Class C (9/94)**
    2000                11.06      .52        (.85)     (.33)      (.51)     (.02)     (.53)    10.20        (2.97)
    1999                11.01      .49         .05       .54       (.49)       --      (.49)    11.06         5.00
    1998                10.56      .51         .45       .96       (.51)       --      (.51)    11.01         9.31
    1997                10.64      .55        (.11)      .44       (.48)     (.04)     (.52)    10.56         4.31
    1996                10.11      .48         .53      1.01       (.48)       --      (.48)    10.64        10.13
Class R (12/86)**
    2000                11.06      .60        (.84)     (.24)      (.60)     (.02)     (.62)    10.20        (2.21)
    1999                11.00      .58         .05       .63       (.57)       --      (.57)    11.06         5.88
    1998                10.55      .59         .45      1.04       (.59)       --      (.59)    11.00        10.11
    1997                10.64      .59        (.05)      .54       (.59)     (.04)     (.63)    10.55         5.26
    1996                10.15      .58         .49      1.07       (.58)       --      (.58)    10.64        10.80
===================================================================================================================

                                               Ratios/Supplemental Data
                    ---------------------------------------------------------------------------------
                                Before Credit/          After            After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                             ------------------   ------------------   ------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                                Ratio      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                     Ending        to        to         to        to         to        to
                        Net   Average   Average    Average   Average    Average   Average   Portfolio
Year Ended           Assets       Net       Net        Net       Net        Net       Net    Turnover
February 28/29        (000)    Assets    Assets     Assets    Assets     Assets    Assets        Rate
-----------------------------------------------------------------------------------------------------
Class A (9/94)**
    2000           $ 81,857       .89%     5.21%       .61%     5.49%       .60%     5.50%         19%
    1999             80,549       .94      4.88        .79      5.03        .79      5.03          28
    1998             78,038       .90      5.14        .77      5.27        .77      5.27          30
    1997             71,676       .95      5.39        .89      5.45        .89      5.45          37
    1996             15,732      1.02      5.28        .99      5.31        .99      5.31          47
Class B (2/97)
    2000             19,803      1.65      4.50       1.33      4.81       1.32      4.82          19
    1999             12,121      1.68      4.16       1.57      4.27       1.57      4.27          28
    1998              4,311      1.67      4.32       1.50      4.49       1.50      4.49          30
    1997 (d)            124      1.65*     5.86*      1.44*     6.07*      1.44*     6.07*         37
Class C (9/94)**
    2000             10,374      1.44      4.67       1.16      4.95       1.15      4.96          19
    1999              8,858      1.49      4.33       1.35      4.47       1.35      4.47          28
    1998              6,233      1.46      4.57       1.32      4.71       1.32      4.71          30
    1997              3,965      1.64      4.73       1.57      4.80       1.57      4.80          37
    1996                646      1.99      4.29       1.73      4.55       1.73      4.55          47
Class R (12/86)**
    2000            138,303       .69      5.40        .42      5.67        .41      5.68          19
    1999            157,209       .74      5.08        .59      5.23        .59      5.23          28
    1998            160,142       .70      5.34        .57      5.47        .57      5.47          30
    1997            152,598       .71      5.55        .69      5.57        .69      5.57          37
    1996            154,776       .76      5.55        .74      5.57        .74      5.57          47
=====================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended February 28, 1997, reflects the financial highlights of the predecessor fund, Nuveen New York Tax-Free Value.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  From commencement of class operations as noted.

              Selected data for a share outstanding throughout each period:

                                   Investment Operations             Less Distributions
                               -----------------------------    ---------------------------
NEW YORK INSURED                               Net
                                         Realized/
                                        Unrealized
                    Beginning      Net     Invest-                  Net                        Ending
                          Net  Invest-        ment              Invest-                           Net
Year Ended              Asset     ment        Gain                 ment   Capital               Asset         Total
February 28/29,         Value   Income      (Loss)     Total     Income     Gains     Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)
    2000               $10.73     $.52       $(.79)    $(.27)     $(.51)    $  --     $(.51)   $ 9.95        (2.50)%
    1999                10.76      .51         .01       .52       (.52)     (.03)     (.55)    10.73         4.91
    1998                10.50      .53         .26       .79       (.53)       --      (.53)    10.76         7.76
    1997                10.61      .55        (.14)      .41       (.52)       --      (.52)    10.50         4.02
    1996                10.15      .52         .49      1.01       (.52)     (.03)**   (.55)    10.61        10.19
Class B (2/97)
    2000                10.74      .44        (.79)     (.35)      (.43)       --      (.43)     9.96        (3.26)
    1999                10.76      .44          --       .44       (.43)     (.03)     (.46)    10.74         4.19
    1998                10.50      .45         .26       .71       (.45)       --      (.45)    10.76         6.96
    1997 (d)            10.53      .03        (.02)      .01       (.04)       --      (.04)    10.50          .07
Class C (9/94)
    2000                10.73      .46        (.80)     (.34)      (.45)       --      (.45)     9.94        (3.17)
    1999                10.74      .46         .02       .48       (.46)     (.03)     (.49)    10.73         4.53
    1998                10.48      .47         .26       .73       (.47)       --      (.47)    10.74         7.16
    1997                10.61      .47        (.16)      .31       (.44)       --      (.44)    10.48         3.06
    1996                10.12      .44         .53       .97       (.45)     (.03)**   (.48)    10.61         9.71
Class R (12/86)
    2000                10.74      .54        (.80)     (.26)      (.53)       --      (.53)     9.95        (2.43)
    1999                10.76      .53         .02       .55       (.54)     (.03)     (.57)    10.74         5.18
    1998                10.49      .55         .27       .82       (.55)       --      (.55)    10.76         8.04
    1997                10.61      .55        (.13)      .42       (.54)       --      (.54)    10.49         4.15
    1996                10.15      .55         .49      1.04       (.55)     (.03)**   (.58)    10.61        10.51
-------------------------------------------------------------------------------------------------------------------

                                               Ratios/Supplemental Data
                    ---------------------------------------------------------------------------------
                                Before Credit/          After            After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                             ------------------   ------------------   ------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
NEW YORK INSURED                        Invest-              Invest-              Invest-
                                Ratio      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                     Ending        to        to         to        to         to        to
                        Net   Average   Average    Average   Average    Average   Average   Portfolio
Year Ended           Assets       Net       Net        Net       Net        Net       Net    Turnover
February 28/29,       (000)    Assets    Assets     Assets    Assets     Assets    Assets        Rate
-----------------------------------------------------------------------------------------------------
Class A (9/94)
    2000           $ 54,364       .90%     5.02%       .90%     5.02%       .90%     5.02%         16%
    1999             52,448       .92      4.78        .92      4.78        .92      4.78          16
    1998             44,721       .88      4.98        .88      4.98        .88      4.98          17
    1997             35,957       .92      5.04        .92      5.04        .92      5.04          29
    1996             24,747       .93      4.97        .93      4.97        .93      4.97          17
Class B (2/97)
    2000             15,893      1.65      4.28       1.65      4.28       1.65      4.28          16
    1999             13,374      1.67      4.04       1.67      4.04       1.67      4.04          16
    1998              5,982      1.65      4.24       1.65      4.24       1.65      4.24          17
    1997 (d)          1,279      1.64*     5.17*      1.64*     5.17*      1.64*     5.17*         29
Class C (9/94)
    2000              4,627      1.45      4.48       1.45      4.48       1.45      4.48          16
    1999              4,103      1.47      4.25       1.47      4.25       1.47      4.25          16
    1998              2,310      1.43      4.43       1.43      4.43       1.43      4.43          17
    1997              2,015      1.67      4.28       1.67      4.28       1.67      4.28          29
    1996              1,369      1.69      4.21       1.69      4.21       1.69      4.21          17
Class R (12/86)
    2000            260,469       .70      5.21        .70      5.21        .70      5.21          16
    1999            301,805       .72      4.98        .72      4.98        .72      4.98          16
    1998            313,647       .68      5.18        .68      5.18        .68      5.18          17
    1997            319,208       .68      5.28        .68      5.28        .68      5.28          29
    1996            343,348       .67      5.26        .67      5.26        .67      5.26          17
-----------------------------------------------------------------------------------------------------

*   Annualized.
** The amounts shown include distributions in excess of capital gains of $.0024 per share.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.

Report of Independent Public Accountants

To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

We have audited the accompanying statements of net assets of the Nuveen Flagship Multistate Trust II (comprising the Nuveen Flagship New Jersey, Nuveen Flagship New York and Nuveen New York Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolio of investments, as of February 29, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II as of February 29, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP

Chicago, Illinois
April 14, 2000

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Chase Global Funds Services
73 Tremont Street
Boston, MA 02108
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

SERVING INVESTORS
FOR GENERATIONS


[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Adviser Today

To find out how the Nuveen Innovation Fund might round out your investment portfolio, contact your financial adviser today. Or call Nuveen at (800)
257.8787 for more information. Ask your adviser or call for a prospectus which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN
    Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com